UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14a

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

The Securities Exchange Act of 1934

Filed by the Registrant    ☒

Filed by a Party other than the Registrant    ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Novanta Inc.

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than Registrant)

Payment of Filing Fee (check the appropriate box):

☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

Novanta Inc.

125 Middlesex Turnpike
Bedford, Massachusetts 01730
(781) 266-5700

April 6, 2021

Dear Shareholder:

It is my pleasure to invite you to the annual and special meeting of shareholders of Novanta Inc. to be held virtually at 3:00 p.m. Eastern Time on Thursday, May 13, 2021. In light of the ongoing COVID-19 pandemic, we strongly encourage all shareholders to attend the annual meeting online by visiting www.virtualshareholdermeeting.com/NOVT2021. You will be able to vote and ask questions online as you would if you were to attend the meeting in person.

The purposes of the meeting are to: (i) elect the Board of Directors; (ii) approve, on an advisory basis, the Company’s executive compensation; (iii) approve the amended and restated Novanta Inc. 2010 Incentive Award Plan; (iv) appoint PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm; (v) confirm the Company’s Amended and Restated By-Law Number 1 and; (vi) amend the articles of the Company to authorize an unlimited number of blank check preferred shares.

Information regarding the above matters is contained in the formal notice of meeting and management proxy circular on the following pages. The Novanta Inc. Annual Report for the fiscal year ended December 31, 2020 accompanies this management proxy circular. We urge you to read the proxy materials in their entirety and to consider them carefully.

It is important that your shares be represented at the annual meeting, regardless of the size of your holdings. Accordingly, whether or not you expect to attend the meeting, we urge you to vote promptly by returning the enclosed proxy form or by submitting your proxy via telephone or online as soon as possible. You may revoke your proxy at any time before it has been voted.

On behalf of the Board of Directors, I thank you for your participation.

Very truly yours,

/s/ Stephen W. Bershad

Stephen W. Bershad
Chairperson of the Board of Directors

Novanta Inc.

125 Middlesex Turnpike
Bedford, Massachusetts 01730
(781) 266-5700

Notice of Annual and Special Meeting of Shareholders to be held on Thursday,
May 13, 2021

NOTICE IS HEREBY GIVEN that the annual and special meeting of shareholders (the “2021 Annual Meeting”) of Novanta Inc., a New Brunswick corporation, which we refer to in this notice and in the attached management proxy circular as the Company, will be held at 3:00 p.m. Eastern Time on Thursday, May 13, 2021, online at www.virtualshareholdermeeting.com/NOVT2021. Certain members of the Company’s management may also participate in the meeting at the Company’s executive offices located at 125 Middlesex Turnpike, Bedford, Massachusetts 01730. In light of the ongoing COVID-19 pandemic, all shareholders and any other persons entitled to attend the 2021 Annual Meeting are asked to attend online at www.virtualshareholdermeeting.com/NOVT2021 and to dial into the toll-free conference call line at 1-833-722-0216 (Canada and U.S.) or 1-929-517-0280 (international). You will be able to vote and ask questions online as you would if you were to attend the meeting in person.

The 2021 Annual Meeting will be held for the following purposes:

1.

To elect Lonny J. Carpenter, Deborah DiSanzo, Matthijs Glastra, Brian D. King, Ira J. Lamel, Maxine L. Mauricio, Katherine A. Owen, Thomas N. Secor, and Frank A. Wilson to our Board of Directors until the next annual meeting of shareholders, until his or her successor is elected or appointed, or until his or her earlier death, resignation or removal;

2.	To approve, on an advisory basis, the Company’s executive compensation;
3.	To approve the amended and restated Novanta Inc. 2010 Incentive Award Plan;
4.	To appoint PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm to serve until the 2022 annual meeting of shareholders;
5.	To confirm the Company’s Amended and Restated By-Law Number 1;
6.	To amend the articles of the Company to authorize an unlimited number of blank check preferred shares; and
7.	To transact such other business as may properly come before the meeting or any postponement, continuation or adjournment thereof.

Only shareholders of record as of the close of business on Wednesday, March 31, 2021 will be entitled to attend and vote at the meeting and at any postponement, continuation or adjournment thereof, provided that a subsequent transferee of shares may vote at the meeting if the transferee establishes ownership of the shares and requests not later than ten (10) days before the meeting to be added to the list of shareholders entitled to vote at the meeting.

All shareholders are requested to complete, sign, date and return the form of proxy in the enclosed envelope to Broadridge Financial Solutions Inc., Data Processing Centre, P.O. Box 3700, STN Industrial Park, Markham, ON L3R 9Z9, Canada before 3:00 p.m. Eastern Time on Tuesday, May 11, 2021, or, if the meeting is postponed, continued or adjourned, prior to 3:00 p.m. Eastern Time on the last business day prior to the date fixed for the postponed, continued or adjourned meeting. If you are a shareholder of record, you may also vote by telephone or on the Internet by following the instructions on the enclosed proxy form, no later than 3:00 p.m. Eastern Time on Tuesday, May 11, 2021, or, if the meeting is postponed, continued or adjourned, prior to 3:00 p.m. Eastern Time on the last business day prior to the date fixed for the postponed, continued or adjourned meeting. Shareholders who vote by telephone or the Internet should not return a proxy form.

A copy of the management proxy circular and a proxy form accompany this notice. This notice, the management proxy circular, the proxy form and the Company’s 2020 Annual Report will be forwarded on or about Friday, April 16, 2021 to the holders of the Company’s common shares as of the close of business on Wednesday, March 31, 2021.

All monetary amounts listed in the proxy circular are in U.S. dollars, unless otherwise indicated.

DATED at Bedford, Massachusetts this 6th day of April, 2021.

By Order of the Board of Directors

/s/ Matthijs Glastra

Matthijs Glastra
Chief Executive Officer

Novanta Inc.

125 Middlesex Turnpike

Bedford, Massachusetts 01730

(781) 266-5700

Management Proxy Circular

Information concerning voting and solicitation

Novanta Inc., a New Brunswick corporation, which, together with its subsidiaries, we refer to in this management proxy circular as the Company, will hold its annual and special meeting of shareholders (the “2021 Annual Meeting”) at 3:00 p.m. Eastern Time on Thursday, May 13, 2021 online at www.virtualshareholdermeeting.com/NOVT2021. You will be able to attend the 2021 Annual Meeting by visiting www.virtualshareholdermeeting.com/NOVT2021 and log in by using the 16-digit control number included in your proxy card or on the instructions that accompanied your proxy materials. Certain members of the Company’s management may also participate in the meeting at the Company’s executive offices located at 125 Middlesex Turnpike, Bedford, Massachusetts 01730. In light of the ongoing COVID-19 pandemic, all shareholders and any other persons entitled to attend the 2021 Annual Meeting are asked to attend online at www.virtualshareholdermeeting.com/NOVT2021 and to dial into the toll-free conference call line at 1-833-722-0216 (Canada and U.S.) or 1-929-517-0280 (international). You will be able to vote and ask questions online as you would if you were to attend the meeting in person.

This management proxy circular and the enclosed proxy form are furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of the Company for use at the meeting. The solicitation will be made by mail, but proxies may also be solicited personally, by telephone or by email or other electronic means by directors, officers or other employees of the Company. The cost of solicitation has been or will be borne by the Company. The Company may also pay brokers or nominees holding common shares of the Company in their names or in the names of their principals for their reasonable expenses in sending solicitation material to their principals.

The notice of the meeting, this management proxy circular, the proxy form and a copy of the Company’s annual report for the fiscal year ended December 31, 2020 (the “2020 Annual Report”) will be forwarded on or about Friday, April 16, 2021 to the holders of the Company’s common shares as of the close of business on Wednesday, March 31, 2021 (the “Record Date”).

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE SHAREHOLDER MEETING TO BE HELD ON MAY 13, 2021

The Company’s Management Proxy Circular and 2020 Annual Report
are available at https://investors.novanta.com/financials/annual-reports

The following proxy materials are available for review at: https://investors.novanta.com/financials/annual-reports

•	the management proxy circular;
•	the Company’s 2020 Annual Report; and
•	any amendments to the foregoing materials that are required to be furnished to shareholders.

Matters to Be Voted On

At the meeting, you will be entitled to vote on the following proposals:

1.

To elect Lonny J. Carpenter, Deborah DiSanzo, Matthijs Glastra, Brian D. King, Ira J. Lamel, Maxine L. Mauricio, Katherine A. Owen, Thomas N. Secor and Frank A. Wilson to our Board of Directors until the next annual meeting of shareholders, until his or her successor is elected or appointed, or until his or her earlier death, resignation or removal (see page 8);

2.	To approve, on an advisory (non-binding) basis, the Company’s executive compensation (see page 14);
3.	To approve the amended and restated Novanta Inc. 2010 Incentive Award Plan (see page 17);
4.	To appoint PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm to serve until the 2022 annual meeting of shareholders (see page 27);
5.	To confirm the Company’s Amended and Restated By-Law Number 1 (see page 30);
6.	To amend the articles of the Company to authorize an unlimited number of blank check preferred shares (see page 31); and
7.	To transact such other business as may properly come before the meeting, or any postponement, continuation or adjournment thereof.

We are not aware of any other business to be brought before the meeting. If any additional business is properly brought before the meeting, the designated officers serving as proxies will vote in accordance with their best judgment.

Board Recommendations

The Board recommends that you vote your shares as follows:

•	“FOR” the election of each of the nominees for director named in this management proxy circular;
•	“FOR” the approval, on an advisory basis, of the Company’s executive compensation;
•	“FOR” the approval of the amended and restated Novanta Inc. 2010 Incentive Award Plan;
•	“FOR” the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm to serve until the 2022 annual meeting of shareholders;

•	“FOR” the confirmation of the Company’s Amended and Restated By-Law Number 1; and
•	“FOR” the amendment to the Company’s articles to authorize an unlimited number of blank check preferred shares.

Attending the 2021 Annual Meeting

As part of our effort to maintain a safe and healthy environment for our directors, members of management and shareholders who wish to attend the 2021 Annual Meeting, in light of the ongoing COVID-19 pandemic, we are asking all shareholders and any other persons who are entitled to attend the 2021 Annual Meeting to attend online by visiting www.virtualshareholdermeeting.com/NOVT2021 and log in using the 16-digit control number included either on your proxy form or on the instructions that accompanied your proxy materials. Novanta is also providing a toll-free conference call line for shareholders that do not have internet access or that prefer that method, either to verbally ask a question at the 2021 Annual Meeting or to listen in as an alternative to the webcast. Using your control number included either on your proxy form or voting instruction form, as applicable, you will be able to listen to the meeting proceedings and submit your question verbally during the meeting; however, you will not be able to vote your shares on the phone during the meeting and will have to use the online webcast for that purpose if you have not done so in advance of the meeting. To join the conference call, you must call 1-833-722-0216 (Canada and U.S.) or 1-929-517-0280 (international). If your shares are held in “street name,” as described below, you should contact your broker or other nominee to obtain your 16-digit control number or otherwise vote through the broker or other nominee. The 2021 Annual Meeting platform is fully supported across browsers and devices running the most updated version of applicable software plug-ins. You should ensure you have a strong, preferably high-speed, internet connection wherever you intend to participate in the 2021 Annual Meeting. The webcast 2021 Annual Meeting allows you to attend the meeting live, submit questions and, if you are a shareholder of record, submit your vote while the 2021 Annual Meeting is being held if you have not done so in advance of the 2021 Annual Meeting. Please note that only holders of record will be able to vote during the 2021 Annual Meeting. If you lose your 16-digit control number, you may join the 2021 Annual Meeting as a “Guest”. Guests will be able to attend the 2021 Annual Meeting through the live webcast only, by joining the webcast as a guest at www.virtualshareholdermeeting.com/NOVT2021. Guests will not be able to submit questions or vote. The meeting webcast will begin promptly at 3:00 p.m. Eastern Time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 2:50 p.m. Eastern Time on May 13, 2021, and you should allow ample time for check-in procedures.

Appointment and Revocation of Proxies

The persons named in the enclosed proxy form are officers of the Company. A shareholder may appoint a person to represent him or her at the meeting, other than the persons already named in the enclosed proxy form, by inserting the name of such other person in the blank space provided in the proxy form, online at www.proxyvote.com or by completing another proper form of proxy. Such person need not be a shareholder. The completed proxy form must be mailed in the enclosed business reply envelope to and deposited with Broadridge Financial Solutions, Inc., Data Processing Centre, P.O. Box 3700, STN Industrial Park, Markham, ON L3R 9Z9, Canada no later than 3:00 p.m. Eastern Time on Tuesday, May 11, 2021, or, if the meeting is postponed, continued or adjourned, prior to 3:00 p.m. Eastern Time on the last business day prior to the date fixed for the postponed, continued or adjourned meeting. Note that, in light of possible disruptions in mail service, we encourage shareholders to submit their proxy via telephone or on the Internet, as described below.

If you are a shareholder of record, you may also vote by telephone or on the Internet by following the instructions on the enclosed proxy form, no later than 3:00 p.m. Eastern Time on Tuesday, May 11, 2021, or, if the meeting is postponed, continued or adjourned, prior to 3:00 p.m. Eastern Time on the last business day prior to the date fixed for the postponed, continued or adjourned meeting. You will need your 16‐digit control number located on the form of proxy/voting instruction form. Shareholders who vote by telephone or the Internet should not return a proxy form.

The shareholder executing the proxy form may revoke it as to any matter on which a vote has not already been cast pursuant to the authority conferred by such proxy: (a) by delivering another properly executed proxy form bearing a later date and depositing it in the manner and by the deadline described above; (b) by delivering an instrument in writing revoking the proxy, executed by the shareholder or by the shareholder’s attorney authorized in writing at the registered office of the Company, at any time up to and including the last business day preceding the date of the meeting, or at any reconvened meeting following its postponement, continuation or adjournment; (c) by voting during the 2021 Annual Meeting, if you are a shareholder of record; or (d) in any other manner permitted by law.

Voting of Proxies

The officers named in the proxy form enclosed with this management proxy circular will vote or withhold from voting the common shares of the Company in respect of which they are appointed proxy in accordance with the directions of the shareholder appointing them and, if a shareholder specifies a choice with respect to any matter to be acted upon, the shares will be voted accordingly. In the absence of such direction, the shares will be voted:

•	“FOR” the election of each of the nominees for director named in this management proxy circular;
•	“FOR” the approval, on an advisory basis, of the Company’s executive compensation;
•	“FOR” the approval of the amended and restated Novanta Inc. 2010 Incentive Award Plan;
•	“FOR” the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm to serve until the 2022 annual meeting of shareholders;
•	“FOR” the confirmation of the Company’s Amended and Restated By-Law Number 1; and
•	“FOR” the amendment to the Company’s articles authorizing an unlimited number of blank check preferred shares.

Voting and Ownership of Shares

At the close of business on the Record Date, the Company had 35,384,123 common shares outstanding and entitled to vote. Each share is entitled to one vote. The failure of any shareholder to receive a notice of meeting of shareholders does not deprive the shareholder of a vote at the meeting.

The following votes are required to approve each of the proposals at the meeting.

•	Election of Directors. The nominees for director named in this management proxy circular will be elected by a majority of the votes cast.
•

Advisory Vote on the Company’s Executive Compensation. The proposal regarding the approval, on an advisory basis, of the Company’s executive compensation requires the approval of a majority of the votes cast in respect of such matter.

•

Approval of the amended and restated Novanta Inc. 2010 Incentive Award Plan. The proposal regarding the approval of the amended and restated Novanta Inc. 2010 Incentive Award Plan requires the approval of a majority of the votes cast in respect of such matter.

•

Appointment of Independent Registered Public Accounting Firm. The proposal regarding the approval of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm requires the approval of a majority of the votes cast in respect of such matter.

•

Confirmation of the Company’s Amended and Restated By-Law Number 1. The proposal regarding the confirmation of the Company’s amended and restated By-Law Number 1 requires the approval of a majority of the votes cast in respect of such matter.

•	Amendment to the Company’s articles. The proposal regarding the amendment to the Company’s articles requires the approval not less than two-thirds of the votes cast in respect of such matter.

No votes may be taken at the meeting, other than a vote to adjourn, unless a quorum has been constituted consisting of the representation of at least thirty-three and one-third percent (33 1/3%) of the outstanding shares as of the Record Date. Votes will be tabulated by a representative of Broadridge Financial Solutions, Inc., which is also serving as the inspector of election or scrutineer for the meeting.

The enclosed form of proxy confers discretionary authority on the persons named therein with respect to amendments to or variations of matters identified in the notice of meeting and such other matters that may properly come before the meeting or any postponement, continuation or adjournment thereof. As of the date of this management proxy circular, the management of the Company knows of no such amendments, variations or other matters to be presented at the meeting.

Voting for the Election of Directors

Section 65(1) of the Business Corporations Act (New Brunswick) provides for cumulative voting for the election of directors so that each shareholder entitled to vote at an election of directors has the right to cast an aggregate number of votes equal to the number of votes attached to the shares held by such shareholder multiplied by the number of directors to be elected, and may cast all such votes in favor of a single candidate or distribute them among the candidates in any manner the shareholder decides. The statute further provides, in section 65(2), that a separate vote of shareholders shall be taken with respect to each candidate nominated for director unless a resolution of the shareholders is passed unanimously permitting two or more persons to be elected by a single resolution. Where a shareholder has voted for more than one candidate without specifying the distribution of votes among such candidates, the shareholder shall be deemed to have divided the votes equally among the candidates for whom such shareholder voted. If a shareholder desires to distribute votes otherwise than equally among the nominees for whom such shareholder has directed the persons in the enclosed form of proxy to vote, such shareholder must do so personally at the meeting or by another form of proxy. On any ballot for the election of directors, the persons named in the proxy will be deemed to have cast their votes equally among all the proposed nominees, unless: (a) any nominee is excluded by the shareholder in their proxy; or (b) the shareholder has directed that the shares be withheld from voting for the election of directors.

Directors will be elected by a majority of the votes cast in the manner described above in an uncontested election. If the number of candidates nominated for director exceeds the number of positions to be filled, the candidates who receive the least number of votes shall be eliminated until the number of candidates remaining equals the number of positions to be filled.

Counting of Votes

For purposes of determining the presence or absence of a quorum, abstentions and broker non-votes will be counted as present. With respect to the approval of any particular proposal, abstentions and broker non-votes will not be counted in determining the number of votes cast. A broker non-vote occurs when a broker submits a proxy form with respect to common shares held in a fiduciary capacity (typically referred to as being held in “street name”), but declines to vote on a particular matter because the broker has not received voting instructions from the beneficial owner. Brokers will return your proxy as a broker non-vote if the broker does not receive voting instructions from you and if, under applicable stock exchange or other rules, the broker does not have the discretion to vote those shares on the applicable matter(s) that come before the meeting.

Virtual Meeting Considerations

As part of our efforts to maintain a safe and healthy environment for our directors, members of management and shareholders who wish to attend the 2021 Annual Meeting, in light of the COVID-19 pandemic, we believe that offering shareholders the opportunity to attend and participate in the 2021 Annual Meeting via remote participation again this year is in the best interest of the Company and its shareholders. A virtual meeting also enables increased shareholder attendance and participation because shareholders can participate from any location around the world. You will be able to attend the 2021 Annual Meeting online and submit your questions by visiting www.virtualshareholdermeeting.com/NOVT2021. If you are a shareholder of record, you also will be able to vote your shares electronically at the 2021 Annual Meeting by following the instructions above.

As part of the 2021 Annual Meeting, we will hold a live Q&A session, during which we intend to answer appropriate questions submitted by shareholders during the meeting that are pertinent to the Company and the meeting matters, for 30 minutes after the completion of the 2021 Annual Meeting. Only shareholders that have accessed the 2021 Annual Meeting as a shareholder (rather than a “Guest”) by following the procedures outlined above in “Attending the 2021 Annual Meeting” will be permitted to submit questions during the 2021 Annual Meeting. Each shareholder is limited to no more than two questions. Questions should be succinct and only cover a single topic. We will not address questions that are, among other things:

•	irrelevant to the business of the Company or to the business of the 2021 Annual Meeting;
•	related to material non-public information of the Company, including the status or results of our business since our last Quarterly Report on Form 10-Q;
•	related to any pending, threatened or ongoing litigation;
•	related to personal grievances;
•	derogatory references to individuals or that are otherwise in bad taste;
•	substantially repetitious of questions already made by another stockholder;
•	in excess of the two question limit;
•	in furtherance of the stockholder’s personal or business interests; or
•	out of order or not otherwise suitable for the conduct of the 2021 Annual Meeting as determined by the Chair or acting secretary of the meeting in their reasonable judgment.

Additional information regarding the Q&A session will be available in the “Rules of Conduct” available on the 2021 Annual Meeting webpage for shareholders that have accessed the 2021 Annual Meeting as a shareholder

(rather than a “Guest”) by following the procedures outlined above in “Attending the 2021 Annual Meeting.”

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting website, and the information for assistance will be located on www.virtualshareholdermeeting.com/NOVT2021.

Item 1–Election of Directors

The Articles of the Company provide that our Board is to be comprised of a minimum of five (5) and a maximum of fifteen (15) directors, as determined from time to time by resolution of the Board. The Board has resolved that the entire Board shall consist of nine (9) directors. Mr. Bershad is retiring from the Board and will not be standing for re-election at the 2021 Annual Meeting. The Board has nominated Frank A. Wilson to fill the vacancy that will be created by Mr. Bershad’s retirement.

Each nominee presented below, if elected, will serve as a director until the next annual meeting of shareholders, until his or her successor is elected or appointed, or until his or her earlier death, resignation or removal. All of the nominees listed below have given their consent to be named as nominees for election and have indicated their intention to serve if they are elected. The Board does not anticipate that any of the nominees will be unable to serve as a director, but in the event that a nominee is unable to serve or for good cause will not serve, the Board may either propose an alternate nominee, in which case the proxies will be voted for the alternative nominee unless directed to withhold from voting, or elect to reduce the size of the Board.

The names of the nominees presented for election as directors at the 2021 Annual Meeting are listed below, along with information regarding when they joined the Board (to the extent applicable), their present principal occupation, recent business experience and their service on other companies’ boards of directors.

All of the nominees, except for Frank A. Wilson, currently serve on the Board. There are no family relationships between any of the nominees or between the nominees and any of the Company’s officers.

Director Nominees

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” ALL OF THE NOMINEES NAMED BELOW.

Name, Principal Occupation and Municipality of Primary Residence	Director Since	Age	Independent?
Lonny J. Carpenter Former Group President, Stryker Corporation Richland, Michigan, U.S.A.	2018	59	Yes
Deborah DiSanzo President of Best Buy Health, Best Buy Co., Inc. Andover, Massachusetts, U.S.A.	2019	61	Yes
Matthijs Glastra Chief Executive Officer, Novanta Inc. Newton, Massachusetts, U.S.A.	2016	52	No
Brian D. King Former President and Chief Executive Officer, Viant Medical, LLC Duxbury, Massachusetts, U.S.A.	2017	54	Yes
Ira J. Lamel Former Executive Vice President and Chief Financial Officer, The Hain Celestial Group, Inc. Westhampton Beach, New York, U.S.A.	2010	73	Yes
Maxine L. Mauricio Executive Vice President, General Counsel and Secretary, EMCOR Group, Inc. Greenwich, Connecticut, U.S.A.	2020	50	Yes
Katherine A. Owen Vice President and Advisor to the CEO, Stryker Corporation Hingham, Massachusetts, U.S.A.	2021	50	Yes
Thomas N. Secor Managing Director, Morningside Heights Capital New York, New York, U.S.A.	2012	50	Yes
Frank A. Wilson Former Chief Financial Officer and Senior Vice President, PerkinElmer, Inc. Wellesley Hills, Massachusetts, U.S.A.	-	62	Yes

Lonny J. Carpenter
Director

Mr. Carpenter has been a Director of the Company since May 10, 2018. Mr. Carpenter served as the Group President, Global Quality and Business Operations for Stryker Corporation (“Stryker”), a medical devices and equipment manufacturing company, from January 2016 to March 2019. In this role, Mr. Carpenter was responsible for setting company-wide direction for quality, manufacturing, procurement and logistics strategies, as well as oversight of Stryker’s commercial business operations in Europe, Canada, Eastern Europe, Middle East, Latin America and Africa. Mr. Carpenter served at Stryker as the Group President, Global Quality and Operations from 2011 to 2016, as the Group President, Instruments and Medical from 2008 to 2011, and as the President, Medical Division from 2006 to 2008. Mr. Carpenter began his career with Stryker in 1989, including serving as the Vice President, Global Operations. Mr. Carpenter currently serves on the board of directors of The Boler Company, Merit Medical and Orchid Orthopedics Solutions. Mr. Carpenter holds a Bachelor of Science degree from the United States Military Academy at West Point. Mr. Carpenter’s significant executive operating and commercial experience in the medical technology industry, as well as his broad business background in global manufacturing, engineering, supply chain, quality assurance, and regulatory affairs, provides the Board with greater insight into the healthcare industry.

Deborah DiSanzo
Director

Ms. DiSanzo has been a Director of the Company since May 9, 2019. Ms. DiSanzo has served as President of Best Buy Health at Best Buy Co., Inc., an electronics retailer, since September 2020. Ms. DiSanzo also has served as an instructor at the Harvard T.H. Chan School of Public Health since December 2018. From September 2015 to December 2018, Ms. DiSanzo served as General Manager of IBM Watson Health at International Business Machines Corporation, a global technology company. From 2001 to December 2014, Ms. DiSanzo held various roles at Koninklijke Philips N.V. (“Philips”), most recently as Chief Executive Officer of Philips Healthcare from April 2012 to December 2014. Prior to Philips Healthcare, Ms. DiSanzo held senior roles at Agilent and Hewlett-Packard Company. Ms. DiSanzo currently serves on the board of directors of AstraZeneca PLC (where she is a member of the audit committee) as well as Project Hope. Ms. DiSanzo previously served on the board of directors of ReWalk Robotics Ltd. from 2015 to 2018. Ms. DiSanzo is an innovative, strategic leader with more than 30 years of experience at the intersection of healthcare and technology. Ms. DiSanzo brings to the Company’s Board of Directors thought leadership in artificial intelligence and big data, deep experience in running businesses known for their innovation in healthcare and demonstrated ability to drive growth both organically and through acquisitions. Ms. DiSanzo earned an MBA from Babson College and a BS from Merrimack College.

Matthijs Glastra
Chief Executive Officer, Director

Mr. Glastra was appointed the Company’s Chief Executive Officer on September 1, 2016. Mr. Glastra joined Novanta Inc. in 2012 as a Group President and was appointed the Company’s Chief Operating Officer in February 2015. Prior to Novanta, Mr. Glastra led and grew global technology businesses in advanced industrial and medical end markets during an 18-year career with Philips, both in Europe and in Silicon Valley. At Philips, Mr. Glastra served as Chief Executive Officer of Philips Entertainment Lighting in 2012 and as Chief Operating Officer of Philips Lumileds from 2007 to 2012. Prior to that, Mr. Glastra held multiple General Manager and Vice President positions at the Philips Healthcare, Semiconductor and Lighting divisions from 1994 to 2007. Mr. Glastra also served as Director of Corporate Strategy in the Philips corporate headquarters. Mr. Glastra, a Dutch citizen, holds a Master of Science degree in Applied Physics from Delft University of Technology in Delft, Netherlands, an Advanced Engineering Degree from ESPCI in Paris, France, and an MBA from INSEAD in Fontainebleau, France. Mr. Glastra’s more than 25 years of leadership and executive operating experience in Original Equipment Manufacturer based technology businesses in advanced industrial and medical end markets, and his intimate knowledge of the Company’s businesses provide valuable insight to the Board in formulating and executing the Company’s strategy.

Brian D. King
Director

Mr. King has been a Director of the Company since May 10, 2017. Mr. King is a senior advisor to Viant Medical, LLC, a private global services provider to the medical device industry, where he served as the President and Chief Executive Officer from May 2017 to July 2019. From June 2015 to March 2017, Mr. King served as an Operating Advisor for Thomas H Lee Partners, a private equity firm. From June 2014 to June 2015, Mr. King served as Chief Transformation Officer and Chief Operating Officer at DePuy Synthes, a Johnson & Johnson company, which designs and manufactures orthopedic and neurological devices and supplies. From 2004 to 2014, Mr. King served in various executive positions at Covidien, formerly Tyco Healthcare, a global healthcare products company and manufacturer of medical devices and supplies, which was later acquired by Medtronic. At Covidien, Mr. King served as Group President, Emerging Markets (2010-2014), President, Covidien Asia (2008-2010), Senior Vice President, Global Operations and Quality (2005-2008), and Vice President, Operational Excellence (2004-2005). Mr. King currently serves on the board of directors of FrontRunnerHC. He previously served on the board of directors of PCI Pharma Services, Houston Street Exchange, Inc., and B&C Research Corporation, all privately held entities. Mr. King holds an MBA from Harvard Business School, Master of Science from the Pennsylvania State University, and Bachelor of Science from the United States Naval Academy. Mr. King’s 25 years of executive operating experience, the majority of which was spent in the healthcare industry, as well as his broad business background in global manufacturing, engineering, supply chain, quality assurance, and regulatory affairs, provides the Board with greater insight into the healthcare industry.

Ira J. Lamel
Director

Mr. Lamel has been a Director of the Company since July 23, 2010. Mr. Lamel served as Chief Financial Officer of Act II Global Acquisition Corp. (“Act II”), a special purpose acquisition company, from December 2018 to June 2020. Mr. Lamel was Senior Advisor to the CEO (from September 2013 to August 2014) and Executive Vice President and Chief Financial Officer (from October 2001 to August 2013) of The Hain Celestial Group, Inc. (“Hain”), a leading natural and organic food and personal care products company operating in North America and Europe. Prior to joining Hain in October 2001, Mr. Lamel was an audit partner in the New York area practice of Ernst & Young LLP. He retired from Ernst & Young LLP after a 29-year career. Mr. Lamel currently serves on the board of directors of Whole Earth Brands, Inc. (Nasdaq – FREE), successor to Act II, where he is the chair of the audit committee and a member of the compensation committee, and GP-Act III Acquisition Corp., a special purpose acquisition company co-sponsored by GP Investments and Irwin Simon. Mr. Lamel brings to the Company’s Board of Directors extensive financial, accounting and auditing expertise, including an understanding of accounting principles, internal controls, financial reporting rules and regulations and financial reporting processes acquired over the course of his career.

Maxine L. Mauricio
Director

Ms. Mauricio has been a Director of the Company since May 26, 2020. Ms. Mauricio has served as General Counsel and Secretary of EMCOR Group Inc., a provider of facilities construction and industrial services, since January 2016. Ms. Mauricio has been an Executive Vice President of EMCOR since February 2021 and was a Senior Vice President from January 2016 to February 2021. From January 2012 to December 2015, Ms. Mauricio was Vice President and Deputy General Counsel of EMCOR, and from May 2002 to December 2011, she served as EMCOR’s Assistant General Counsel. Prior to joining EMCOR, Ms. Mauricio was an associate at Ropes & Gray LLP. Ms. Mauricio received her bachelor’s degree summa cum laude from Dartmouth College, which awarded her the Charles Woodbury Law Prize. She graduated cum laude from Harvard Law School. Currently, Ms. Mauricio is a board member of the Native American Alumni Association of Dartmouth College. In 2016, Dartmouth awarded Ms. Mauricio the Jonathan Clarkson Gibbs Leader of the Year Award. Ms. Mauricio brings to the Company’s Board of Directors extensive corporate governance, legal, cybersecurity leadership and compliance expertise acquired at a global Fortune 500 company. Ms. Mauricio’s presence on the Board also enhances the Board’s gender and ethnic diversity.

Katherine A. Owen
Director

Ms. Owen has been a Director of the Company since February 24, 2021. Ms. Owen has served as Vice President and Advisor to the Chief Executive Officer of Stryker Corporation, a medical technologies company, since June 2020. Ms. Owen served as Vice President of Strategy and Investor Relations at Stryker from 2007 to 2020, where she was responsible for overseeing the strategic planning and business development processes, as well as investor relations. Prior to that, Ms. Owen served as a medical technology analyst at Merrill Lynch. She previously served as a medical technology analyst at Cowen & Co./SG Cowen. Ms. Owen also worked as a corporate lending analyst at State Street Bank and an underwriter at Chubb Insurance Corporation. Ms. Owen holds a Bachelor of Arts in economics from the University of Massachusetts at Amherst and an MBA from Boston College. Ms. Owen brings to the Company’s Board of Directors extensive experience and valuable insights on corporate development, strategy, and investor relations.

Thomas N. Secor
Director

Mr. Secor has been a Director of the Company since June 14, 2012. Mr. Secor has been Managing Director of Morningside Heights Capital, an investment firm, since March 2012. From April 2007 until March 2012, Mr. Secor was employed by Goldman Sachs & Co, where he worked with Liberty Harbor, an absolute-return investment fund. While at Liberty Harbor, Mr. Secor focused on the fund’s fundamental investment strategies, including debt and equity transactions. From 2005 until March 2007, Mr. Secor was a Director and member of the legal group at Amaranth Advisors, an investment advisor. From 1998 until 2005, Mr. Secor was an attorney with Cleary, Gottlieb, Steen & Hamilton where he specialized in corporate and securities law. Mr. Secor received his Bachelor of Arts degree, cum laude, from Pomona College and his Juris Doctorate, cum laude, from the University of Chicago Law School. Mr. Secor brings to the Company’s Board of Directors more than 20 years of experience in strategic transactions, corporate finance and profit management across a wide range of industries, as well as extensive corporate governance experience.

Frank A. Wilson

Nominee for Director

Mr. Wilson is a nominee for election as Director of the Company. Mr. Wilson served most recently as Chief Financial Officer and Senior Vice President of PerkinElmer, Inc., a life sciences diagnostics, discovery and analytical solutions company, from 2009 until his retirement in 2018. Prior to joining PerkinElmer, Mr. Wilson held key business development and finance roles for over 12 years at Danaher Corporation, a global science and technology conglomerate, including the position of Corporate Vice President of Investor Relations. Earlier in his career, Mr. Wilson worked for several years at AlliedSignal, Inc., now Honeywell International Inc., where he served as Vice President of Finance and Chief Financial Officer for the Commercial Avionics Systems division. Prior to Allied Signal, he held financial and controllership positions of increasing responsibility at PepsiCo Inc., as well as roles at E.F. Hutton and Company and KPMG Peat Marwick. Mr. Wilson is a member of the board of directors of Alkermes plc, a public fully integrated, global biopharmaceutical company, and Cabot Corporation, a public global specialty chemicals and performance materials company. From 2015 to early 2019, Mr. Wilson served as a member of the board of directors of Sparton Corporation, a provider of complex and sophisticated electromechanical devices, where he also served as the chair of the audit committee and chairperson of the board. Mr. Wilson is a Certified Public Accountant. Mr. Wilson will bring to the Company’s Board of Directors extensive experience and expertise in financial management and business growth strategy from a variety of global industries.

Item 2–Advisory Vote on the

Company’s Executive Compensation

Background

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 provides our shareholders with the opportunity to vote to approve, on an advisory (non-binding) basis, the compensation of our named executive officers (which currently consist of our Chief Executive Officer, Chief Financial Officer and Chief Human Resources Officer), as disclosed in this management proxy circular in accordance with the SEC’s rules. The Company has held a “say-on-pay” advisory vote every year since 2013 and following the advisory vote regarding the frequency of future “say-on-pay” votes held in 2019, the Company has determined to continue to hold the “say-on-pay” advisory vote every year until the next such advisory “say-on-pay” frequency advisory vote. The next “say-on-pay” advisory vote following this one will occur at the 2022 annual meeting of shareholders.

Summary

In accordance with Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), we are asking our shareholders to provide advisory approval of the compensation of our named executive officers as such compensation is described in the “Compensation Discussion and Analysis” section, the tabular disclosure regarding such compensation and the accompanying narrative disclosure set forth in this management proxy circular, beginning on page 49.

Our executive compensation programs are designed to provide a compensation package that incentivizes and retains a highly qualified executive team and rewards both short-term and long-term sustainable performance as measured against established goals. Our executive compensation program seeks to promote this philosophy primarily through a combination of the following types of compensation: base salary, cash incentive awards and long-term equity-based incentive awards in the form of both service-based vesting restricted stock units (“restricted stock units” or “RSUs”) and performance-based vesting restricted stock units (“performance stock units” or “PSUs”). Note that forward-looking performance targets are not disclosed due to competitive reasons. The following is a summary of some of the key points of our executive compensation program. We urge our shareholders to review the “Compensation Discussion and Analysis” section of this management proxy circular and the tabular disclosures following such section for more information.

•

Compensation Best Practices. We employ the following policies and practices that are designed to ensure our executive compensation programs are well-governed, reflect market-based best practices and do not promote inappropriate risk taking:

Independent Compensation Committee	Yes
Independent Compensation Advisor	Yes
Stock Ownership Guidelines	Yes
Elimination of Section 280G Excise Tax Gross-Ups	Yes
Elimination of Single-Trigger Equity Vesting upon Change of Control	Yes
No Stock Option Repricing without Shareholder Approval	Yes
Recoupment Provision in Short-Term Incentive Plan	Yes
Anti-Hedging and Anti-Pledging Policies	Yes
Compensation Risk Assessment	Annual
Shareholder Vote to Approve Executive Compensation on an Advisory Basis	Annual

•

Pay-for-Performance. We aim to align our executive compensation with both annual and long-term performance goals of the Company. Our Senior Management Incentive Plan (“SMIP”) provides cash incentive awards based on Adjusted EBITDA, Organic Revenue Growth, and Net Working Capital (“NWC”) as a percentage of revenue (“NWC Ratio”). The Adjusted EBITDA, Organic Revenue Growth, and NWC Ratio target levels of performance are correlated with the Company’s annual revenue, income growth and NWC goals. However, as part of a company-wide cost reduction initiative in response to economic uncertainties caused by the COVID-19 pandemic, the Compensation Committee, with the consent of the NEOs, decided to eliminate the short-term cash incentives under the SMIP for 2020.

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Long-Term Compensation. In 2020, our long-term compensation program included a mix of restricted stock units that vest ratably over four years and performance stock units that cliff vest in three years on January 1, 2023, subject to continued employment through the date of vesting, achievement of applicable performance thresholds and accelerated vesting upon certain termination of employment or change in control. Our long-term compensation program is intended to align the interests of executives with those of our shareholders, encourage retention and focus the executives on long-term profitable growth and shareholder value creation.

•

Prudent Corporate Governance. We are committed to maintaining a prudent corporate governance model and to continually improving our compensation practices and policies. Key practices in this regard include annual review of the Company’s compensation program by the Compensation Committee and maintenance of a Compensation Committee composed entirely of independent, non-employee directors who satisfy applicable independence requirements.

•

Independent Compensation Consultation. The Compensation Committee uses an independent global executive compensation consulting firm, Korn Ferry, to advise the Compensation Committee on matters related to executive compensation.

•	Input from Shareholders. The Company has determined to hold a “say-on-pay” advisory vote every year to regularly receive and review input from shareholders on our compensation programs and practices.

The Compensation Committee believes that the policies and procedures articulated in the “Compensation Discussion and Analysis” are effective in achieving the Company’s goals and that the compensation of the Company’s named executive officers reported in this management proxy circular reflects and supports these compensation policies and objectives. We encourage shareholders to review the “Compensation Discussion and Analysis” beginning on page 49 of this management proxy circular.

Recommendation

Our Board of Directors believes that the information provided above and within the “Compensation Discussion and Analysis” section of this management proxy circular demonstrates that our executive compensation program was designed appropriately and is working to ensure that management’s interests are aligned with our shareholders’ interests to support long-term value creation.

The following resolution will be submitted for a shareholder vote at the 2021 Annual Meeting:

RESOLVED, that the shareholders of Novanta Inc. approve, on an advisory basis, the compensation of our named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission (“SEC”), including the “Compensation Discussion and Analysis”, compensation tables and narrative discussion set forth in the management proxy circular.

This vote on our executive compensation is advisory, and therefore not binding on the Company, the Compensation Committee or the Board of Directors. However, the Compensation Committee will consider the outcome of the vote when making future compensation decisions for the named executive officers.

Required Vote

The affirmative vote of a majority of the votes cast in respect of this matter at the 2021 Annual Meeting is required to approve, on an advisory (non-binding) basis, the compensation of our named executive officers. Abstentions and broker non-votes will not be counted in determining the number of votes cast, and thus will not affect the voting results of this proposal.

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE ADOPTION OF THE RESOLUTION APPROVING THE COMPANY’S COMPENSATION OF THE NAMED EXECUTIVE OFFICERS.

Item 3–Approval of the Amended and Restated

Novanta Inc. 2010 Incentive Award Plan

Our Board is submitting for shareholder approval the Novanta Inc. 2010 Incentive Award Plan (Amended and Restated Effective February 24, 2021) (the “Amended and Restated Incentive Award Plan”). On October 13, 2010, the Board first adopted the Novanta Inc. 2010 Incentive Award Plan, which was subsequently approved by our shareholders on November 23, 2010, and later amended and restated effective July 27, 2016 (the “Incentive Award Plan”). On February 24, 2021, our Board approved the Amended and Restated Incentive Award Plan, an amendment and restatement of the 2010 Incentive Award Plan, subject to shareholder approval. The Board is requesting that the Amended and Restated Incentive Award Plan be approved by shareholders so that:

•

The number of shares of our common stock reserved for issuance under the Amended and Restated Incentive Award Plan is increased from 4,398,613 shares to 6,148,613 shares, subject to adjustment as described below;

•	The term of the Amended and Restated Incentive Award Plan will be extended through the tenth anniversary of the date this Amended and Restated Incentive Award Plan is approved by the shareholders;
•

The performance-based compensation provisions in our Amended and Restated Incentive Award Plan will be generally streamlined in a manner that is intended to appropriately address changes made to Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) under the U.S. tax reform law that went into effect in 2017; and

•

Certain provisions intended to reflect good corporate governance practices and provide for our continuing flexibility to grant awards to eligible participants will be added to the Amended and Restated Incentive Award Plan.

The Amended and Restated Incentive Award Plan provides the Company with the ability to continue to grant or issue equity and other incentive compensation to our board of directors, employees and consultants. We believe such ability is appropriate to maintain competitive compensation practices and to align the interests of our board of directors, officers, employees and consultants with those of our shareholders.

In its determination to approve the Amended and Restated Incentive Award Plan, the Board was presented with the results of a report prepared by Korn Ferry, an independent compensation consultant, which included an analysis of certain equity burn rate, dilution and overhang metrics, and peer group trends. Specifically, the Board considered the following factors:

•

The Company has had a conservative equity burn rate historically. Equity burn rate is calculated by dividing (i) the number of shares subject to equity awards granted during the fiscal year (assuming PSUs at target) by (ii) the number of weighted average basic shares outstanding for the year. In 2020, 2019 and 2018, we granted equity (assuming PSUs at target) representing a total of approximately 345,000, 186,000 and 178,000 shares, respectively. This level of equity awards represents a three-year average equity burn rate of 0.7% of our weighted average basic shares outstanding for the same period. Our 3-year average equity burn rate is below the 25th percentile of our peer group.

•

If we do not increase the shares available for issuance under our equity plan, we would expect to, based on historical usage rates of shares under our equity plan, exhaust the share limit under the current equity plan in approximately two years, at which time we would lose an important compensation tool aligned with shareholder interests to attract, motivate and retain highly qualified talent.
•

As of December 31, 2020, we had a 4.2% equity overhang rate, which is calculated by dividing (i) the number of shares subject to equity awards outstanding at the end of the fiscal year (assuming maximum payout of outstanding PSUs) plus the number of shares remaining available for issuance under our existing equity plan by (ii) the number of our weighted average diluted common shares outstanding for the fiscal year. If the Amended and Restated Incentive Award Plan is approved, our equity overhang rate at the end of December 31, 2020 would be 8.4% (including the additional shares that will be reserved for issuance under the Amended and Restated Incentive Award Plan).

In light of the factors described above, coupled with the fact that our ability to continue to grant equity compensation is vital to attracting and retaining employees in the competitive labor markets and our utilization of equity grants as a component of our acquisition strategy, the Board has determined that the size of the share reserve under the Amended and Restated Incentive Award Plan is reasonable and appropriate for the Company at this time. The Board did not deem it necessary to create a subcommittee to evaluate the risks and benefits for issuing the additional authorized shares requested.

In addition, we believe that the Amended and Restated Incentive Award Plan properly balances its compensatory design with shareholder interests by having the following characteristics:

•	Grants of options or stock appreciation rights (“SARs”) with an exercise price that is less than fair market value on the grant date are generally prohibited;
•	Repricing of options or SARs to reduce the excise price per share is prohibited without prior shareholder approval;
•	No dividends or dividend equivalents are paid on unvested performance awards;
•

Shares used to pay option exercise prices or to satisfy tax withholdings on options and SARs are not added back to shares available for future issuance under the Amended and Restated Incentive Award Plan, as it would be considered “liberal share counting” practices by Institutional Shareholder Services; and

•

The Compensation Committee, which consists of only independent directors, will be responsible for the general administration of the Amended and Restated Incentive Award Plan with respect to awards granted to employees and consultants. The full Board will administer the Amended and Restated Incentive Award Plan with respect to awards made to non-employee directors.

If the Amended and Restated Incentive Award Plan is not approved, (a) the Amended and Restated Incentive Award Plan will not become effective and we will not make any awards pursuant to the terms of the Amended and Restated Incentive Award Plan, and (b) the Novanta Inc. 2010 Incentive Award Plan (as Amended and Restated Effective July 27, 2016) will remain in effect and we may continue to grant awards under such plan until its expiration (but in no event in excess of the shares reserved for issuance under such plan).

The principal features of the Amended and Restated Incentive Award Plan are summarized below, but the summary is qualified in its entirety by reference to the Amended and Restated Incentive Award Plan itself, which is included in this management proxy circular as Schedule A.

Shares Subject to the Amended and Restated Incentive Award Plan

Under the Amended and Restated Incentive Award Plan, the aggregate number of common shares that may be granted is increased from 4,398,613 shares to 6,148,613 shares, subject to adjustment as described below.

Administration

Generally, the Compensation Committee will act as Administrator and, to the extent necessary to comply with applicable law, the Compensation Committee will consist of at least two members of the board of directors who are “non-employee” directors for purposes of Section 16(b) of the Exchange Act and “independent directors” under the rules of any securities exchange or automated quotation system on which the shares are listed. The Administrator has the authority to, among other things:

•	select the individuals who will receive awards;
•	determine the type or types of awards to be granted;
•	determine the number of awards to be granted and the number of shares to which the award relates;
•	determine the terms and conditions of any award, including the exercise price and vesting term;
•	determine the terms of settlement of any award;
•	prescribe the form of award agreement;
•	establish, adopt or revise rules for administration of the Amended and Restated Incentive Award Plan;
•	interpret the terms of, and any matters arising pursuant to, the Amended and Restated Incentive Award Plan, any award and any related programs;
•

make all other decisions and determinations that may be required pursuant to the Amended and Restated Incentive Award Plan or as the Administrator deems necessary or advisable to administer the Amended and Restated Incentive Award Plan; and

•	accelerate wholly or partially the vesting or lapse of restrictions of any award (or portions thereof).

The Committee may delegate to a committee of one or more board members or one or more officers its authority to grant or amend awards with respect to participants other than individuals who are subject to Section 16 of the Exchange Act or the officers to whom the authority to grant or amend awards has been delegated, subject to any limitations under applicable law. In addition, the Board, acting by majority, will conduct the general administration of the Amended and Restated Incentive Award Plan with respect to awards granted to directors who are not employees of the Company. Further, the Board may exercise the rights and duties of the Compensation Committee as Administrator, except with respect to matters which are required to be determined in the sole discretion of the Compensation Committee under Rule 16b-3 of the Exchange Act or the rules of any securities exchange or automated quotation system on which the shares are listed, quoted or traded. The Committee or the Board may also amend the Amended and Restated Incentive Award Plan. However, the following plan amendments or plan-related actions require approval by our shareholders:

•	increases in the number of shares reserved for issuance under the Amended and Restated Incentive Award Plan;
•	reduction in the price per share of any outstanding option or stock appreciation right; and

•

cancellation of any option or stock appreciation right in exchange for cash or another award when such option or stock appreciation right has a price per share exceeding the fair market value of the underlying shares.

In other respects, the Amended and Restated Incentive Award Plan may be wholly or partially amended, modified, suspended or terminated at the discretion of the Board or Compensation Committee. However, except as permitted in the Amended and Restated Incentive Award Plan or the applicable award agreement, amendments to the Amended and Restated Incentive Award Plan may not impair an awardee’s rights under a previously granted award without the awardee’s consent.

Eligibility

Awards under the Amended and Restated Incentive Award Plan may be granted to individuals who are our employees or employees of our affiliates, our non-employee directors, our consultants or consultants of our affiliates, and owners or employees of acquired businesses. However, options which are intended to qualify as incentive stock options may only be granted to qualifying employees.

Awards

The following will briefly describe the principal features of the various awards that may be granted under the Amended and Restated Incentive Award Plan.

Options. Options provide for the right to purchase common shares at a specified price, and usually will become exercisable in the discretion of the Administrator in one or more installments after the grant date. The option exercise price may be paid in cash, by check, shares of common shares which have been held by the option holder for such period of time as may be required by the Administrator to avoid adverse accounting consequences, through a broker-assisted cash-less exercise, or such other methods as the Administrator may accept from time to time.

Options may be granted for any term specified by the Administrator, but shall not exceed ten years. Options may not be granted at an exercise price that is less than the fair market value of our common shares on the date of grant (other than in connection with substitute awards). Additionally, the Administrator may not, without shareholder approval, re-price any options, including the cancellation of options in exchange for options with a lower exercise price.

Options may take two forms, non-qualified stock options (“NSOs”) and incentive stock options (“ISOs”).

ISOs will be designed to comply with the provisions of the Code and will be subject to certain restrictions contained in the Code in order to qualify as ISOs. Among such restrictions, ISOs must:

•

have an exercise price not less than the fair market value of common stock (or, if granted to certain individuals who own or are deemed to own at least 10% of the total combined voting power of all of our classes of stock (“10% shareholders”), 110% of the fair market value of common stock) on the date of grant;

•	be granted only to our employees and employees of any subsidiaries of the Company (as defined in Section 424(f) of the Code);
•	expire within a specified time following the option holder’s termination of employment;

•	be exercised within ten years (or, with respect to 10% shareholders, five years) after the date of grant; and
•

not be first exercisable for more than $100,000 worth of value, determined based on the exercise price, during any calendar year. If an award purported to be an ISO fails to meet the requirements of the Code, then the award will instead be considered to be an NSO.

Restricted Stock. A restricted stock award is the grant of common shares at a price determined by the Administrator (which price may be zero), is generally nontransferable and, unless otherwise determined by the Administrator at the time of award, may be forfeited upon termination of employment or service during a restricted period. Unless otherwise determined by the Administrator, and subject to any restrictions in the award agreement or the applicable award program, the participant will generally be entitled to vote the shares of restricted stock and/or receive dividends on such shares (other than dividends with respect to shares subject to performance vesting).

Stock Appreciation Rights. SARs provide for the payment to the holder based upon increases in the price of common shares over a set base price, which may not be less than the fair market value of a common share on the date of grant (other than with respect to substitute awards). Payment for SARs may be made in cash, common shares or any combination of the two. The Administrator may not without shareholder approval re-price any SARs, including the cancellation of SARs in exchange for options or SARs with a lower exercise price. SARs become exercisable in the discretion of the Administrator. SARs may be granted for any term specified by the Administrator, but shall not exceed ten years.

Restricted Stock Units. Restricted stock units represent the right to receive common shares (or the fair market value of such shares in cash) at a specified date in the future, subject to forfeiture of such right under certain conditions. Administrator will specify the purchase price, if any, to be paid by the holder of the restricted stock units for the underlying common shares. If the restricted stock unit has not been forfeited, then on the vesting date specified in the restricted stock unit award, the Company shall deliver to the holder of the restricted stock unit unrestricted common shares, which will be freely transferable, or the fair market value of such common shares in cash.

Dividend Equivalents. Dividend equivalents represent the value of the dividends per common share paid by the Company, calculated with reference to the number of shares covered by the dividend equivalent award. No dividend equivalent awards will be paid on unvested performance awards. No dividend equivalents shall be payable with respect to options or SARs.

Stock Payments. Payments in lieu of bonuses or other compensation may be made in the form of common shares under the Amended and Restated Incentive Award Plan. The number of shares will be determined by the Administrator, and may be based upon specified performance criteria.

Deferred Stock. Deferred stock typically is awarded without payment of consideration and may be subject to vesting or other conditions, including satisfaction of performance criteria. Like restricted stock, deferred stock generally may not be sold or otherwise transferred until the vesting and/or other conditions are removed or expire. Unlike restricted stock, deferred stock is not actually issued until the deferred stock award (or portion thereof) has vested and is no longer subject to any other conditions, as applicable. Unless otherwise determined by the Administrator, recipients of deferred stock have no voting or dividend rights prior to the time when the vesting or other conditions are met and the deferred stock is delivered.

Deferred Stock Units. Deferred stock units typically are awarded without payment of consideration and may be subject to vesting or other conditions, including satisfaction of specified performance criteria. A deferred stock unit shall entitle the recipient thereof to receive one share of common stock on the date such deferred stock unit becomes vested (and other conditions are removed or expire, if applicable) or upon a specified settlement date thereafter (which settlement date may, but is not required to, be the date of the termination of service at the Company or its affiliates). Deferred stock units generally may not be sold or otherwise transferred until the vesting and/or other conditions are removed or expire and/or following a specified settlement date thereafter. Unless otherwise determined by the Administrator, recipients of deferred stock units have no voting or dividend rights prior to the time when the vesting and/or other conditions are met and the shares of common stock are delivered.

Performance Award. Performance awards are payable in cash, stock or a combination of both, and may be linked to satisfaction of specified performance criteria.

Adjustments Upon Certain Events

The number and kind of securities that may be issued under the Amended and Restated Incentive Award Plan, the number and kind of securities subject to outstanding awards, terms and conditions (including performance targets or criteria) and the grant or exercise price of outstanding awards and the number and kind of securities for which automatic grants are subsequently to be made to non-employee directors pursuant to any non-employee director equity compensation policy will be proportionately adjusted as the Administrator deems appropriate, in its discretion, to reflect any stock dividends, stock split, combination or exchange of shares, merger, consolidation, or other distribution (other than normal cash dividends) of Company assets to shareholders, or any other change affecting the common shares or the share price of the common shares other than an equity restructuring.

In the event of any transaction or event described in the preceding paragraph, the Administrator is authorized to, among other things, provide that the awards granted under the Amended and Restated Incentive Award Plan (a) are terminated in exchange for cash or replaced with other rights or property, (b) are assumed by a successor or surviving corporation or substituted from similar rights of a successor or surviving corporation, (c) are exercisable or payable or fully vested with respect to all shares covered thereby, or (d) cannot vest, be exercised or become payable after such transaction or event.

In the event of an equity restructuring, the number and type of securities subject to outstanding awards and the exercise or grant price thereof will be equitably adjusted and the Administrator will make equitable adjustments, if any, as the Administrator deems appropriate to reflect the equity restructuring with respect to the number and kind of shares that may be issued under the plan (including, without limitation, any applicable award limits).

In the event of any pending stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to shareholders, or any other change affecting the shares or share price of common shares, including an equity restructuring, the Company may in its sole discretion refuse to permit the exercise of any award for a period of up to 30 days prior to the consummation of any such transaction.

Awards Not Transferable

Generally, the awards may not be pledged, assigned or otherwise transferred, other than by will or by laws of descent and distribution or, subject to the consent of the Administrator, pursuant to a domestic relations order, unless and until such award has been exercised, or the shares underlying such award have been issued, and all restrictions applicable to such shares have lapsed. The Administrator may allow awards other than ISOs to be transferred for estate or tax planning purposes to members of the holder’s family or trusts for the benefit of family members. Further, award holders may, in the manner determined by the Administrator, designate a beneficiary to exercise his or her rights and receive any distributions with respect to awards after his or her death.

Claw-back Provisions

All awards will be subject to the provisions of any claw-back policy implemented by the Company to the extent set forth in such claw-back policy and/or in the applicable award agreement.

Miscellaneous

As a condition to the issuance or delivery of stock or payment of other compensation pursuant to the exercise or lapse of restrictions on any award, the Company requires participants to discharge all applicable withholding tax obligations. Shares held by or to be issued to a participant may be used to discharge minimum statutory tax withholding obligations (or such higher rate as determined by the Administrator, which shall in no event exceed the applicable maximum statutory tax withholding rate).

The Amended and Restated Incentive Award Plan will expire and no further awards may be granted after the tenth anniversary of its approval by the shareholders.

Certain United States Federal Income Tax Consequences

The United States federal income tax consequences of the Amended and Restated Incentive Award Plan under current federal income tax law are summarized in the following discussion which deals with the general tax principles applicable to the Amended and Restated Incentive Award Plan, and is intended for general information only. Alternative minimum tax and other federal taxes and foreign, state and local income taxes are not discussed, and may vary depending on individual circumstances and from locality to locality.

Section 162(m) of the Code denies a deduction to any publicly-held corporation for compensation paid to certain “covered employees” in a taxable year to the extent that compensation to such covered employee exceeds $1 million. It is possible that compensation attributable to awards under the Amended and Restated Incentive Award Plan, when combined with all other types of compensation received by a covered employee from us, may cause this limitation to be exceeded in any particular year.

Non-Qualified Stock Options. For federal income tax purposes, the recipient of NSOs granted under the Amended and Restated Incentive Award Plan will not have taxable income upon the grant of the option, nor will the Company be entitled to any deduction. Generally, upon exercise of NSOs, the optionee will realize ordinary income and the Company will be entitled to a deduction in an amount equal to the difference between the option exercise price and the fair market value of the common shares at the date of exercise.

Incentive Stock Options. An optionee generally will not recognize taxable income upon either the grant or exercise of an ISO. However, the amount by which the fair market value of the shares at the time of exercise exceeds the exercise price will be an “item of tax preference” for the optionee. Generally, upon the sale or other taxable disposition of the common shares acquired upon exercise of an ISO, the optionee will recognize income taxable as capital gains in an amount equal to the excess, if any, of the amount realized in such disposition over the option exercise price, provided that no disposition of the shares has taken place within either (a) two years from the date of grant of the ISO or (b) one year from the date of exercise. If the common shares are sold or otherwise disposed of before the end of the one-year and two-year periods specified above, the difference between the award exercise price and the fair market value of the shares on the date of exercise generally will be taxable as ordinary income; the balance of the amount realized from such disposition, if any, generally will be taxed as capital gain. If the common shares are disposed of before the expiration of the one-year and two-year periods and the amount realized is less than the fair market value of the shares at the date of exercise, the optionee’s ordinary income generally is limited to the excess, if any, of the amount realized in such disposition over the option exercise price paid. The Company (or other employer corporation) generally will be entitled to a tax deduction only to the extent the optionee has ordinary income upon sale or other disposition of the common shares.

Restricted Stock. Generally, a participant will not be taxed upon the grant or purchase of restricted stock that is subject to a “substantial risk of forfeiture,” within the meaning of Section 83 of the Code, until such time as the restricted stock is no longer subject to the substantial risk of forfeiture. At that time, the participant will be taxed on the difference between the fair market value of the common shares and the amount the participant paid, if any, for such restricted stock. However, the recipient of restricted stock under the Amended and Restated Incentive Award Plan may make an election under Section 83(b) of the Code to be taxed with respect to the restricted stock as of the date of transfer of the restricted stock rather than the date or dates upon which the restricted stock is no longer subject to a substantial risk of forfeiture. The Company generally will be entitled to a compensation deduction for the same amount which the recipient recognizes ordinary income.

Stock Appreciation Rights. No taxable income is generally recognized upon the receipt of a SAR. Upon exercise of a SAR, the cash or the fair market value of the shares received generally will be taxable as ordinary income in the year of such exercise. The Company generally will be entitled to a compensation deduction for the same amount which the recipient recognizes as ordinary income.

Restricted Stock Units. A participant will generally not recognize taxable income upon grant of a restricted stock unit. However, when the shares (or the fair market value of such shares in cash) are delivered to the participant upon vesting, then the excess of value of such shares (or cash) at that time over the amount paid by the participant will be taxable to the participant as ordinary income. Generally, the Company will be entitled to a deduction for an amount equal to the amount of ordinary income recognized by the participant.

Dividend Equivalents. A participant will recognize taxable ordinary income on dividend equivalents as they are paid and the Company generally will be entitled a corresponding deduction.

Stock Payments. A participant will recognize taxable ordinary income on the fair market value of the common shares delivered as payment of bonuses or other compensation under the Amended and Restated Incentive Award Plan and the Company generally will be entitled to a corresponding deduction.

Deferred Stock. A participant will recognize taxable ordinary income on the fair market value of the shares on the date when shares are delivered under a deferred stock award. The Company generally will be entitled to a corresponding deduction.

Deferred Stock Units. A participant will recognize taxable ordinary income on the fair market value of the shares on the date when shares are delivered under a deferred stock unit award. The Company generally will be entitled to a corresponding deduction.

Performance Awards. A participant will recognize taxable ordinary income on the amount of cash paid (or value of stock received) under the performance award. The Company generally will be entitled to a corresponding deduction.

Section 409A of the Code. Certain awards under the Amended and Restated Incentive Award Plan, depending in part on particular award terms and conditions, may be considered non-qualified deferred compensation subject to the requirements of Section 409A of the Code. If the terms of such awards do not meet the requirements of Section 409A of the Code, the violation may result in an additional 20% tax obligation, plus penalties and interest for such participant.

New Plan Benefits

Except with respect to annual equity awards to which certain employees (including Mr. Glastra and Mr. Buckley) are entitled under their employment agreements or offer letters, and certain equity awards which our non-employee directors are entitled to receive under our non-employee director compensation policy, which are shown in the table below, the number of awards that our named executive officers, directors, other executive officers and other employees may receive under the Amended and Restated Incentive Award Plan will be determined in the discretion of the Administrator in the future, and the Administrator has not made any determination to make future grants to any such persons under the Amended and Restated Incentive Award Plan as of the date of this proxy statement. Therefore, it is not possible to determine the benefits that will be received in the future by participants in the Amended and Restated Incentive Award Plan or the benefits that would have been received by participants (other than as set forth below) if the Amended and Restated Incentive Award Plan (as amended and restated) had been in effect in the year ended December 31, 2020.

Name and Position	Dollar Value ($) (1)
Matthijs Glastra Chief Executive Officer	$1,332,508
Robert Buckley Chief Financial Officer	668,282
All current executive officers as a group	$2,000,790
All current non-employee directors as a group	$1,080,000

1.)

Under their respective employment agreements, Mr. Glastra and Mr. Buckley are entitled to annual equity awards with a value equal to a specified percentage of base salary or, at the discretion of the Board or the Compensation Committee, a higher amount as determined by market based benchmarks (based on the fair market value of the Company’s common stock on the date of grant). In addition, our non-employee directors are entitled to annual equity awards with a value specified in our non-employee director compensation policy. As a result, the actual dollar value of future annual grants to such employees (the next of which is expected to occur in 2022) and the future number of units to be granted to such persons are not determinable. The amounts set forth in this table reflect the minimum or guaranteed dollar value that will be received annually in the future, subject to increases in base salary in the case of Mr. Glastra and Mr. Buckley.

Interest of Certain Persons in the Amended and Restated Incentive Award Plan

Stockholders should understand that our executive officers and non-employee directors may be considered to have an interest in the approval of the Amended and Restated Incentive Award Plan because they may in the future receive awards under it. Nevertheless, our Board of Directors believes that it is important to provide incentives and rewards for superior performance and the retention of experienced directors by implementing the Amended and Restated Incentive Award Plan.

Required Vote

The affirmative vote of a majority of the votes cast in respect of this matter at the 2021 Annual Meeting is required to approve the Amended and Restated Incentive Award Plan. Abstentions and broker non-votes will not be counted in determining the number of votes cast, and thus will not affect the voting results of this proposal.

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE AMENDED AND RESTATED INCENTIVE AWARD PLAN.

Item 4–Appointment of Independent

Registered Public Accounting Firm

At the 2021 Annual Meeting, the shareholders will be asked to approve the appointment of PricewaterhouseCoopers LLP (“PricewaterhouseCoopers”) as the Company’s independent registered public accounting firm and to authorize the Audit Committee to fix the remuneration for PricewaterhouseCoopers. PricewaterhouseCoopers has served as the Company’s independent registered public accounting firm since 2013.

We expect a representative of PricewaterhouseCoopers to be present telephonically at the meeting to answer appropriate questions and to have an opportunity to make a statement if desired.

Required Vote

The affirmative vote of a majority of the votes cast in respect of this matter at the 2021 Annual Meeting is required to approve the appointment of PricewaterhouseCoopers as the Company’s independent registered public accounting firm to serve until the 2022 annual meeting of shareholders. Abstentions will not be counted in determining the number of votes cast, and thus will not affect the voting results of this proposal. Because brokers have discretionary authority to vote on the appointment of PricewaterhouseCoopers, we do not expect any broker non-votes in connection with this proposal.

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THIS APPOINTMENT.

Independent Registered Public Accounting Firm Fees and Services

Set forth below are the fees paid by the Company to its independent registered public accounting firm, PricewaterhouseCoopers, for the fiscal years ended December 31, 2020 and 2019.

	2020	2019
Audit Fees (1)	$2,017,300	$2,171,000
Audit-Related Fees (2)	—	329,000
Tax Fees (3)	163,000	166,500
All Other Fees (4)	2,800	2,800
Total	$2,183,100	$2,669,300

1.)

Consist of fees billed for professional services rendered for the audit of the Company’s annual consolidated financial statements and internal control over financial reporting, review of the Company’s interim consolidated financial statements included in quarterly reports, and services that are normally provided in connection with statutory and regulatory filings or engagements.

2.)	Consist principally of fees for services related to financial due diligence associated with acquisition targets.
3.)	Consist of fees billed for professional services rendered for tax compliance, tax advice and tax planning.
4.)	Consist of fees billed for online accounting and disclosure research tools.

Pre-approval Policies and Procedures

The Audit Committee has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be performed by the Company’s independent registered public accounting firm. This policy generally provides that the Company will not engage its independent registered public accounting firm to render audit or non-audit services unless the Audit Committee specifically approves the service in advance, or the engagement is entered into pursuant to the pre-approval procedure described below.

Pursuant to the Audit Committee Charter, the Audit Committee may delegate pre-approval authority to an individual member of the Audit Committee. The decisions of any individual Audit Committee member to whom pre-approval authority is delegated must be presented to the full Audit Committee at its next scheduled meeting. The Audit Committee has delegated to the Chairperson of the committee the authority to pre-approve any audit, non-audit or other services provided to the Company by the Company’s independent registered public accounting firm, except for the annual audit engagement and fees, which must be approved by the full Audit Committee. The prior approval of the Audit Committee or the pre-approval of the Chairperson of the Audit Committee was obtained for all services provided by PricewaterhouseCoopers in fiscal year 2020.

Report of the Audit Committee

The primary purpose of the Audit Committee is to assist the Board of Directors in its oversight of the accounting and financial reporting processes of the Company and the audits of the consolidated financial statements of the Company.

In conjunction with the specific activities performed by the Audit Committee in its oversight role, it issued the following report:

1.	The Audit Committee has reviewed and discussed the audited consolidated financial statements as of and for the year ended December 31, 2020 with the Company’s management.
2.

The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC.

3.

The Audit Committee has received from the independent registered public accounting firm the written disclosures and the letters required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accounting firm’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed with the independent registered public accounting firm their independence from the Company.

Based on the review and discussions referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020 for filing with the SEC.

Mr. Ira J. Lamel (Chairperson)

Mr. Stephen W. Bershad

Mr. Thomas N. Secor

The foregoing Report is not soliciting material, is not deemed filed with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Item 5–Confirmation of the Company’s Amended and Restated By-Law Number 1

At the 2021 Annual Meeting, the shareholders will be asked to confirm the Company’s Amended and Restated By-Law Number 1. On February 25, 2021, the Company’s Board of Directors (the “Board”) amended and restated the Company’s By-Law Number 1 (as amended and restated, the “Amended and Restated By-Laws”) to make the following changes:

•	Updated the name of the Company from GSI Lumonics Inc. to Novanta Inc;
•	Added provisions to permit notices and other Company documents to be delivered electronically;
•	Added provisions to permit shareholders, directors, officers or any other person to sign Company documents using an electronic signature;
•

Added provisions to permit any meeting required under the Business Corporations Act of New Brunswick, the Amended and Restated By-Laws, or any other law applicable to the Company, to be held as a virtual meeting or a hybrid meeting;

•

Amended a provision to permit meetings of directors or committees of directors to be convened as virtual meetings or hybrid meetings, including any participation through electronic means where all persons participating can hear each other;

•	Removed references to “unanimous shareholder agreement” throughout the Amended and Restated By-Laws;
•

Enumerated additional potential officers that may be appointed by the Board, including a chief financial officer and a chief accounting officer, and enumerated the duties and powers of the chief financial officer;

•	Removed a requirement that voting at a meeting of shareholders be conducted by a show of hands;
•	Amended a provision to allow the Company’s listed securities to be eligible to be recorded and maintained on the books of its transfer agent without the issuance of a physical stock certificate;
•	Removed a provision requiring the payment of cash dividends by check; and
•	Other immaterial or non-substantive administrative or clarifying changes.

The principal changes to Company’s Amended and Restated By-Laws are summarized above, but the summary is qualified in its entirety by reference to the Amended and Restated By-Laws itself, which is included as Schedule B. A copy marked to show the changes from the prior version of the Company’s By-Law Number 1, as amended, is included as Schedule C for informational purposes.

Required Vote

The affirmative vote of a majority of the votes cast in respect of this matter at the 2021 Annual Meeting is required to confirm the Company’s Amended and Restated By-Law Number 1. Abstentions and broker non-votes will not be counted in determining the number of votes cast, and thus will not affect the voting results of this proposal

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE CONFIRMATION OF THE COMPANY’S AMENDED AND RESTATED BY-LAW NUMBER 1.

Item 6 – Amendment to the Company’s Articles to Authorize Blank Check Preferred Shares

At the 2021 Annual Meeting, the Company’s shareholders will be asked to approve a special resolution included in Schedule E that approves an amendment to the Company’s articles to authorize an unlimited number of blank check preferred shares (the “Proposed Amendment”).  As of the Record Date, the Board of Directors is not authorized to issue preferred shares. The Proposed Amendment to the articles is included as Schedule D.

Basis for Proposed Amendment

The Board of Directors believes that approval of the Proposed Amendment will provide the flexibility to take advantage of financing and acquisition opportunities as they arise and will improve the Company’s ability to attract investment capital as various series of preferred shares, including mandatory convertible preferred, may be customized to meet the needs of any particular transaction or market conditions. The Company expects to utilize such preferred shares, if any, for general corporate purposes, including, without limitation, capital raising, merger and acquisition opportunities, the issuance of stock dividends or stock splits, and other general corporate purposes. The Proposed Amendment, in and of itself, will not affect any shareholder’s percentage ownership interests in the Company.

Effect of Proposed Amendment on Common Shareholders

The effect of the adoption of the Proposed Amendment would be to grant the Board of Directors the authority to issue preferred shares, including mandatory convertible preferred, in one or more series, with such rights, preferences and designations, as it deems necessary or advisable without any additional action by the Company’s shareholders, unless otherwise required by law or by the rules and policies of Nasdaq or any other quotation system or exchange upon which the common shares of the Company are listed and trade. With regard to such Proposed Amendment, the authority of the Board of Directors to determine the terms of any such preferred shares would include, but not be limited to: (i) the designation of each series and the number of shares that will constitute each such series; (ii) the dividend rate for each series; (iii) the price at which, and the terms and conditions on which, the shares of each series may be redeemed, if such shares are redeemable; (iv) the terms and conditions, if any, upon which shares of each series may be converted into shares of other classes or series of shares of the Company, or other securities; (v) the voting rights for each series; (vi) any sinking fund provisions; (vii) liquidation rights; (viii) any preemption rights; and (ix) any other relative, participating, optional or other special rights, preferences, powers, qualifications, limitations or restrictions.

If the Proposed Amendment is approved, the availability of undesignated preferred shares may have certain negative effects on the rights of holders of the Company’s common shares. The actual effect of the issuance of any series of preferred shares upon the rights of holders of common shares cannot be stated until the Board of Directors determines the specific rights of the holders of such preferred shares. The Proposed Amendment will permit the Board of Directors, without future shareholder approval, to issue preferred shares with dividend, liquidation, conversion, voting or other rights, which are superior to and could adversely affect the voting power or other rights of the holders of our common shares. Specifically, the Board will be in a position to issue securities which could provide, to the holders thereof, preferences or priorities over the holders of common shares with respect to, among other things, liquidation, dividends and voting. This could result in holders of common shares receiving less in the event of a liquidation, dissolution or other winding up of the Company, reduce the amount of funds, if any, available for dividends on common shares, and dilute the voting power of the holders of our common shares.

Anti-takeover Effects

Release No. 34-15230 of the staff of the SEC requires disclosure and discussion of the effects of any proposal that may be used as an anti-takeover device. The preferred shares could be used, under certain circumstances, as a method of discouraging, delaying or preventing a change in control of the Company. For example, the Board of Directors could designate and issue a series of preferred shares, including mandatory convertible preferred, in an amount that sufficiently increases the number of outstanding shares to overcome a vote by the holders of the common shares or with rights and preferences that include special voting rights to veto a change in control. The effect of such provisions could delay or frustrate a merger, tender offer or proxy contest, the removal of incumbent directors, or the assumption of control by shareholders. Please note that the creation of the preferred shares has not been proposed by the Board of Director for an anti-takeover related purpose and the Board of Directors has no knowledge of any current efforts to obtain control of the Company or to effect large accumulations of our voting shares. The Company does not currently have any plans to issue any preferred shares.

Required Vote

A special resolution approved by the affirmative vote of two-thirds of the votes cast in respect of this matter at the 2021 Annual Meeting is required to give effect to the Proposed Amendment. Abstentions and broker non-votes will not be counted in determining the number of votes cast, and thus will not affect the voting results of this proposal.

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE SPECIAL RESOLUTION APPROVING THE PROPOSED AMENDMENT.

Executive Officers

Set forth below is information regarding the Company’s current executive officers who are not also directors. Information concerning Matthijs Glastra, our Chief Executive Officer, may be found above in the section entitled “Item 1–Election of Directors” on page 8 of this management proxy circular.

Robert J. Buckley

Chief Financial Officer

Age: 46

Executive Officer since March 2011

Mr. Buckley was appointed the Company’s Chief Financial Officer on March 31, 2011. Prior to joining the Company in February 2011, Mr. Buckley had a ten-year career with PerkinElmer, Inc. (“PerkinElmer”), a provider of technology and services to the diagnostics, research, environmental, safety and security, industrial and laboratory services markets, where he served in several financial positions of increasing responsibilities. From September 2008 to February 2011, Mr. Buckley served as Vice President and Chief Financial Officer of PerkinElmer’s Environmental Health business. From September 2005 to September 2008, Mr. Buckley was Chief Financial Officer of PerkinElmer’s Asian operations. From April 2001 to August 2005, Mr. Buckley served in various financial management roles at PerkinElmer. Prior to joining PerkinElmer, Mr. Buckley held management positions with Honeywell International, Inc., a diversified technology and manufacturing company that services customers globally, and Georgeson & Company, Inc. Mr. Buckley holds a Bachelor of Arts degree in Finance from Manhattanville College and an M.B.A. from University of California at Los Angeles (U.C.L.A.).

Brian S. Young

Chief Human Resources Officer

Age: 52

Executive Officer since December 2016

Mr. Young joined the Company in April 2015 as Vice President of Human Resources and was appointed Chief Human Resources Officer by the Board of Directors in December 2016. Mr. Young brings more than 20 years of human resources leadership experience in both public and private companies serving Original Equipment Manufacturers (“OEMs”) of Class I, II & III medical devices, industrial control technologies and advanced materials. From July 2014 to March 2015, Mr. Young served as Global Human Resource Leader for Hollingsworth & Vose Company, a global manufacturing company. From September 2011 to November 2013, Mr. Young served as Vice President & Human Resource Officer for CIRCOR International, Inc. (“CIRCOR”), a global environmental products manufacturing company. From September 2010 to August 2011, Mr. Young served as Director of Total Rewards for CIRCOR. In addition, from June 2003 to August 2010, Mr. Young served in various leadership roles with Lake Region Medical (formerly Accellent, Inc.), a medical device manufacturing company. Mr. Young’s early career experience was in General Human Resource Management with a specialization in training and development. Mr. Young holds a Bachelor of Science degree in Administration of Justice from Pennsylvania State University.

Corporate Governance

The Board of Directors

The Board is elected annually and each of our directors stands for election every year. The Board is currently comprised of nine directors, and all except Mr. Glastra have been determined by the Board to be independent under the rules of The Nasdaq Stock Market LLC (“Nasdaq”). In making this determination, the Board has affirmed that each of the independent directors meets the objective requirements for independence set forth by Nasdaq. The independent directors are Stephen W. Bershad, Lonny J. Carpenter, Deborah DiSanzo, Brian D. King, Ira J. Lamel, Maxine L. Mauricio, Katherine A. Owen and Thomas N. Secor. Mr. Glastra is not independent because he is the Company’s Chief Executive Officer. In addition, the Board has determined that director nominee Frank A. Wilson is independent under the rules of Nasdaq. The Board previously determined that Dominic A. Romeo was independent during the period he served on the Board.

In evaluating and determining the independence of the directors, the Board considered that in the ordinary course of business, transactions may occur between the Company and entities with which some of the directors are or have been affiliated and that the Company may have other relationships with its directors. The Company engages in ordinary course business transactions with Ms. Owen’s current employer. In 2020, Ms. Owen’s current employer purchased products from the Company, which constituted approximately 11% of the Company’s revenues for the year ended December 31, 2020. The Board determined that this relationship did not impair Ms. Owen’s independence as she does not serve as an executive officer of her employer.

Please see the biography of each director under the section entitled “Item 1–Election of Directors” for the public company boards on which each director serves.

Board Leadership Structure

The Board is responsible for the overall stewardship of the Company. The Board discharges this responsibility directly and through delegation of specific responsibilities to its committees, the Chairperson of the Board and officers of the Company. The Board has established three standing committees to assist with its responsibilities: the Audit Committee, the Compensation Committee and the Environmental, Social and Governance Committee. Each of the Audit Committee, Compensation Committee and Environmental, Social and Governance Committee has a charter defining its responsibilities. The Board of Directors does not have an executive committee.

The Company’s By-Laws require the Chairperson of the Board to be a director and provide the Board with the ability to appoint the Chief Executive Officer of the Company as the Chairperson of the Board. This approach gives the Board the necessary flexibility to determine whether these positions should be held by the same person or by separate persons based on the leadership needs of the Company at any particular time. We recognize that different board leadership structures may be appropriate for companies in different situations. Mr. Bershad currently serves as Chairperson of the Board and Mr. Glastra serves as our Chief Executive Officer.

However, in connection with Mr. Bershad’s upcoming retirement from the Board, the Environmental, Social and Governance Committee and the Board reevaluated the Board’s leadership structure and determined that it would be in the best interests of the Company and its shareholders to combine the Chairperson of the Board and Chief Executive Officer roles, effective upon the conclusion of the 2021 Annual Meeting and subject to Mr. Glastra’s re-election to the Board. At the same time, the Environmental, Social and Governance Committee and the Board recognize the importance of providing additional, independent oversight of the Board and are committed to upholding the strongest principles in corporate governance for the benefit of all shareholders. Accordingly, effective upon the conclusion of the 2021 Annual Meeting and subject to Mr. Carpenter’s re-election to the Board, the independent directors of the Board have appointed Mr. Carpenter as the Company’s independent Lead Director.

The Environmental, Social and Governance Committee and the Board believe that the combination of the roles of Chairperson of the Board and Chief Executive Officer is appropriate at this time because Mr. Glastra has gained a deep understanding of the Company’s business since his appointment as Chief Executive Officer in 2016. In light of Mr. Bershad’s retirement, the Environmental, Social and Governance Committee and the Board believe that Mr. Glastra is best positioned to lead the Company and provide strategic direction to the Company and the Board. This change will also facilitate the flow of information and communications between the Board and the Company’s senior management, while providing for effective oversight by an independent board through a strong independent Lead Director acting in accordance with the Company’s robust corporate governance practices and policies.

Our Lead Director’s responsibilities will include, but are not limited to:

•	presiding over all meetings of the Board at which the Chairperson is not present, including any executive sessions of the independent directors;
•	calling meetings or separate sessions of the independent directors;
•	approving Board meeting schedules and agendas;
•	approving information sent to the Board;
•	acting as the liaison between the independent directors and the CEO and Chairperson; and
•	when appropriate, meeting or otherwise communicating with major shareholders or other constituencies that are involved with the Company.

At such times in the future as the Chairperson of the Board is an independent director, the Chairperson will serve as Lead Director. The Board may modify its leadership structure in the future as it deems appropriate.

Corporate Governance Highlights

The following table summarizes our current board structure and key elements of our corporate governance framework:

Size of Board	Nine Directors (including the director nominee)
Number of Independent Directors	Eight Directors (including the director nominee)
Percentage of Independent Directors	89%
Percentage of Directors that are Women and/or in Underrepresented Groups	33%
Number of Directors that are Women	3
Board Leadership Structure	Separate Chairperson & CEO
Board Self-Evaluation	Annual
Review of Independence of Board	At Least Annually
Independent Directors Meet Without Management Present	Yes
All Directors Elected Annually	Yes
Voting Standard for Election of Directors	Cumulative
Corporate Governance Guidelines	Yes
Diversity (as to background, experience and skills)	Yes
Prohibition on Hedging Company Stock	Yes

Board Committees and Meetings

The Board has a responsibility for establishing broad corporate policies and for reviewing overall performance, rather than day-to-day operations of the Company. The Board’s primary responsibility is to oversee the management of the Company and, in so doing, the Board serves the best interests of the Company and its shareholders. The Board selects, evaluates and provides for the succession of our executive officers. It reviews and approves corporate objectives and strategies and evaluates significant policies and major proposed commitments of corporate resources. It participates in decisions that have a potential major economic impact on the Company. Management keeps the directors informed of the Company’s business activities through regular written reports and presentations at Board and committee meetings.

The Board maintains three standing committees whose functions are described below. All members of the Audit Committee, Compensation Committee and Environmental, Social and Governance Committee are independent directors. The following table sets forth the membership of the Board’s standing committees:

Name	Audit Committee	Compensation Committee	Environmental, Social and Governance Committee
Stephen W. Bershad	X	X
Brian D. King			X
Ira J. Lamel	CHAIR	X
Deborah DiSanzo			X
Lonny J. Carpenter		CHAIR
Thomas N. Secor	X		CHAIR

Each standing committee maintains a written charter detailing its authority and responsibilities. These charters are reviewed and updated periodically as legislative and regulatory developments and business circumstances warrant. The committee charters are available in their entirety on our website at https://investors.novanta.com on the Investors page, under the Governance tab.

Meetings

The Board and standing committees met as follows during the year ended December 31, 2020:

Name	Number of Meetings
Board of Directors	7
Audit Committee	4
Compensation Committee	5
Environmental, Social and Governance Committee	5

The independent directors also meet routinely in executive sessions in connection with regular meetings of the Board. Mr. Bershad currently presides over all executive sessions at which he is present. Following the 2021 Annual Meeting, we expect Mr. Carpenter to preside over all executive sessions at which he is present.

During 2020, each director attended all meetings of the Board and all meetings of the committees on which the director served. Members of the Board of Directors are strongly encouraged to attend the Company’s annual meeting of shareholders. In 2020, all of the directors attended the annual meeting of shareholders.

The Audit Committee

The Audit Committee consists of Mr. Bershad, Mr. Lamel, and Mr. Secor, with Mr. Lamel serving as Chairperson. All members of the Audit Committee meet the membership requirements of Nasdaq, including the requirements regarding financial literacy and financial sophistication, and the Board has determined that each member of the Audit Committee is independent under the listing standards of Nasdaq and the rules of the SEC regarding audit committee membership. The Board has further determined that Mr. Lamel is an “audit committee financial expert” as defined by the SEC.

The Audit Committee is directly responsible for the appointment, compensation and oversight of the work of the independent registered public accounting firm, and is responsible for reviewing and discussing with management and the independent registered public accounting firm the Company’s audited annual consolidated financial statements and unaudited interim consolidated financial statements. The Audit Committee also reviews the independence and quality control procedures of the independent registered public accounting firm, reviews management’s assessment of the effectiveness of internal controls, and discusses with management the Company’s policies with respect to risk assessment and risk management.

The Compensation Committee

The Compensation Committee consists of Mr. Bershad, Mr. Carpenter, and Mr. Lamel, with Mr. Carpenter serving as Chairperson. All members of the Compensation Committee meet the membership requirements of Nasdaq, and each member of the Compensation Committee is independent under the listing standards of Nasdaq regarding compensation committee membership.

The Compensation Committee is responsible for assisting the Board in fulfilling its fiduciary duties with respect to the oversight of the Company’s compensation plans, policies and programs, including assessing the overall compensation structure, reviewing all executive compensation programs, incentive compensation plans and equity-based plans and determining executive compensation. Specifically, the Compensation Committee reviews and approves the compensation and benefits of the Chief Executive Officer and the other officers, oversees the performance evaluation of the Chief Executive Officer and other officers, and reviews and approves the Senior Management Incentive Plan (including grants of equity compensation and annual cash incentive compensation for the officers and certain other key employees).

The Compensation Committee has the authority under its charter to directly retain and cause the Company to pay reasonable compensation for compensation consultants, legal counsel and other advisors as it deems necessary or appropriate. In 2020, the Compensation Committee retained Korn Ferry as its independent compensation consultant to assist the Compensation Committee with its responsibilities related to the Company’s executive compensation programs.

Finally, the Company sought to maintain the strong governance of its executive compensation program. In particular, during the fiscal year 2020, the Compensation Committee:

•	Convened five times;
•	Reviewed the performance of the Chief Executive Officer (the “CEO”);
•	Reviewed the performance of the other officers; and

•	Considered the results of the Company’s fiscal year 2019 say-on-pay voting results.

In addition, the Compensation Committee continually evaluates the Company’s compensation policies and practices to ensure that they are consistent with good governance principles. Below are highlights of what we do and what we do not do:

What We Do		What We Do Not Do
✓	Pay for Performance. We place significant weight on performance-based, at-risk, long-term compensation.	✘	No Excise Tax Gross-Ups. We do not provide any compensation-related tax gross-ups (except in connection with relocation expenses).
✓	Robust Performance Goals. We deliver rewards that are based on the achievement of long-term objectives and the creation of shareholder value.	✘	No Excessive Perks. We do not provide significant perquisites.
✓	Focus on Affordable Executive Talent. We attract and retain executive talent with the capability to lead within a global company, while remaining affordable for the Company.	✘	No Excessive Risks. We avoid excessive risk-taking in respect to the impact on earnings and cash flow.
✓	Clawback Practices. We maintain a clawback policy with respect to incentive-based cash and equity compensation.	✘	No Hedging Policy. We do not allow employees, officers or directors to hedge Company stock.
✓	Robust Stock Ownership Requirements. We maintain stock ownership guidelines for our CEO and other Named Executive Officers (“NEOs”).	✘	No Replacement Awards. We do not reprice or replace out-of-the-money stock options.
✓	Double Trigger in the Event of a Change-in-Control. We have double-trigger vesting of cash severance payments and equity awards upon a change of control.	✘	No Guaranteed Employment. We do not have contracts that guarantee employment with any executives (all employment is terminable at will).
✓	Maximum Payout Caps for Incentive Plans. We have a cap on cash incentive compensation and performance-based equity incentive compensation at 200% of target.	✘	No Dividends on Unvested Awards. We do not pay dividends on unvested stock awards.

For a discussion of the Compensation Committee’s processes and procedures for considering and determining compensation for our officers, please see the “Compensation Discussion and Analysis” section.

The Environmental, Social and Governance Committee

The Environmental, Social and Governance Committee (the “ESG Committee”) consists of Ms. DiSanzo, Mr. King, and Mr. Secor, with Mr. Secor serving as Chairperson. All members of the ESG Committee meet the membership requirements of Nasdaq.

The ESG Committee is responsible for: (a) identifying individuals qualified to become Board members and recommending such individuals to the Board as director nominees; (b) overseeing the Company’s corporate governance policies and practices, including a set of corporate governance principles applicable to the Company; (c) reviewing the qualifications of directors eligible to become members of the different committees of the Board and recommending to the Board director nominees for each committee; (d) overseeing periodic performance reviews of the Board; (e) overseeing the Company’s sustainability strategy, initiatives, policies and risks, including regarding climate change, environmental stewardship and social issues; (f) overseeing the Company’s programs and policies regarding diversity and inclusion; and (g) evaluating and making recommendations to the Board regarding director compensation.

In accordance with the Company’s Corporate Governance Guidelines, the ESG Committee considered that the Board and ESG Committee are committed to improving the diversity of the Board by actively seeking out highly qualified women and minority candidates, as well as candidates with diverse backgrounds, skills and experiences as part of each Board search the Company undertakes. Following a search process, the ESG Committee recommended to the Board that Katherine A. Owen be elected as director of the Company in light of her significant financial, business development and strategic experience at a global Fortune 500 company. The ESG Committee also considered that Ms. Owen’s presence on the Board would enhance the Board’s gender diversity. Following a separate search process, the ESG Committee recommended to the Board that Frank A. Wilson be nominated as a director of the Company in light of his significant experience as a public company chief financial officer at a global company in the technology and medical industry.

Selection and Evaluation of Director Candidates

In searching for qualified director candidates for election to the Board and to fill vacancies on the Board, the ESG Committee solicits current directors for the names of potentially qualified candidates and may ask directors to pursue their own business contacts for the names of potentially qualified candidates and to conduct due diligence on director candidates. In addition, the ESG Committee may from time to time retain an outside search firm to assist in the search for qualified candidates. Director Katherine A. Owen was recommended to the ESG Committee by an independent director. Director nominee Frank A. Wilson was identified through an outside search firm. The outside search firm was retained to assist the ESG Committee in identifying and evaluating director nominees. In the event there is or will be a vacancy on the Board, the ESG Committee will consider suggestions from shareholders for nominees for election as directors and evaluate such suggested nominees on the same terms as candidates identified by directors, officers, outside advisors or search firms selected by the ESG Committee.

The criteria that the ESG Committee has established for selecting members of the Board are contained in the Corporate Governance Guidelines, which are available on the Company’s website at https://investors.novanta.com, on the Investors page, under the Governance tab. The criteria include a consideration of the candidate’s independence, demonstrated ethical standards, experience at the policy-making level, ability to work constructively with the other directors and the Chief Executive Officer, capacity to evaluate strategy and reach sound conclusions, motivation and time to devote themselves to Company matters and ability to take into account and balance the legitimate needs of all shareholders and other stakeholders in reaching decisions. In addition, the Board is committed to seeking out highly qualified women and minority candidates as well as candidates with diverse backgrounds, skills and experiences as part of each Board search the Company undertakes.

The ESG Committee assesses the effectiveness of this policy as part of its annual self-evaluation.

Once potential candidates are identified, the ESG Committee reviews the backgrounds of those candidates, conducts interviews of candidates and establishes a list of final candidates. To the extent practicable, final candidates are then interviewed by each member of the ESG Committee, the Chairperson of the Board and the Chief Executive Officer. Reasonable efforts are made to have all remaining directors interview the final candidate or candidates.

The ESG Committee and the Board have not established a formal policy with regard to the consideration of director candidates recommended by shareholders. This is due to the following factors: (i) the limited number of such recommendations, (ii) the need to evaluate such recommendations on a case-by-case basis, and (iii) the expectation that recommendations from shareholders would be considered in the same manner as recommendations by directors, officers, outside advisors or search firms in the event of a vacancy on the Board.

Any shareholder who intends to recommend a candidate to the ESG Committee for nomination as a director should deliver a written notice to the Company with the following information: (a) the suggested candidate’s biographical data (including business experience, service on other boards, and academic credentials); (b) all transactions and relationships, if any, between the recommending shareholder or such candidate, on the one hand, and the Company or its management, on the other hand, as well as any relationships or arrangements, if any, between the recommending shareholder and the candidate and any other transactions or relationships of which the Board should be aware in order to evaluate such candidate’s potential independence as a director; (c) details of whether the candidate or the recommending shareholder is involved in any on-going litigation adverse to the Company or is associated with an entity which is engaged in such litigation; and (d) whether the candidate or any company for which the candidate serves or has served as an officer or director is, or has been, the subject of any bankruptcy, SEC or criminal proceedings or investigations, any civil proceedings or investigations related to fraud, accounting or financial misconduct, or any other material civil proceedings or investigations. The notice must also contain a written consent confirming the candidate’s (a) consent to be nominated and named in the Company’s management proxy circular and, if elected, to serve as a director of the Company and (b) agreement to be interviewed by the ESG Committee and submit additional information if requested to do so. Any such notice should be delivered to the Company sufficiently in advance of the Company’s annual meeting to permit the ESG Committee, in the event that there is or will be a vacancy on the Board, to complete its review in a timely fashion.

Under the Company’s Articles, a shareholder may propose a director candidate for inclusion in the Company’s notice of meeting if the proposal is signed by one or more holders of shares representing in the aggregate not less than 5% of the common shares of the Company entitled to vote at the shareholders’ meeting at which the nomination is to be presented. Any shareholder, as described in the preceding sentence, wishing to propose a director candidate for inclusion in the Company’s notice of meeting must provide notice to the Company by February 12, 2022 and include the information about such nominee as discussed above with respect to director candidates recommended by such shareholder(s).

Communications with the Board

The Board has not established a formal process for shareholders to send communications to the Board and/or individual directors due to the limited number of such communications historically. However, the Board will give appropriate attention to written communications on issues that are submitted by shareholders and other interested parties and will respond if and as appropriate. The names of all directors are available to shareholders in this management proxy circular and on the Company’s website. If the Company receives any shareholder communication intended for the full Board or any individual director, the Company will forward all such communications to the full Board or such individual director, unless the communication is clearly of a marketing nature or is unduly hostile, threatening, illegal or similarly inappropriate. Any shareholder communications should be sent to: Novanta Inc., Attention: Lead Director, 125 Middlesex Turnpike, Bedford, Massachusetts 01730, USA.

Board of Directors’ Role in Risk Oversight

The Board recognizes the importance of appropriate oversight of potential business risks in running a successful operation and meeting its fiduciary obligations to our business, our shareholders, and our other stakeholders. While our senior executives, including the Chief Executive Officer, the Chief Financial Officer, and the Chief Human Resources Officer, have the responsibility for the day-to-day assessment and management of business risks, the Board maintains a responsibility for creating an appropriate culture of risk management and setting a proper “tone at the top.” The Board has taken an active role in overseeing risks that could affect the Company, including operational, financial, legal and regulatory, cybersecurity, and strategic and reputational risks. The oversight of these risks is conducted primarily through the Audit Committee, which has been assigned the oversight responsibility for enterprise risk management and reports regularly to the Board on such matters. Senior management, with the assistance of the Company’s outsourced Internal Audit service provider, carries out enterprise risk management activities. This process includes periodic reporting by management to the Audit Committee in order to systematically identify, analyze, prioritize and document potential business risks, their potential impact on the Company’s performance, and the Company’s ability to detect, manage, control and prevent these risks. When the Audit Committee receives a report from senior management, the Chair of the Audit Committee reports on the discussion to the full Board during the next Board meeting to the extent that all of the directors were not present at the Audit Committee meeting. This enables the Board and its committees to coordinate the overall risk oversight role, particularly with respect to risk areas that may potentially impact more than one committee of the Board.

In particular, the Board of Directors recognizes the need for continually monitoring the Company’s information security risks and cybersecurity initiatives. Cybersecurity risks and information security matters are primarily overseen by the Audit Committee of the Board of Directors. Senior leadership of the Company briefs the Audit Committee on information security matters at each quarterly meeting of the Audit Committee. The quarterly meetings of the Audit Committee are generally attended by all of the directors on the Board, so all of the directors are regularly briefed on information security matters. The Company also provides mandatory information security awareness training to all of its employees on a quarterly basis as part of its risk mitigation strategy. In addition, quarterly tests of the effectiveness of the awareness training are conducted through test phishing emails.

In addition to the role the Audit Committee plays in overseeing enterprise risk management activities, the Compensation Committee monitors the design and implementation of our compensation programs to ensure that these programs include the elements needed to motivate employees to take a long-term view of the business and to avoid encouraging unnecessary risk taking. Based on a functional review of our compensation policies and practices as performed by senior management in consultation with the Company’s independent compensation consultant and the Compensation Committee, the Company does not believe that any risks arising from its employee compensation programs are likely to have a material adverse effect on the Company. In addition, the ESG Committee oversees risks related to sustainability and social issues, including climate change, environmental stewardship, diversity and inclusion, as well as the Company’s governance framework. This oversight includes periodic reporting by management to the ESG Committee on potential ESG risks and their potential impact on the Company’s performance. The ESG Committee will periodically report to the Board on these matters.

The Board does not believe that its role in the oversight of the Company’s risks affects the Board’s leadership structure.

Code of Ethics and Business Conduct

All of the Company’s directors, officers and employees must act in accordance with the Code of Ethics and Business Conduct, which has been adopted by the Company’s Board of Directors. A copy of the Code of Ethics and Business Conduct is available on the Company’s website at https://investors.novanta.com on the Investors page, under the Governance tab, with the title “Code of Business Conduct - English”. The Company intends to satisfy the disclosure requirement under Nasdaq rules regarding waivers for directors or executive officers or under Item 5.05 of Form 8-K regarding disclosure of an amendment to, or waiver from, any provision of this Code of Ethics and Business Conduct with respect to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, by posting such information on the Company’s website discussed above, unless a Form 8-K is otherwise required by law or applicable listing rules.

Anti-Hedging Policy

Our Board of Directors has adopted an Insider Trading Policy, which applies to all of our directors, officers and employees. The policy prohibits our directors, officers and employees and their family members from buying or selling put or call options or entering into other derivative contracts or hedging transactions with respect to the Company’s securities. This includes options trading on any of the stock exchanges or futures exchanges, as well as customized derivative or hedging transactions with third parties.

Orientation and Continuing Education

The Company’s Corporate Governance Guidelines provide that directors are expected to participate in an orientation program within six months of the annual meeting at which new directors are elected or the date on which new directors are appointed. In addition, the Company may periodically make available to its directors continuing educational opportunities designed to assist them in performing their Board and committee functions.

Assessments

The ESG Committee is responsible for annually overseeing a review of the performance of the Board, and each of the ESG Committee, Audit Committee and Compensation Committee is responsible for annually reviewing such committee’s own performance. In February 2021, the ESG Committee adopted a self-evaluation questionnaire for the Board and each of the Board’s standing committees. Each director completed a questionnaire evaluating the performance of the Board as a whole and each committee on which such director served, and a summary of the results of these self-evaluations was discussed by the Board at its February 25, 2021 meeting.

Additional Governance Matters

The Board of Directors (acting on the recommendation of the ESG Committee) has approved the Company's Corporate Governance Guidelines, which include, among other items (in addition to those items described elsewhere in this proxy):

•	The independent directors meet regularly in executive session without the presence of management;
•	The Compensation Committee is responsible for reviewing the Company's succession planning and senior management development and reports to the Board on the Company’s plans.

Director Compensation

In general, the Company uses a combination of cash and equity-based compensation to attract and retain candidates to serve on the Company’s Board of Directors. The Company does not compensate directors who are also employees for their service on the Board of Directors. Accordingly, during the year ended December 31, 2020, Mr. Glastra, who served as the Company’s Chief Executive Officer and as a Director on the Board, did not receive any compensation for his service on the Board of Directors. Compensation for the Board of Directors is overseen by the Environmental, Social and Governance Committee rather than the Compensation Committee, which focuses on employee compensation. The Environmental, Social and Governance Committee periodically reviews the cash and equity-based compensation for non-employee directors and makes recommendations to the Board of Directors for any adjustments.

Effective on January 1, 2019, the Board of Directors approved the Non-Employee Director Compensation Policy, which provides for the compensation of the non-employee directors. Under the policy, the non-employee directors receive the following compensation:

•	An annual retainer in the amount of $125,000 for each non-employee member of the Board of Directors;
•	An additional annual retainer in the amount of $15,000 for the Chairperson of the Audit Committee;
•

An additional annual retainer in the amount of $10,000 for the Chairperson of each of the Compensation Committee and the Environmental, Social and Governance Committee (unless such Chairperson is also serving as non-executive Chairperson of the Board of Directors);

•	An additional retainer in the amount of $125,000 for the non-executive Chairperson of the Board of Directors; and
•	A grant of restricted stock units with a grant-date fair value of $62,500 to each non-employee member of the Board of Directors.

Fifty percent of the annual retainer for non-employee directors are paid in the form of cash. The remaining fifty percent of such retainers are paid in the form of deferred stock units, which are convertible into shares of the Company’s common stock upon retirement, resignation or termination of directorship of the non-employee directors.  The restricted stock units vest upon grant and are settled in common shares on the first anniversary of the date of grant.

Any non-employee director who is initially elected to the Board on any date other than the first business day of an applicable calendar year receives a pro-rated annual retainer and grant of restricted stock units based on their date of election to the Board.

In June 2020, our Board of Directors determined to forgo the cash retainers payable to our non-employee directors for the third quarter of 2020 as a result of the COVID-19 pandemic.

As of December 31, 2020, each director was also a party to an indemnification agreement with the Company. Such indemnification agreements generally provide, among other things, that each director shall be indemnified to the fullest extent permitted by applicable law against all expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred by such director in connection with any proceeding by reason of his or her relationship with the Company. In addition, such indemnification agreements provide for the advancement of expenses incurred by such director in connection with any proceeding covered by such indemnification agreements, subject to the conditions set forth therein and to the extent such advancement is not prohibited by law.

Director Compensation Table

The following table sets forth information regarding the compensation earned during the fiscal year ended December 31, 2020 by the Company’s non-employee directors.

Name	Fees Earned or Paid in Cash ($)(2)	Stock Awards ($)(3)(4)(5)	Total ($)
Stephen W. Bershad	$93,750	$187,341	$281,091
Lonny J. Carpenter	$48,125	$127,263	$175,388
Deborah DiSanzo	$46,875	$124,833	$171,708
Brian D. King	$46,875	$124,833	$171,708
Ira J. Lamel	$52,500	$132,338	$184,838
Maxine L. Mauricio	$15,625	$75,054	$90,679
Dominic A. Romeo (1)	$31,250	$124,833	$156,083
Thomas N. Secor	$50,625	$129,867	$180,492

1.)	Dominic Romeo resigned as a Board of Director on June 22, 2020.
2.)	All fees payable in cash and earned by the Company’s Board of Directors during the year ended December 31, 2020 were paid in full prior to December 31, 2020.
3.)

Amounts shown do not reflect compensation actually received. Rather, amounts shown represent the aggregate grant date fair value (based on the closing price of the Company’s common stock on the date of grant) of each director’s deferred stock unit award and restricted stock unit award determined in accordance with Accounting Standards Codification (“ASC”) 718, “Compensation-Stock Compensation”. The deferred stock units granted by the Company were fully vested upon grant and the associated expense was recognized in full on the grant date in accordance with ASC 718.  The restricted stock units granted by the Company were fully vested upon grant but would settle in common shares on the first anniversary of the date of grant. The associated expense was recognized in full on the grant date in accordance with ASC 718.

4.)

The amounts represent the aggregate grant date fair value associated with the respective annual deferred stock unit award and restricted stock unit award granted to each director on January 2, 2020, except for Ms. Mauricio, whose awards were granted on May 26, 2020. In addition to the January 2, 2020 grant, Mr. Carpenter was also granted 23 shares of deferred stock units as a result of his appointment to chair of the Compensation Committee on July 1, 2020. In accordance with the compensation arrangement with the Board of Directors, the number of deferred stock units and restricted stock units granted on January 2, 2020 were determined based on the closing price of the Company’s common stock of $91.52 per share as of the grant date. The number of deferred stock units and restricted stock units granted on May 26, 2020 were determined based on the closing price of the Company’s common stock of $100.34 per share as of the grant date. The number of deferred stock units granted on July 1, 2020 were determined based on the closing price of the Company’s common stock of $105.64 per share as of the grant date.
5.)	The following table sets forth the aggregate outstanding stock unit awards held by each director as of December 31, 2020:

Name	Deferred Stock Units(1) (#)	Restricted Stock Units(2) (#)	Total (#)
Stephen W. Bershad	102,211	682	102,893
Lonny J. Carpenter	2,332	682	3,014
Deborah DiSanzo	1,174	682	1,856
Brian D. King	4,227	682	4,909
Ira J. Lamel	57,240	682	57,922
Maxine L. Mauricio	374	374	748
Thomas N. Secor	30,652	682	31,334
Total	198,210	4,466	202,676

1.)

Deferred stock units granted to the directors were fully vested on the date of grant and will convert into an equal number of shares of the Company’s common stock as of the date the respective director ceases to be a member of the Board of Directors. The following table presents the number of deferred stock units granted to each director, separated by grant date:

Grant Date	Mr. Bershad	Mr. Carpenter	Ms. DiSanzo	Mr. King	Mr. Lamel	Ms. Mauricio	Mr. Secor
September 2, 2010	23,149	—	—	—	12,963	—	—
February 15, 2011	11,815	—	—	—	6,617	—	—
January 1, 2012	12,219	—	—	—	6,843	—	—
July 2, 2012	—	—	—	—	—	—	2,982
January 1, 2013	14,435	—	—	—	8,084	—	7,218
January 1, 2014	11,121	—	—	—	6,228	—	5,561
January 1, 2015	8,492	—	—	—	4,756	—	4,246
January 1, 2016	9,178	—	—	—	5,140	—	4,589
January 1, 2017	5,953	—	—	—	3,334	—	2,977
May 10, 2017	—	—	—	1,303	—	—	—
January 1, 2018	2,500	—	—	1,250	1,400	—	1,250
May 10, 2018	—	635	—	—	—	—	—
October 1, 2018	—	—	—	—	—	—	21
January 2, 2019	1,984	992	—	992	1,111	—	1,071
May 9, 2019	—	—	492	—	—	—	—
January 2, 2020	1,365	682	682	682	764	—	737
May 26, 2020	—	—	—	—	—	374	—
July 1, 2020	—	23	—	—	—	—	—
Total	102,211	2,332	1,174	4,227	57,240	374	30,652

2.)

Restricted stock units granted to the directors vest upon grant and settle in common shares on the first anniversary of the date of the grant. The following table presents the number of restricted stock units granted to each director, separated by grant date:

Grant Date	Mr. Bershad	Mr. Carpenter	Ms. DiSanzo	Mr. King	Mr. Lamel	Ms. Mauricio	Mr. Secor
January 2, 2020	682	682	682	682	682	—	682
May 26, 2020	—	—	—	—	—	374	—
Total	682	682	682	682	682	374	682

Compensation Discussion and Analysis

The following discussion and analysis contains statements regarding individual and Company performance targets and goals. These targets and goals are disclosed in the limited context of the Company’s compensation programs and should not be understood to be statements of management’s expectations or estimates of results or other guidance. The Company specifically cautions investors not to apply these statements to other contexts.

The following discussion and analysis details the Company’s philosophy and policies regarding executive compensation, the process that is used to set executive compensation within the Company, the elements of the executive compensation program, and the role of the Compensation Committee of the Board of Directors of Novanta Inc. and the executive staff in setting executive compensation. In this section, the terms, “we”, “our”, and “us” refer to the Company, and the “Board” and “Board of Directors” refer to the Board of Directors of Novanta Inc., unless otherwise specified.

The Company uses certain non-GAAP financial measures, such as Organic Revenue Growth, Adjusted EBITDA and Adjusted EPS, to evaluate its operating performance, communicate financial results to the Board of Directors, benchmark results against historical performance and the performance of peers, and to determine incentive compensation for senior management and employees.  Non-GAAP financial measures should not be considered as substitutes for, or superior to, measures of financial performance prepared in accordance with GAAP. They are limited in value because they exclude charges that have a material effect on the Company’s reported results and, therefore, should not be relied upon as the sole financial measures to evaluate the Company’s financial results. Investors are encouraged to review the reconciliation of the non-GAAP financial measures to their most directly comparable GAAP financial measures as provided in the tables at the end of the Company’s annual report for the fiscal year 2020.

The following table shows the Company’s named executive officers (collectively, the “named executive officers” or “NEOs”) for the fiscal year 2020:

Executive	Current Title	Officer Since
Matthijs Glastra	Chief Executive Officer	2012
Robert J. Buckley	Chief Financial Officer	2011
Brian S. Young	Chief Human Resources Officer	2016

EXECUTIVE SUMMARY

Creating Shareholder Value

The creation of shareholder value is the foundation and driver of the Company’s executive compensation program. The compensation of the named executive officers is closely aligned with the long-term interests of the shareholders.

Returns for Novanta Shareholders

The following graph compares the cumulative total return to shareholders for the Company’s common shares for the period from December 31, 2015 through December 31, 2020 with the Nasdaq Composite Index and Russell 2000 Index. The comparison assumes an investment of $100 is made on December 31, 2015 in the Company’s common shares and, in the case of each of the indices, it also assumes reinvestment of all dividends. The past performance shown is not necessarily indicative of future performance.

	December 31, 2015	December 31, 2016	December 31, 2017	December 31, 2018	December 31, 2019	December 31, 2020
Novanta Inc.	$100	$154.19	$367.11	$462.56	$649.34	$867.99
Nasdaq Composite Index	$100	$108.87	$141.13	$137.12	$191.91	$271.64
Russell 2000 Index	$100	$121.31	$139.12	$123.76	$155.35	$186.36

2020 Business and Compensation Highlights

The year 2020 was an unprecedented year, with the global pandemic causing a significant economic downturn.  Despite this very difficult macro environment, Novanta delivered a solid performance.  Full year reported revenue was $591 million, a decline of (6%) from the prior year. Despite this decline, we maintained strong profitability and generated record cash flows from operating activities. Our mission critical technologies are embedded into diagnostic and antibody test equipment used in detecting COVID-19 infections, into ICU and patient monitoring equipment used in hospitals to help in the fight against the pandemic, and into DNA sequencing equipment helping to detect and monitor new COVID-19 virus variants. Our operations teams remained agile in this environment, and our research and development teams are finding creative ways to bring innovations to market. We accomplished all these while maintaining a relentless focus on keeping our teams safe.

Financial Highlights (in millions)	2020	2019
Revenue	$590.6	$626.1
Consolidated Net Income	$44.5	$40.8
Adjusted EBITDA	$121.0	$120.7
Operating Cash Flow	$140.2	$63.2

Total Shareholder Return	2020	2019
Novanta Inc.	34%	40%
Russell 2000 Index	20%	26%

The Compensation Committee approved the 2020 compensation plans for our NEOs in February 2020, which included increases to base salaries, short-term cash incentive plan and long-term equity compensation. However, as part of a company-wide cost reduction initiative in response to economic uncertainties caused by the COVID-19 pandemic, the Compensation Committee, with the consent of the NEOs, decided to defer base salary increases to January 1, 2021 and eliminate the short-term cash incentive plan for 2020. Further, the NEOs did not receive the special one-time restricted stock unit grant issued to the rest of the employees in the Company.

Compensation Philosophy

The Company is a global supplier of core technology solutions that give medical and advanced industrial OEMs a competitive advantage. The Company operates in an ever-evolving and fast-paced environment and is moving aggressively to position itself as a leading supplier to OEMs in high-growth medical and advanced industrial markets. Our ability to compete in this environment depends, to a large extent, on our success in identifying, recruiting, developing and retaining management talent.

In support of our goals, we have designed an executive compensation program that is robust, highly performance-driven, and intended to generate both long-term sustainable shareholder value and near-term focus on financial performance, operational excellence, quality and innovation.

The following graphs depict the average target pay mix of base salary, short-term cash incentives, and long-term equity-based incentives for our Chief Executive Officer and for our other named executive officers.

1.)	Based on annual base salary, short term cash incentives, and annual equity grant (based on grant-date fair value) as stated in the 2020 compensation package for our Chief Executive Officer.
2.)

Based on annual base salary, short term cash incentives, and annual equity grant (based on grant-date fair value) as stated in the 2020 compensation packages for our Chief Financial Officer and Chief Human Resources Officer.

The Executive Compensation Decision Making Process

Compensation Committee Members and Independence

The Compensation Committee is comprised of Messrs. Bershad, Carpenter, and Lamel. None of the current members were, at any time, officers or employees of the Company or its subsidiaries. The Board has determined that each member of the Compensation Committee is an independent director under the applicable rules of Nasdaq.

Role of the Compensation Committee, Management and Outside Advisors

The Compensation Committee is responsible for designing, implementing and evaluating the Company’s executive compensation plans and policies. Among its responsibilities, the Compensation Committee:

•	Reviews the Compensation Committee Charter annually and amends it as appropriate;
•	Establishes the Company’s compensation philosophy and the framework for determining the compensation of the NEOs;
•	Reviews, evaluates and approves base salaries, cash-based incentives, long-term equity-based incentives and all other forms of compensation for the NEOs;
•	Evaluates the performance of the CEO and receives performance evaluations of the other named executive officers as reported by the CEO, which will impact the following year’s compensation decisions;
•	Reviews and approves the performance objectives, including the target financial objectives for both cash-based incentives and performance based stock awards, applicable to each of the NEOs;
•	Certifies performance at the end of each year and approves annual cash incentive payouts; and
•	Certifies performance and vesting at the end of each three-year performance period for the performance stock unit awards.

In performing the responsibilities above, the Compensation Committee receives advice and input, as applicable, from the Board of Directors, the Chief Executive Officer, the Chief Human Resources Officer, outside compensation consultants, and the Company’s outside legal counsel on compensation issues and regarding general compensation policies, including the appropriate level and mix of the compensation for executive officers.

The Compensation Committee meets in executive sessions and, where appropriate, with members of management, including the CEO and Chief Human Resources Officer, outside consultants, and the Company’s outside legal counsel. Although the CEO is generally present during the non-executive sessions of the Compensation Committee meetings and provides input to the Compensation Committee with regard to compensation for his direct reports, the Compensation Committee makes all decisions with regard to CEO compensation in executive sessions and the CEO has no vote in the actual approval of compensation for any executive officer.

Pursuant to its charter, the Compensation Committee may form and delegate authority to subcommittees of the Compensation Committee, to the extent consistent with the Company’s Articles of Continuance, Bylaws,

Corporate Governance Guidelines, applicable law and Nasdaq rules, except that it may not delegate its responsibilities for any matters that involve executive compensation or any matters where it has determined such compensation is intended to comply with the grandfather provisions of Section 162(m) of the Internal Revenue Code (“the Code”), by virtue of being approved by a committee of “outside directors” or is intended to be exempt from Section 16(b) under the Exchange Act pursuant to Rule 16b-3 by virtue of being approved by a committee of “non-employee directors.”

Executive Compensation and Comparable Company Data

Generally, the Compensation Committee reviews each named executive officer’s total compensation each year and, in connection therewith, considers market data for similar positions at other public companies and other relevant sources. The Compensation Committee may retain the services of advisors and has the budgetary authority to hire such advisors as it deems necessary for its compensation review. In 2020, the Compensation Committee worked directly with Korn Ferry to design the fiscal year 2020 executive compensation plans. Korn Ferry helped the Compensation Committee assess whether the total compensation paid to the NEOs is fair, reasonable and competitive. The Company has assessed the independence of Korn Ferry and its representatives and has determined that no conflicts of interest exist. In order to avoid any conflict of interest, Korn Ferry did not provide consulting services other than services related to executive and director compensation to the Company during 2020.

Generally, the types of compensation and benefits provided to the NEOs are intended to be similar to those provided to executive officers at other public companies. While the Compensation Committee does not believe it is appropriate to set executive compensation levels based exclusively on compensation surveys and comparable company data, the Compensation Committee uses publicly available surveys and comparable company data as tools for internally assessing whether the Company’s executive compensation program is, in the aggregate, reasonable in scope, market-competitive, and consistent from year to year.

In early 2020, Korn Ferry was asked to develop a compensation report that identifies market-based compensation structures, pay practices and rates of compensation for targeted positions at the Company as compared to the Company’s peer group. The peer group is selected based on relevant factors, including industry, fiscal year or trailing twelve-month revenue, market capitalization, total shareholder return and EBITDA. The peer group used in this compensation report prepared by Korn Ferry in January 2020, which was used in establishing the 2020 compensation of our NEOs, was comprised of the following companies:

• II-VI Incorporated	• Globus Medical, Inc.
• AngioDynamics, Inc.	• Integra LifeSciences
• Brooks Automation, Inc.	• IPG Photonics Corporation
• Cantel Medical Group	• Masimo Corporation
• Cognex Corporation	• Mercury System, Inc.
• CONMED Corporation	• Merit Medical Systems, Inc.
• FARO Technologies, Inc	• Natus Medical Incorporated
• OSI Systems, Inc.

Korn Ferry also provided compensation data from market survey results published by third parties regarding companies outside of the peer group, for use as a general indicator of relevant market conditions and pay practices and as a broader reference point.

Outside of survey and peer group information, other important factors that drive compensation decisions include individual qualifications and expertise, responsibilities, particular industry and market conditions, complexity of position and specific market factors in the locations in which the NEOs are employed. The Compensation Committee also considers the performance of the Company’s NEOs, the individual’s historical compensation and any retention concerns, and the CEO’s recommendations (in the case of named executive officers other than the CEO) before determining the compensation arrangement for each of them.

Shareholder Say-On-Pay Vote

At the 2020 annual meeting of shareholders, the Company provided the shareholders with the opportunity to cast an annual advisory vote to approve the Company’s executive compensation. Over 99% of the votes cast on the “2020 say-on-pay vote” were voted in favor of the proposal. We have considered the 2020 say-on-pay vote and we believe that the overwhelming support of our shareholders for 2020 say-on-pay vote indicates that our shareholders are generally supportive of our approach to executive compensation. The Company considered the outcome of the say-on-pay votes when making compensation decisions regarding its named executive officers for 2021,and plans to continue to consider input from shareholders in future years. The following chart presents the voting results for the say-on-pay for the last three years:

Executive Compensation Program Elements

Executive compensation at the Company includes base salary, short-term cash incentives, long-term equity-based incentives, employee benefits and, in certain situations, severance and other compensation. These elements (and the amounts of compensation and benefits thereunder) were selected because the Compensation Committee believes they are necessary to help us attract and retain executive talent which is fundamental to our success. The elements of compensation may vary among executives based on the Compensation Committee’s determination as to what is appropriate under the policies set forth above. Below is a summary of the current executive compensation programs as they relate to our named executive officers.

Base Salary

Base salary levels for the named executive officers are generally determined based on the Compensation Committee’s evaluation of the named executive officer’s position, experience, qualifications, prior employment (including historical compensation), current and individual performance, industry knowledge, quality of leadership, scope of responsibilities (including potential growth in responsibilities), internal pay equity, tax deductibility, cost of living, and competitive external market data (which includes peer group information as described above). No specific weighting is applied to the factors. Generally, the Compensation Committee refers to the median of the relevant competitive market for the position as part of the base salary evaluation, but any individual named executive officer may have a base salary above or below the median of the market. The Compensation Committee’s philosophy is that base salaries are the minimum payment for satisfactory performance and should meet the objective of attracting and retaining the executive talent needed to run a complex business.

As part of a company-wide cost reduction initiative in response to economic uncertainties caused by the COVID-19 pandemic, the NEOs agreed to the deferral, until January 1, 2021, of base salary increases previously approved by the Compensation Committee and a temporary unpaid furlough for two weeks in 2020. The annual base salaries for each of our named executive officers remained unchanged from 2019 (effective date March 31, 2019) through December 31, 2020 and are listed below:

	2019	2020
Mr. Glastra	$650,004	$650,004
Mr. Buckley	$434,655	$434,655
Mr. Young	$291,596	$291,596

Short Term Cash Incentives

The Senior Management Incentive Plan (“SMIP”) included cash incentives that were designed to motivate and reward the Company’s key management team members for driving short-term performance within their respective organizations and across the Company. In February 2020, the Compensation Committee approved the performance metrics for the 2020 cash incentives under the SMIP based on achievement against Adjusted EBITDA, Organic Revenue Growth, and NWC Ratio targets (the “Financial Objectives”). As part of a company-wide cost reduction initiative in response to economic uncertainties caused by the COVID-19 pandemic, the Compensation Committee determined, and our NEOs agreed, to cancel the cash incentive compensation under the SMIP for all participants with respect to fiscal year 2020. Although the target amounts of such cash incentives under the SMIP plan were granted in the form of a special restricted stock unit grant to all other participants as a talent retention incentive, our NEOs agreed to not receive such special restricted stock unit grants.

Following the end of fiscal year 2020, the Compensation Committee determined to pay the NEOs a discretionary bonus in recognition of their extraordinary efforts during the COVID-19 pandemic, which amounts are set forth below in the column titled “Bonus” in the Summary Compensation Table.

Each of the NEOs had an established bonus incentive target, which is based on a percentage of current annual base salary. Pursuant to the SMIP, the target bonus would be payable upon 100% achievement of each of the applicable Financial Objectives. The table below summarizes what the cash incentive bonus would have been for each NEO under the SMIP, including the annual target as a percentage of base salary and the annual bonus target in dollars.

	Cash Incentive Annual Target (% of base salary)	Cash Incentive Annual Target	Cash Incentive Minimum Payout ($)	Cash Incentive Maximum Payout
Mr. Glastra	120%	$799,505	—	$1,599,010
Mr. Buckley	80%	$356,417	—	$712,834
Mr. Young	60%	$189,000	—	$378,000

The following table shows what the weightings of each of the performance metrics would have been under the SMIP for the named executive officers had it not been cancelled.

	Adjusted EBITDA Objective	Organic Revenue Growth Objective	NWC Ratio Multiplier	Total Annual Financial Objectives
Participants	80%	20%	0%	100%

Equity-Based Compensation

The Company uses equity-based compensation to align executive compensation with long-term goals that enhance shareholder value and to promote executive retention with the Company by extending vesting periods over several years. Accordingly, the Company makes equity-based compensation a significant portion of compensation for the named executive officers, as demonstrated by the grants made to the NEOs in 2020.

The following table presents the equity grants awarded to the NEOs in 2020:

	Performance Stock Units Awards			Restricted Stock Unit Awards (#)	Grant Date Fair Value of Stock Awards
	Threshold (#)	Target (#)	Maximum (#)
Mr. Glastra	6,180	24,720	49,440	10,594	$3,775,405
Mr. Buckley	2,181	8,725	17,450	3,739	$1,332,538
Mr. Young	818	3,272	6,544	1,402	$499,698

Our annual grants of equity-based compensation for the NEOs consisted of (a) 30% service-based restricted stock units that generally vest ratably over four years, subject to continued employment, and (b) 70% performance stock units that cliff vest following the end of the applicable three-year performance period, subject to continued employment through the date of vesting and achievement of the applicable performance targets, with accelerated vesting under specific circumstances.

Fifty percent (50%) of the performance stock units shall vest based on the relative performance of, or the “spread” between, the total shareholder return (“TSR”) on the Company’s common stock as compared to the total shareholder return on Russell 2000 Index (“Index TSR”) measured at the end of the three-year performance period from January 1, 2020 through December 31, 2022. These performance stock units are also referred to as

TSR performance-based restricted stock units (“TSR-PSUs”). The valuation for the TSR-PSU awards is determined using the Monte Carlo valuation model based on the relative historical performance of the Company’s common stock and the Russell 2000 Index.

The vesting of the TSR-PSUs will be between 0% and 200% of the shares awarded and measured as the target number of shares multiplied by two times the spread between the net change in the average closing stock prices of Novanta common stock over the twenty trading-day period immediately preceding December 31, 2019 and December 31, 2022, respectively, and the net change in the average closing prices of the Russell 2000 Index for the same respective periods, with linear interpolation between the threshold and the target and between the target and the maximum, provided that, in the event the total shareholder return is less than zero for both Novanta common stock and the Russell 2000 Index, the number of shares upon vesting will not exceed 100%.

The remaining fifty percent (50%) of the performance stock units shall vest based on the actual cumulative adjusted diluted earnings per share (“Adjusted EPS”) of the Company over the three-year performance period from January 1, 2020 through December 31, 2022 as compared to the performance target. These performance stock units are also referred to as Adjusted EPS performance-based restricted stock units (“EPS-PSUs”). The fair value of the EPS-PSU awards is based on the closing stock price of the Company on the date of grant.

Adjusted EPS is defined by the Company as diluted earnings per share as determined in accordance with accounting principles generally accepted in the United States (“GAAP”), adjusted to exclude the effects of: (1) amortization of intangible assets, (2) restructuring, divestiture and other costs, (3) acquisition related costs, (4) acquisition fair value adjustments, (5) employee COVID-19 testing costs, (6) foreign currency gains or losses, (7) gain on acquisition of business, (8) non-controlling interest redemption value adjustments, and (9) the tax effect of the foregoing non-GAAP adjustments and other non-GAAP tax adjustments.

The vesting of the EPS-PSUs will be between 0% and 200% of the shares awarded and measured as the target number of shares multiplied by the relative achievement of the Company’s three-year cumulative Adjusted EPS as compared to the three-year cumulative Adjusted EPS target (the “Cumulative Adjusted EPS Target”). The Cumulative Adjusted EPS Target is established based on specific compound annual growth rate (CAGR) in Adjusted EPS for the three-year performance period ending December 31, 2022. A target vesting with respect to EPS-PSUs results in the issuance of a number of shares equal to 100% of the number of EPS-PSUs and is based on achieving 100% of the Cumulative Adjusted EPS Target for the three-year performance period ending December 31, 2022. A threshold vesting with respect to EPS-PSUs results in the issuance of a number of shares equal to 50% of the number of EPS-PSUs granted and is based on achieving 50% of the Cumulative Adjusted EPS Target. A maximum vesting with respect to EPS-PSUs results in the issuance of a number of shares equal to 200% of the number of EPS-PSUs granted and is based on achieving 200% of the Cumulative Adjusted EPS Target for the three-year performance period ending December 31, 2022.

Employee Benefits and Other Compensation

In addition to the elements of compensation discussed above, the Company offers the NEOs contributions towards health and dental insurance premiums consistent with the Company’s contribution levels offered to all other employees of the Company. The Company does not offer a deferred compensation program, nor does it offer retirement benefits other than a 401(k) defined contribution plan. This plan provides for Company matching contributions of 100% of the first four percent of compensation and 50% of the next two percent of compensation up to the maximum amount allowed under the Code.

The Company provides life and disability insurance benefits to the named executive officers in excess of those available to all other employees after considering the market data for similar positions of other public companies. The life and disability insurance benefits are provided to assist with the retention of the named executive officers.  The cost of such life and disability insurance benefits for Messrs. Glastra, Buckley and Young in 2020 equaled $19,588, $8,587 and $7,743, respectively.

Severance and Change of Control Benefits

The Company has certain obligations to its NEOs in specified circumstances, including termination of employment or a change of control of Novanta Inc., pursuant to the terms of individualized employment agreements. See “Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table” for a description of the employment agreements and “Potential Payments upon Termination or Change of Control” for a description of the severance and change in control obligations in such agreements.

Clawback Policy

In the event of a material restatement of the Company’s financial results, other than a restatement due to changes in accounting principles or applicable law or interpretations thereof, the Compensation Committee will review the facts and circumstances that led to the requirement for restatement and seek reimbursement or recoupment from an executive officer, net of taxes, of any bonus or other incentive compensation, if and to the extent: a) the amount of the incentive compensation was calculated based wholly or in part upon the achievement of certain financial results or measures that were subsequently the subject of an accounting or other restatement, b) the executive officer or the Company engaged in willful, fraudulent, intentional or grossly negligent misconduct that caused or partially caused the need for the restatement, and c) the amount of the incentive compensation for the executive officer that would have been granted, earned or vested had the financial results been properly reported would have been lower than the amount actually granted, earned or vested.

Stock Ownership Guidelines

We believe the named executive officers should have a significant equity interest in the Company. To promote equity ownership and further align the interests of the named executive officers with those of the shareholders, the Company adopted share ownership guidelines for the named executive officers. The guidelines vary based upon the named executive officer’s position and are expressed as a multiple of their respective salary, as shown below. The name executive officers generally are expected to comply with these stock ownership guidelines within five years of becoming subject to these guidelines.

Shares owned separately by the NEO, owned by the NEO either jointly with or separately by an immediate family member residing in the same household, and/or held in trust for the benefit of the NEO or the NEO’s immediate family members, issued and outstanding shares of common stock held by a 401(k) or other qualified pension or profit-sharing plan for the benefit of the NEO (whether denominated in shares or units) and the NEO’s vested restricted stock, deferred stock units and unvested restricted stock, restricted stock units and deferred stock units shall be included as shares for determining compliance with these stock ownership guidelines.

At 39.0x and 42.0x base pay, the value of Mr. Glastra and our other NEO’s shareholdings substantially exceed the ownership requirements. High levels of stock ownership reflect the long-term focus and commitment of the Company executive team.

Tax and Accounting Implications

In 2020, the Company’s compensation programs were affected by each of the following:

•

Accounting for Stock-Based Compensation: The Company accounts for stock-based compensation in accordance with the requirements of ASC 718, “Compensation - Stock Compensation.” The Company also takes into consideration ASC 718 and other generally accepted accounting principles in determining changes to policies and practices for its stock-based compensation programs.

•

Section 162(m) of the Code: Section 162(m) of the Code generally limits, for U.S. corporate income tax purposes, the annual tax deductibility of compensation paid to certain current and former executive officers to $1 million, subject to a transition rule for written binding contracts in effect on November 2, 2017, and not materially modified after that date. Prior to the enactment of the Tax Cuts and Jobs Act of 2017 (the “Tax Reform Act”), Section 162(m) included an exception for compensation deemed “performance-based”. Pursuant to the Tax Reform Act, the exception for “performance-based” compensation has been repealed, effective for tax years beginning after December 31, 2017 and, therefore, compensation previously intended to be “performance-based” may not be deductible unless it qualifies for the transition rule. Due to uncertainties in the applications of Section 162(m) and the Tax Reform Act, there is no guarantee that compensation intended to satisfy the requirements for deduction will not be challenged or disallowed by the IRS.   Furthermore, although the Company believes that tax deductibility of executive compensation is an important consideration, the Compensation Committee in its judgement may, nevertheless, authorize compensation payments that are not fully tax deductible, and/or modify compensation programs and practices without regard for tax deductibility when it believes that such compensation is appropriate.

Compensation Committee Report

The Compensation Committee has reviewed and discussed with management the Company’s “Compensation Discussion and Analysis”, and based on such review and discussions, has recommended to the board of directors that the “Compensation Discussion and Analysis” be included in this management proxy circular.

Mr. Lonny J. Carpenter (Chairperson)

Mr. Stephen W. Bershad

Mr. Ira J. Lamel

Executive Compensation

Summary Compensation Table

The following table sets forth information regarding the compensation earned by each of the Company’s named executive officers during the fiscal years ended December 31, 2020, 2019 and 2018. The Company’s NEOs consisted of: (i) the individual who served as the Chief Executive Officer (Matthijs Glastra), (ii) the individual who served as the Chief Financial Officer (Robert J. Buckley), and (iii) the individual who served as the Chief Human Resources Officer (Brian S. Young).

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(2)	Stock Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	All Other Compensation ($)(5)	Total ($)
Matthijs Glastra	2020	625,004	457,141	3,775,405	—	38,837	4,896,387
Chief Executive Officer	2019	640,204	—	3,081,641	299,865	37,213	4,058,923
	2018	581,069	—	2,493,358	889,594	20,592	3,984,613
Robert J. Buckley	2020	417,937	203,792	1,332,538	—	27,373	1,981,640
Chief Financial Officer	2019	432,714	—	1,027,203	150,388	27,175	1,637,480
	2018	418,518	—	853,284	466,987	14,328	1,753,117
Brian S. Young	2020	280,381	108,066	499,698	—	27,111	915,256
Chief Human Resources Officer	2019	290,294	—	410,947	80,713	24,463	806,417
	2018	280,440	—	387,882	208,858	11,049	888,229

1.)

Amounts reflect actual base salary paid to each NEO in 2020, taking into account that the NEOs did not receive a merit increase and were furloughed on an unpaid basis in connection with the Company’s cost reduction initiatives in response to the COVID-19 pandemic in 2020.

2.)	Amounts reflect discretionary bonuses paid to our NEOs with respect to 2020 in recognition of their extraordinary efforts during the COVID-19 pandemic.
3.)

Amounts shown do not reflect compensation actually received. Rather, amounts shown represent the aggregate grant date fair value of these awards determined in accordance with ASC 718 (disregarding any reduction in such value due to any estimate of forfeitures related to service-based vesting conditions). Under ASC 718, compensation expense with respect to stock awards is generally recognized in the consolidated financial statements over the vesting periods applicable to the awards. With respect to PSU awards granted in 2020, the grant date fair values, as determined in accordance with ASC 718, are based upon the then-probable outcome of the performance conditions. Assuming all performance conditions with respect to such awards were achieved, the maximum grant date fair value of the PSUs granted in 2020 to each NEO are as follows: $5,510,830, $1,945,095, and $729,427 for Mr. Glastra, Mr. Buckley and Mr. Young, respectively.

4.)	With respect to 2020, each NEO was not entitled to receive a cash incentive under the SMIP plan.

5.)	Amounts in 2020 include the following:

	Mr. Glastra ($)	Mr. Buckley ($)	Mr. Young ($)
Defined Contribution Plan Company Match	$19,249	$14,096	$14,853
Life Insurance	8,811	3,916	5,176
Disability Insurance	10,777	4,671	2,567
Executive Physical	-	4,690	4,515
	$38,837	$27,373	$27,111

Grants of Plan-Based Awards Table

The following table sets forth information regarding all plan-based awards granted to the Company’s named executive officers during the year ended December 31, 2020.

			Estimated Future Payouts under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts under Equity Incentive Plan Awards(2)(3)
Name	Type	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	All Other Stock Awards: Number of Shares of Stock or Units (#) (4)	Grant Date Fair Value of Stock and Option Awards ($)
Matthijs Glastra	Cash Incentive		$-	$-	$-
	EPS-PSUs	2/20/2020				6,180	12,360	24,720		$1,190,021
	TSR-PSUs (5)	2/20/2020				—	12,360	24,720		$1,565,394
	RSUs	2/20/2020							10,594	$1,019,990
Robert J. Buckley	Cash Incentive		$-	$-	$-
	EPS-PSUs	2/20/2020				2,181	4,362	8,724		$419,973
	TSR-PSUs (5)	2/20/2020				—	4,363	8,726		$552,574
	RSUs	2/20/2020							3,739	$359,991
Brian S. Young	Cash Incentive		$-	$-	$-
	EPS-PSUs	2/20/2020				818	1,636	3,272		$157,514
	TSR-PSUs (5)	2/20/2020				—	1,636	3,272		$207,199
	RSUs	2/20/2020							1,402	$134,985

1.)

The Compensation Committee approved the 2020 compensation plans for our NEOs in February 2020. To support our business during the COVID-19 pandemic, the NEOs agreed to a reduction in cash compensation for 2020.

2.)

Amounts shown in these columns reflect threshold, target and maximum vesting levels of the performance stock units. The grant date fair value of these units was based on the target number of shares that might be earned. These performance stock units cliff-vest following the end of the applicable three-year performance period, subject to continued employment on the date of vesting and achievement of the applicable performance thresholds, subject to accelerated vesting under specified circumstances. Further information regarding accelerated vesting is provided in the section entitled “Potential Payments upon Termination or Change of Control”.

3.)

The 2020 performance stock units are scheduled to vest following the end of the applicable three-year performance period, which is defined as the period from January 1, 2020 through December 31, 2022, subject to continued employment through the date of vesting and achievement of the applicable performance targets and pro rata vesting in certain situations as described more fully in the “Potential Payments upon Termination or Change of Control” section below.

4.)

The number of shares in this column represents restricted stock units granted in 2020. The restricted stock units vest one-fourth annually on each of the first, second, third, and fourth anniversaries of the date of grant, subject to continued employment on the date of vesting and accelerated vesting under specified circumstances. Further information regarding accelerated vesting is provided in the section entitled “Potential Payments upon Termination or Change of Control.”

5.)

The valuation for the TSR-PSU awards is determined using the Monte Carlo valuation model based on the relative historical performance of the Company’s common stock and the Russell 2000 Index as of December 31, 2019. The valuation for the EPS-PSU awards is based on the stock price of the Company on the date of grant.

Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table

The material terms of the equity and non-equity incentive plan compensation disclosed in the Summary Compensation Table and the 2020 Grants of Plan-Based Awards Table are discussed above under the heading “Compensation Discussion and Analysis”, as well as in the footnotes to the applicable tables. Certain other elements of the named executive officers’ compensation are provided for in their employment agreements, described below.

In response to the economic uncertainties during the COVID-19 pandemic, each of our NEOs entered into a waiver to his employment agreement on May 11, 2020 agreeing to certain reductions to his respective base salary and to waive his 2020 annual performance-based cash incentives under the SMIP, as discussed above.

Matthijs Glastra

In connection with Mr. Glastra’s appointment as the Company’s Chief Executive Officer in 2016, the Company and Mr. Glastra entered into an employment agreement, which was then subsequently amended and restated on April 21, 2017 (the “Amended and Restated CEO Employment Agreement”). The initial term of Mr. Glastra’s employment as the Chief Executive Officer under the Amended and Restated CEO Employment Agreement was a three-year period ending on July 27, 2019, which has been extended annually pursuant to an “evergreen” provision providing for automatic extensions for successive one-year periods absent prior notice of non-renewal from either the Company or Mr. Glastra.

Pursuant to the Amended and Restated CEO Employment Agreement, Mr. Glastra is entitled to a base salary of at least $515,000 per year and, beginning with respect to fiscal year 2017, an annual performance-based cash incentive with a target bonus opportunity of at least 100% of his annual base salary. Mr. Glastra is entitled to receive an annual equity award (the “Annual Equity Awards”) with a grant date fair value equal to 200% of his base salary or, at the discretion of the Board or the Compensation Committee, a higher amount as determined by market based benchmarks.

Additional discussion of Mr. Glastra’s compensation and certain termination benefits pursuant to the Amended and Restated CEO Employment Agreement is provided in sections entitled “Executive Compensation Program Elements” and “Potential Payments upon Termination or Change of Control.”

Robert J. Buckley

In 2011, the Company and Mr. Buckley entered into an employment agreement providing for the employment of Mr. Buckley in an advisory capacity prior to March 31, 2011 and as the Company’s Chief Financial Officer beginning on March 31, 2011. On April 21, 2017, the Company entered into an amended and restated employment agreement (the “Amended and Restated CFO Employment Agreement”) extending the term of Mr. Buckley’s employment through February 22, 2018, which term has been extended pursuant to an “evergreen” provision providing for automatic extensions for successive one-year periods thereafter unless either the Company or Mr. Buckley gives 90 days’ notice of non-extension to the other party. Pursuant to the Amended and Restated CFO Employment Agreement, Mr. Buckley is entitled to a base salary of at least $407,724 per year, an annual performance-based cash incentive opportunity with a minimum target of 75% of his annual base salary and an annual equity compensation award with a grant date fair value equal to 150% of his annual base salary or, at the discretion of the Board or the Compensation Committee, a higher amount as determined by market based benchmarks. Since the commencement of Mr. Buckley’s employment in 2011, the Compensation Committee has reviewed and adjusted Mr. Buckley’s compensation on an annual basis. The Amended and Restated CFO Employment Agreement also provides that the Company will provide Mr. Buckley with term life insurance in a face amount equal to 400% of his annual base salary, subject to certain limitations.

Pursuant to an amendment to the CFO Employment Agreement in July 2016, Mr. Buckley agreed that he would comply with any clawback or similar policy that the Company adopted in connection with the requirements of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010. Prior to this amendment, Mr. Buckley had no such obligation to abide by the restrictions of a clawback policy. Additional discussion of the clawback policy adopted by the Company, which also covers Mr. Glastra and Mr. Young, is provided in the section entitled “Executive Compensation Program Elements – Clawback Policy.”

Additional discussion of Mr. Buckley’s compensation and certain termination benefits pursuant to the Amended and Restated CFO Employment Agreement is provided in sections entitled “Executive Compensation Program Elements” and “Potential Payments upon Termination or Change of Control.”

Brian S. Young

On March 9, 2015, the Company and Mr. Young entered into an offer letter, which was then superseded by an employment agreement dated April 21, 2017 (the “Young Employment Agreement”). The Young Employment Agreement provides that Mr. Young will continue to serve as the Chief Human Resources Officer of the Company through December 8, 2017, which term has been extended pursuant to an “evergreen” provision providing for automatic extensions for successive one-year periods thereafter absent prior notice of non-renewal from either the Company or Mr. Young. Pursuant to the Young Employment Agreement, Mr. Young is entitled to a base salary of at least $272,208 per year, an annual performance-based cash incentive opportunity with a minimum target of 50% of his annual base salary and an annual equity compensation award as determined by the Board or the Compensation Committee in its discretion (such annual equity awards, collectively, the “Young Annual Equity Awards”). Since the commencement of Mr. Young’s employment in 2015, the Compensation Committee has reviewed and adjusted Mr. Young’s compensation on an annual basis.

Additional discussion of Mr. Young’s compensation and certain termination benefits pursuant to the Young Employment Agreement is provided in sections entitled “Executive Compensation Program Elements” and “Potential Payments upon Termination or Change of Control.”

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information for each of the Company’s named executive officers regarding stock awards that had not yet vested, or in the case of stock options, had vested but not yet been exercised, as of December 31, 2020.

		Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($/Sh)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($) (1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (1)
Matthijs Glastra	8/2/2016					80,000 (2)	$9,457,600
	2/28/2017					9,774 (3)	$1,155,482
	2/22/2018					6,268 (4)	$741,003
	2/22/2018							46,797 (5)	$5,532,318
	2/21/2019					7,861 (6)	$929,327
	2/21/2019							24,457 (7)	$2,891,307
	2/20/2020					10,594 (8)	$1,252,423
	2/20/2020							24,720 (9)	$2,922,398
Robert J. Buckley	3/30/2016	43,911	—	$14.13	3/30/2026
	8/2/2016					80,000 (2)	$9,457,600
	2/28/2017					3,601 (3)	$425,710
	2/22/2018					2,145 (4)	$253,582
	2/22/2018							16,015 (5)	$1,893,270
	2/21/2019					2,621 (6)	$309,855
	2/21/2019							8,152 (7)	$963,729
	2/20/2020					3,739 (8)	$442,025
	2/20/2020							8,725 (9)	$1,031,470
Brian S. Young	3/30/2016	16,221	—	$14.13	3/30/2026
	8/2/2016					30,000 (2)	$3,546,600
	2/28/2017					1,672 (3)	$197,664
	2/22/2018					975 (4)	$115,265
	2/22/2018							7,280 (5)	$860,642
	2/21/2019					1,049 (6)	$124,013
	2/21/2019							3,261 (7)	$385,515
	2/20/2020					1,402 (8)	$165,744
	2/20/2020							3,272 (9)	$386,816

1.)	Represents the product of the number of stock awards and $118.22, the closing market price of the Company’s common stock on the Nasdaq Global Select Market as of December 31, 2020.
2.)

Represents time-based promotion/retention restricted stock units granted on August 2, 2016. Each unit represents the right to receive one share of common stock upon vesting. These units are scheduled to cliff vest on August 2, 2021, subject to continued employment on the date of vesting and accelerated vesting under specified circumstances as described under “Potential Payments upon Termination or Change of Control.”

3.)

Represents unvested time-based restricted stock units granted on February 28, 2017. Each restricted stock unit represents the right to receive one share of common stock upon vesting. These units vested on February 28, 2021.

4.)

Represents unvested time-based restricted stock units granted on February 22, 2018. Each unit represents the right to receive one share of common stock upon vesting. These units are scheduled to vest in two equal installments on February 22, 2021 (which installment has already vested as of the date of this management proxy circular) and February 22, 2022, respectively, subject to continued employment on the date of vesting, and accelerated vesting under specified circumstances as described under “Potential Payments upon Termination or Change of Control.”

5.)

Represents performance stock units granted on February 22, 2018. Each unit represents the right to receive one share of common stock upon vesting on January 1, 2021. Amounts shown in the table represents 160% of the target number of performance stock units granted, which was calculated based on (i) the spread between the total shareholder return on Novanta common stock over the three-year performance period versus the Russell 2000 Index for 50% of the awards, and (ii) actual three-year cumulative Adjusted EPS for the performance period in relation to the performance target for the remaining 50% of the awards.

6.)

Represents unvested time-based restricted stock units granted on February 21, 2019. Each unit represents the right to receive one share of common stock upon vesting. These units are scheduled to vest in three equal installments on February 21, 2021 (which installment has already vested as of the date of this management proxy circular), February 21, 2022 and February 21, 2023, respectively, subject to continued employment on the date of vesting, and accelerated vesting under specified circumstances as described under “Potential Payments upon Termination or Change of Control.”

7.)

Represents performance stock units granted on February 21, 2019. Each unit represents the right to receive up to two shares of common stock upon vesting. These units are scheduled to vest on January 1, 2022. The ultimate number of shares to be issued upon vesting shall be calculated based on (i) TSR formula measured at the end of a three-year performance period against Russell 2000 Index for 50% of the awards, and (ii) actual three-year cumulative Adjusted EPS for the performance period in relation to the performance target for the remaining 50% of the awards, subject to continued employment on the date of vesting, and accelerated vesting under specified circumstances as described under “Potential Payments upon Termination or Change of Control.”

8.)

Represents time-based restricted stock units granted on February 20, 2020. Each unit represents the right to receive one share of common stock upon vesting. These units are scheduled to vest in four equal installments on February 20, 2021 (which installment has already vested as of the date of this management proxy circular), February 20, 2022, February 20, 2023 and February 20, 2024, respectively, subject to continued employment on the date of vesting, and accelerated vesting under specified circumstances as described under “Potential Payments upon Termination or Change of Control.”

9.)

Represents performance stock units granted on February 20, 2020. Each unit represents the right to receive up to two shares of common stock upon vesting. These units are scheduled to vest on January 1, 2023. The ultimate number of shares to be issued upon vesting shall be calculated based on (i) TSR formula measured at the end of a three-year performance period against Russell 2000 Index for 50% of the awards, and (ii) actual three-year cumulative Adjusted EPS for the performance period in relation to the performance target for the remaining 50% of the awards, subject to continued employment on the date of vesting, and accelerated vesting under specified circumstances as described under “Potential Payments upon Termination or Change of Control.”

Options Exercised and Stock Vested

The following table sets forth information regarding stock options that were exercised and restricted stock unit awards that vested, respectively, for the Company’s named executive officers during the year ended December 31, 2020.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Vesting ($) (1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($) (2)
Matthijs Glastra	12,633	1,021,924	54,624	$4,934,541
Robert J. Buckley	-	-	19,951	$1,802,136
Brian S. Young	-	-	9,197	$830,561

1.)

Value realized on exercise is computed by multiplying the number of shares of stock options exercised by the price difference between the exercise price and the closing market price of the Company’s common stock on the applicable exercise date.

2.)

Value realized on vesting is computed by multiplying the number of shares of restricted stock units vested by the closing market price of the Company’s common stock on the applicable vesting date (or the next business day immediately thereafter if the vesting date is a public holiday in the U.S.).

Potential Payments upon Termination or Change of Control

The following table sets forth estimated compensation that the Company would be obligated to provide to each of the Company’s named executive officers upon termination of employment or change of control pursuant to the terms of individualized employment agreements or other contractual obligations. Further information regarding these agreements or other obligations is provided immediately following the table. Other than these agreements and obligations, there are no other plans or other contractual obligations triggered upon termination of employment or change of control related to the Company’s named executive officers. The amounts reflected in the following table assume that the termination of employment and/or, if applicable, change of control occurred on December 31, 2020. Further, the amounts do not reflect any reductions as a result of any Section 280G “cutback” that may apply to Messrs. Glastra, Buckley, or Young.

Name	Event	Salary ($)	Bonus ($)	Vesting of Outstanding Stock ($)	Health Insurance Benefits ($)	Total ($)
Matthijs Glastra	Termination without cause or by employee for good reason	$975,006 (1) (18 months salary)	$1,170,007 (2)	$ 18,456,861 (4) (Prorated vesting of unvested awards)	$27,724 (18 months coverage)	$20,629,598
	Termination without cause or by employee for good reason, within 12 months following a change of control	$1,300,008 (1) (24 months salary)	$1,560,010 (3)	$ 26,437,695 (5) (Immediate vesting of unvested awards, including PSUs)	$36,965 (24 months coverage)	$29,334,678
	Termination due to death or by the Company due to disability	—	—	$ 24,881,857 (6) (Immediate vesting of unvested awards, including PSUs)	—	$24,881,857
	Change of control	—	—	$ 9,457,600 (7) (Immediate vesting of unvested 2016 RSUs awards)	—	$9,457,600
Robert J. Buckley	Termination without cause or by employee for good reason	$651,983 (1) (18 months salary)	$521,586 (2)	$ 11,826,823 (8) (Prorated vesting of unvested awards)	$28,049 (18 months coverage)	$13,028,441
	Termination without cause or by employee for good reason, within 12 months following a change of control	$869,310 (1) (24 months salary in a lump sum)	$695,448 (3)	$ 15,301,680 (9) (Immediate vesting of unvested awards, including PSUs)	$37,399 (24 months coverage)	$16,903,837
	Termination due to death or by the Company due to disability	—	—	$ 14,777,240 (10) (Immediate vesting of unvested awards, including PSUs)	—	$14,777,240
	Change of control	—	—	$ 9,457,600 (11) (Immediate vesting of unvested 2016 RSUs awards)	—	$9,457,600
Brian S. Young	Termination without cause or by employee for good reason	$437,394 (1) (18 months salary)	$262,436 (2)	$ 4,644,225 (12) (Prorated vesting of unvested awards)	$30,244 (18 months coverage)	$5,374,299
	Termination without cause or by employee for good reason, within 12 months following a change of control	$583,192 (1) (24 months salary)	$349,915 (3)	$ 5,981,629 (13) (Immediate vesting of unvested awards, including PSUs)	$40,325 (24 months coverage)	$6,955,061
	Termination due to death or by the Company due to disability	—	—	$ 5,782,257 (14) (Immediate vesting of unvested awards, including PSUs)	—	$5,782,257
	Change of control	—	—	$ 3,546,600 (15) (Immediate vesting of unvested 2016 RSUs awards)	—	$3,546,600

1.)	Based on the respective NEO’s annual base salary in effect as of December 31, 2020.
2.)	The amount represents 150% of each officer’s target bonus for 2020 payable over eighteen months.
3.)	The amount represents 200% of each officer’s target bonus for 2020 payable over twenty-four months (except for Mr. Buckley, whose amount shall be payable in a lump sum).
4.)

Represents the sum of (a) the prorated portion of the unvested 2017, 2018, 2019 and 2020 annual RSU grants (8,195, 2,682, 2,251, and 2,284 respectively) and the Glastra Promotion RSUs (70,624) held by Mr. Glastra based on the ratio of the number of days of employment during the applicable service-based vesting period to the total number of days of such service-based vesting period, multiplied by $118.22, the closing market price of the Company’s common stock as of December 31, 2020; and (b) a prorated portion of the shares subject to 2018 PSUs (46,752, assuming actual performance achievement of 160% for 2018 PSUs that vested as of January 1, 2021) and 2019 PSUs and 2020 PSUs (15,891 and 7,444, respectively, assuming target performance) held by Mr. Glastra, multiplied by $118.22, the closing market price of the Company’s common stock as of December 31, 2020. Target performance with respect to 2019 PSUs is referenced herein based on an assumption that the cumulative Adjusted EPS for fiscal years 2019, 2020 and 2021 will equal the three-year cumulative target performance and the TSR for the Company will equal the TSR for Russell 2000 Index for the three-year performance period. Target performance with respect to 2020 PSUs is referenced herein based on the assumption that the cumulative Adjusted EPS for fiscal years 2020, 2021 and 2022 will equal the three-year cumulative target performance and the TSR for the Company will equal the TSR for Russell 2000 Index for the three-year performance period.

5.)

Represents the sum of (a) the outstanding number of unvested 2017, 2018, 2019 and 2020 annual RSU grants (9,774, 6,268, 7,861 and 10,594, respectively) and the Glastra Promotion RSUs (80,000) held by Mr. Glastra, multiplied by $118.22, the closing market price of the Company’s common stock as of December 31, 2020; (b) the shares subject to the 2018, 2019, and 2020 EPS-PSUs held by Mr. Glastra (14,624, 12,228, and 12,360, respectively, assuming target vesting per the relevant employment agreement), multiplied by $118.22, the closing market price of the Company’s common stock as of December 31, 2020; and (c) the shares subject to the 2018, 2019, and 2020 TSR-PSUs held by Mr. Glastra (29,248, 24,458 and 16,216, respectively, assuming 200% vesting for 2018 and 2019 TSR-PSUs and 131% vesting for 2020 TSR-PSUs per the TSR Spread as of December 31, 2020), multiplied by $118.22, the closing market price of the Company’s common stock as of December 31, 2020.

6.)

Represents the sum of (a) the outstanding number of unvested 2017, 2018, 2019 and 2020 annual RSU grants (9,774, 6,268, 7,861 and 10,594, respectively) and the Glastra Promotion RSUs (80,000) held by Mr. Glastra, multiplied by $118.22, the closing market price of the Company’s common stock as of December 31, 2020; and (b) the shares subject to 2018 PSUs (46,797, assuming actual performance achievement of 160% for 2018 PSUs that vested as of January 1, 2021) and 2019 PSUs and 2020 PSUs (24,457 and 24,720, respectively, assuming target performance) held by Mr. Glastra, multiplied by $118.22, the closing market price of the Company’s common stock as of December 31, 2020. Target performance with respect to 2019 PSUs is referenced herein based on an assumption that the cumulative Adjusted EPS for fiscal years 2019, 2020 and 2021 will equal the three-year cumulative target performance and the TSR for the Company will equal the TSR for Russell 2000 Index for the three-year performance period. Target performance with respect to 2020 PSUs is referenced herein based on the assumption that the cumulative Adjusted EPS for fiscal years 2020, 2021 and 2022 will equal the three-year cumulative target performance and the TSR for the Company will equal the TSR for Russell 2000 Index for the three-year performance period.

7.)

Represents the outstanding number of unvested shares of the Glastra Promotion RSUs (80,000) held by Mr. Glastra, multiplied by $118.22, the closing market price of the Company’s common stock as of December 31, 2020.

8.)

Represents the sum of (a) the prorated portion of the unvested 2017, 2018, 2019 and 2020 annual RSU grants (3,019, 918, 751, and 806, respectively) and the Buckley Retention RSUs (70,624) held by Mr. Buckley based on the ratio of the number of days of employment during the applicable service-based vesting period to the total number of days of such service-based vesting period, multiplied by $118.22, the closing market price of the Company’s common stock as of December 31, 2020; and (b) a prorated portion of the shares subject to 2018 PSUs (15,998, assuming actual performance achievement of 160% for 2018 PSUs that vested as of January 1, 2021) and 2019 PSUs and 2020 PSUs (5,296 and 2,628,

respectively, assuming target performance) held by Mr. Buckley, multiplied by $118.22, the closing market price of the Company’s common stock as of December 31, 2020. Target performance with respect to 2019 EPS-PSUs is referenced herein based on an assumption that the cumulative Adjusted EPS for fiscal years 2019, 2020 and 2021 will equal the three-year cumulative target performance and the TSR for the Company will equal the TSR for Russell 2000 Index for the three-year performance period. Target performance with respect to 2020 PSUs is referenced herein based on the assumption that the cumulative Adjusted EPS for fiscal years 2020, 2021 and 2022 will equal the three-year cumulative target performance and the TSR for the Company will equal the TSR for Russell 2000 Index for the three-year performance period.

9.)

Represents the sum of (a) the outstanding number of the unvested 2017, 2018, 2019 and 2020 annual RSU grants (3,601, 2,145, 2,621, and 3,739, respectively) and the Buckley Retention RSUs (80,000) held by Mr. Buckley, multiplied by $118.22, the closing market price of the Company’s common stock as of December 31, 2020; (b) the shares subject to the 2018, 2019, and 2020 EPS-PSUs held by Mr. Buckley (5,004, 4,076 and 4,363, respectively, assuming target vesting per the relevant employment agreement), multiplied by $118.22, the closing market price of the Company’s common stock as of December 31, 2020; and (c) the shares subject to the 2018, 2019, and 2020 TSR-PSUs held by Mr. Buckley (10,010, 8,152, and 5,723, respectively, assuming 200% vesting for 2018 and 2019 TSR-PSUs and 131% vesting for 2020 TSR-PSUs per the TSR Spread as of December 31, 2020), multiplied by $118.22, the closing market price of the Company’s common stock as of December 31, 2020.

10.)

Represents the sum of (a) the outstanding number of the unvested 2017, 2018, 2019 and 2020 annual RSU grants (3,601, 2,145, 2,621, and 3,739, respectively) and the Buckley Retention RSUs (80,000) held by Mr. Buckley, multiplied by $118.22, the closing market price of the Company’s common stock as of December 31, 2020; and (b) the shares subject to 2018 PSUs (16,014, assuming actual performance achievement of 160% for 2018 PSUs that vested as of January 1, 2021) and 2019 PSUs and 2020 PSUs (8,152, and 8,725, respectively, assuming target performance) held by Mr. Buckley, multiplied by $118.22, the closing market price of the Company’s common stock as of December 31, 2020. Target performance with respect to 2019 EPS-PSUs is referenced herein based on an assumption that the cumulative Adjusted EPS for fiscal years 2019, 2020 and 2021 will equal the three-year cumulative target performance and the TSR for the Company will equal the TSR for Russell 2000 Index for the three-year performance period.  Target performance with respect to 2020 PSUs is referenced herein based on the assumption that the cumulative Adjusted EPS for fiscal years 2020, 2021 and 2022 will equal the three-year cumulative target performance and the TSR for the Company will equal the TSR for Russell 2000 Index for the three-year performance period.

11.)

Represents the outstanding number of unvested shares of the Buckley Retention RSUs (80,000) held by Mr. Buckley, multiplied by $118.22, the closing market price of the Company’s common stock as of December 31, 2020.

12.)

Represents the sum of (a) the prorated portion of the unvested 2017, 2018, 2019 and 2020 annual RSU grants (1,402, 417, 301, and 302, respectively) and the Young Retention RSUs (26,484) held by Mr. Young based on the ratio of the number of days of employment during the applicable service-based vesting period to the total number of days of such service-based vesting period, multiplied by $118.22, the closing market price of the Company’s common stock as of December 31, 2020; and (b) a prorated portion of the shares subject to 2018 PSUs (7,274, assuming actual performance achievement of 160% for 2018 PSUs that vested as of January 1, 2021) and 2019 PSUs and 2020 PSUs (2,119 and 986, respectively, assuming target performance) held by Mr. Young, multiplied by $118.22, the closing market price of the Company’s common stock as of December 31, 2020. Target performance with respect to 2019 PSUs is referenced herein based on an assumption that the cumulative Adjusted EPS for fiscal years 2019, 2020 and 2021 will equal the three-year cumulative target performance and the TSR for the Company will equal the TSR for Russell 2000 Index for the three-year performance period. Target performance with respect to 2020 PSUs is referenced herein based on the assumption that the cumulative Adjusted EPS for fiscal years 2020, 2021 and 2022 will equal the three-year cumulative target performance and the TSR for the Company will equal the TSR for Russell 2000 Index for the three-year performance period.

13.)

Represents the sum of (a) the outstanding number of unvested 2017, 2018, 2019 and 2020 annual RSU grants (1,672, 975, 1,049 and 1,402, respectively) and the Young Retention RSUs (30,000) held by Mr. Young, multiplied by $118.22, the closing market price of the Company’s common stock as of December 31, 2020; (b) the shares subject to the 2018, 2019, and 2020 EPS-PSUs held by Mr. Young (2,275, 1,630 and 1,636 respectively, assuming target vesting per the relevant employment agreement), multiplied by $118.22, the closing market price of the Company’s common stock as of December 31, 2020; and (c) the shares subject to the 2018, 2019, and 2020 TSR-PSUs held by Mr. Young (4,550, 3,262 and 2,146, respectively, assuming 200% vesting for 2018 and 2019 TSR-PSUs and 131% vesting for 2020 TSR-PSUs per the TSR Spread as of December 31, 2019), multiplied by $118.22, the closing market price of the Company’s common stock as of December 31, 2020.

14.)

Represents the sum of (a) the outstanding number of the unvested 2017, 2018, 2019 and 2020 annual RSU grants (1,672, 975, 1,049, 1,402, respectively) and the Young Retention RSUs (30,000) held by Mr. Young, multiplied by $118.22, the closing market price of the Company’s common stock as of December 31, 2020; and (b) the shares subject to 2018 PSUs (7,280, assuming actual performance achievement of 160% for 2018 PSUs that vested as of January 1, 2021) and 2019 PSUs and 2020 PSUs (3,261 and 3,272, respectively, assuming target performance) held by Mr. Young, multiplied by $118.22, the closing market price of the Company’s common stock as of December 31, 2020. Target performance with respect to 2019 PSUs is referenced herein based on an assumption that the cumulative Adjusted EPS for fiscal years 2019, 2020 and 2021 will equal the three-year cumulative target performance and the TSR for the Company will equal the TSR for Russell 2000 Index for the three-year performance period. Target performance with respect to 2020 PSUs is referenced herein based on the assumption that the cumulative Adjusted EPS for fiscal years 2020, 2021 and 2022 will equal the three-year cumulative target performance and the TSR for the Company will equal the TSR for Russell 2000 Index for the three-year performance period.

15.)

Represents the outstanding number of unvested shares of the Young Retention RSUs (30,000) held by Mr. Young, multiplied by $118.22, the closing market price of the Company’s common stock as of December 31, 2020.

Employment and Severance Agreements

Employment Agreement with Mr. Glastra

On April 21, 2017, the Company and Mr. Glastra entered into the CEO Employment Agreement. The initial term of the CEO Employment Agreement lasted through July 27, 2019, following which the term automatically renews for successive one-year periods, unless either party gives notice of non-extension no later than 90 days prior to the expiration of the then-applicable term. Pursuant to the terms of the Amended and Restated CEO Employment Agreement, the Company has certain obligations that become due in the event of termination or change of control.

Upon termination of Mr. Glastra’s employment for any reason, Mr. Glastra or Mr. Glastra’s estate is entitled to receive: (i) any portion of Mr. Glastra’s annual base salary through the date of termination not theretofore paid,

(ii) any business expenses owed to Mr. Glastra, and (iii) any amount arising from Mr. Glastra’s participation in, or benefits under, any employee benefit plans, programs or arrangements (together referred to as “CEO Accrued Amounts”).

If Mr. Glastra’s employment is terminated by the Company without Cause (as described below) or by Mr. Glastra for Good Reason (as described below), then in addition to the payment of the CEO Accrued Amounts, the Company will: (i) pay Mr. Glastra an amount equal to 150% (or, if such termination occurs within 12 months after a Change in Control, as defined in the CEO Employment Agreement, 200%) of the sum of his base salary and his target bonus opportunity in substantially equal installments for 18 months (or 24 months if such termination occurs within 12 months after a Change in Control) in accordance with the Company’s regular payroll practices; (ii) pay Mr. Glastra a pro rata portion of any performance-based cash incentive to which he would have been entitled had he remained employed by the Company; (iii) continue to provide Mr. Glastra and his eligible dependents with coverage under the Company’s group health plans at the same levels and the same cost to Mr. Glastra as would have applied if his employment had not been terminated for up to 18 months (or, if such termination occurs within 12 months after a Change in Control, 24 months); (iv) cause a prorated portion of the Glastra Promotion RSUs (as defined in the CEO Employment Agreement) and a prorated portion of all annual equity awards granted to Mr. Glastra (the “CEO Annual Equity Awards”) subject to service-based vesting (which include his outstanding annual restricted stock units and stock options, if any) to become vested; and (v) cause a pro rata portion of any CEO Annual Equity Awards subject to performance-based vesting (which include his outstanding performance stock units) to continue to be eligible to become vested in accordance with their terms based on actual performance. Notwithstanding the foregoing, if such termination occurs while Mr. Glastra is unable to engage in substantial gainful activity that may reasonably be expected to result in Disability (as defined in the Amended and Restated CEO Employment Agreement), the Company will cause the Glastra Promotion RSUs and all CEO Annual Equity Awards subject to service-based vesting to be fully vested and all CEO Annual Equity Awards subject to performance-based vesting to continue to be eligible to become vested in accordance with their terms based on actual performance. Further, if such termination occurs within 12 months after a Change in Control, the Company will cause all unvested equity awards held by Mr. Glastra to become vested, deeming that the Company will attain “target” performance levels (or such higher performance level as expressly contemplated by the applicable award agreement in the event of such termination) for purposes of awards subject to performance-based vesting. For further discussion of the treatment of Mr. Glastra’s equity awards upon a Change in Control or certain terminations of employment following a Change in Control, see the section entitled “Equity Awards” below.

If Mr. Glastra’s employment is terminated due to death or by the Company due to Disability, then in addition to the payment of the CEO Accrued Amounts, the Company will: (i) pay Mr. Glastra a pro rata portion of any performance-based cash incentive to which he would have been entitled had he remained employed by the Company, (ii) cause the Glastra Promotion RSUs, and all CEO Annual Equity Awards subject to service-based vesting, to become fully vested, and (iii) cause all CEO Annual Equity Awards subject to performance-based vesting to continue to be eligible to become vested in accordance with their terms based on actual performance.

Mr. Glastra is not entitled to any tax gross-up in the event that any payments due to him pursuant to the Amended and Restated CEO Employment Agreement or otherwise would be subject to an excise tax under Sections 280G and 4999 of the Code. Instead, Mr. Glastra is subject to a Section 280G “cutback” whereby any amounts subject to any such excise tax will be reduced to the extent necessary to avoid such excise tax if such reduction would result in a greater after-tax payment amount to Mr. Glastra.

The severance payments and benefits provided for in the Amended and Restated CEO Employment Agreement are subject to Mr. Glastra’s compliance with a non-competition and non-solicitation covenant through the date that is 18 months following termination and an indefinite confidentiality covenant. No severance payments will be made and no acceleration of vesting will occur following the date of any violation of any such covenants, unless Mr. Glastra cures such violation within 30 days of written notice thereof.

The severance payments and benefits are also subject to Mr. Glastra’s execution of a release of claims against the Company.

For purposes of the Amended and Restated CEO Employment Agreement, “Cause” is generally defined as (a) his willful failure to substantially perform the duties (other than any such failure resulting from disability or any inability to engage in any substantial gainful activity that could reasonably be expected to result in disability) which is not remedied within 30 days after receipt of written notice from the Company specifying such failure; (b) his willful failure to carry out or comply with, in any material respect, any lawful and reasonable directive of the Board of Directors of the Company not inconsistent with the terms of his employment agreement, which is not remedied within 30 days after receipt of written notice from the Company specifying such failure; (c) his commission at any time of any act or omission that results in, or may reasonably be expected to result in, a conviction, plea of no contest, plea of nolo contendere, or imposition of unadjudicated probation for any felony or crime involving moral turpitude; or (d) his unlawful use (including being under the influence) or possession of illegal drugs on the Company’s premises or while performing his duties and responsibilities under his employment agreement. For purpose of the Amended and Restated CEO Employment Agreement, “Good Reason” is generally defined as the occurrence of one or more of the following conditions without his consent: (a) a material diminution in his responsibilities, duties or authority or a material diminution in his title; (b) failure of the Company to make any material payment or provide any material benefit under his employment agreement; (c) the Company’s material breach of his employment agreement; or (d) a material relocation of his place of employment.

Employment Agreement with Mr. Buckley

On April 21, 2017, the Company and Mr. Buckley entered into the Amended and Restated CFO Employment Agreement, under which the term of Mr. Buckley’s employment continued through February 22, 2018, following which the term automatically renews for successive one-year periods, unless either party gives notice of non-extension no later than 90 days prior to the expiration of the then-applicable term. Pursuant to the terms of the Amended and Restated CFO Employment Agreement, there are certain obligations of the Company that become due in the event of termination or change of control. Upon termination of Mr. Buckley’s employment for any reason, Mr. Buckley or Mr. Buckley’s estate is entitled to receive: (i) any portion of Mr. Buckley’s annual base salary through the date of termination not theretofore paid, (ii) any business expenses owed to Mr. Buckley, and (iii) any amount arising from Mr. Buckley’s participation in, or benefits under, any employee benefit plans, programs or arrangements (together referred to as “CFO Accrued Amounts”).

If Mr. Buckley’s employment is terminated by the Company without Cause (as described below) or by Mr. Buckley for Good Reason (as described below), then in addition to the payment of the CFO Accrued Amounts, the Company will: (i) pay Mr. Buckley an amount equal to 150% of the sum of his base salary and his target bonus opportunity in substantially equal installments for 18 months following termination in accordance with the Company’s regular payroll practices, provided that if such termination occurs within 12 months after a Change in Control (as defined in the Amended and Restated CFO Employment Agreement), then, in lieu of the foregoing amounts, the Company will pay Mr. Buckley a lump sum equal to 200% of the sum of his base salary and his target bonus opportunity; (ii) pay Mr. Buckley a pro rata portion of any performance-based cash incentive to which he would have been entitled had he remained employed by the Company; (iii) continue to provide Mr. Buckley and his eligible dependents with coverage under the Company’s group health plans at the same levels and the same cost to Mr. Buckley as would have applied if his employment had not been terminated for up to 18 months (or, if such termination occurs within 12 months after a Change in Control, 24 months) following termination; (iv) cause the pro rata portion of the Retention RSUs (as defined in the Amended and Restated CFO Employment Agreement) and a prorated portion of all annual equity awards granted to Mr. Buckley (the “CFO Annual Equity Awards”) subject to service-based vesting (which include his outstanding annual restricted stock units and stock options, if any) to become vested; and (v) cause a pro rata portion of any CFO Annual Equity Awards subject to performance-based vesting (which include his outstanding performance stock units) to continue to be eligible to become vested in accordance with their terms based on actual performance. Notwithstanding the foregoing, if such termination occurs while Mr. Buckley is unable to engage in substantial gainful activity that may reasonably be expected to result in Disability (as defined in the Amended and Restated CFO Employment Agreement), the Company will cause the Buckley Retention RSUs and all CFO Annual Equity Awards subject to service-based vesting to be fully vested and all CFO Annual Equity Awards subject to performance-based vesting to continue to be eligible to become vested in accordance with their terms based on actual performance. Further, if such termination of employment occurs within 12 months after a Change in Control, the Company will cause all unvested equity awards held by Mr. Buckley to become vested, deeming that the Company will attain “target” performance levels (or such higher performance level as expressly contemplated by the applicable award agreement in the event of such termination) for purposes of awards subject to performance-based vesting. For further discussion of the treatment of Mr. Buckley’s equity awards upon a Change in Control or certain terminations of employment following a Change in Control, see the section entitled “Equity Awards” below.

If Mr. Buckley’s employment is terminated due to death or by the Company due to Disability, then in addition to the payment of the CFO Accrued Amounts, the Company will: (i) pay Mr. Buckley a pro rata portion of any performance-based cash incentive to which he would have been entitled had he remained employed by the Company, (ii) cause the Buckley Retention RSUs, and all CFO Annual Equity Awards subject to service-based vesting, to become fully vested, and (iii) cause all CFO Annual Equity Awards subject to performance-based vesting to continue to be eligible to become vested in accordance with their terms based on actual performance.

Mr. Buckley is not entitled to any tax gross-up in the event any payments due to him pursuant to the Amended and Restated CFO Employment Agreement or otherwise would be subject to an excise tax imposed by Section 280G and 4999 of the Code. Instead, Mr. Buckley is subject to a Section 280G “cutback” whereby any amounts subject to any such excise tax will be reduced to the extent necessary to avoid such excise tax if such reduction would result in a greater after-tax payment amount to Mr. Buckley.

The severance payments and benefits provided for in the Amended and Restated CFO Employment Agreement are subject to Mr. Buckley’s compliance with a non-competition and non-solicitation covenant through the date that is 18 months following termination and an indefinite confidentiality covenant. No severance payments will be made and no acceleration of vesting will occur following the date of any violation of any such covenants, unless Mr. Buckley cures such violation within 30 days of written notice thereof.

The severance payments and benefits are also subject to Mr. Buckley’s execution of a release of claims against the Company.

As used in the Amended and Restated CFO Employment Agreement, “Cause”, “Change in Control” and “Good Reason” have substantially the same meaning as used in the Amended and Restated CEO Employment Agreement.

Employment Agreement with Mr. Young

On April 21, 2017, the Company entered into the Young Employment Agreement, under which the term of Mr. Young’s employment was extended to December 8, 2017, with automatic extensions for successive one-year periods thereafter absent prior notice of non-renewal from either the Company or Mr. Young. Pursuant to the terms of the Young Employment Agreement, there are certain obligations of the Company that become due in the event of termination.

Upon termination of Mr. Young’s employment for any reason, Mr. Young or Mr. Young’s estate is entitled to receive: (i) any portion of Mr. Young’s annual base salary through the date of termination not theretofore paid, (ii) any business expenses owed to Mr. Young, and (iii) any amount arising from Mr. Young’s participation in, or benefits under, any employee benefit plans, programs or arrangements (together referred to as “Young Accrued Amounts”).

If Mr. Young’s employment is terminated by the Company without Cause (as described below) or by Mr. Young for Good Reason, then in addition to the payment of the Young Accrued Amounts, the Company will: (i) pay Mr. Young an amount equal to 150% (or, if such termination occurs within 12 months after a Change in Control, 200%) of the sum of his base salary and his target bonus opportunity in substantially equal installments for 18 months (or 24 months if such termination occurs within 12 months after a Change in Control, as defined in the Young Employment Agreement) in accordance with the Company’s regular payroll practices; (ii) pay Mr. Young a pro rata portion of any performance-based cash incentive to which he would have been entitled had he remained employed by the Company; (iii) continue to provide Mr. Young and his eligible dependents with coverage under the Company’s group health plans at the same levels and the same cost to Mr. Young as would have applied if his employment had not been terminated for up to 18 months (or, if such termination occurs within 12 months after a Change in Control, 24 months); (iv) cause a pro rata portion of the Retention RSUs (as defined in the Young Employment Agreement) and a prorated portion of all annual equity awards granted to Mr. Young (the “Young Annual Equity Awards”) subject to service-based vesting (which include his outstanding annual restricted stock units and stock options, if any) to become vested; and (v) cause a pro rata portion of any Young Annual Equity Awards subject to performance-based vesting (which include his outstanding performance stock units) to continue to be eligible to become vested in accordance with their terms based on actual performance. Notwithstanding the foregoing, if such termination occurs while Mr. Young is unable to engage in substantial gainful activity that may reasonably be expected to result in Disability (as defined in the Young Employment Agreement), the Company will cause the Retention RSUs and all Young Annual Equity Awards subject to service-based vesting to be fully vested and all Young Annual Equity Awards subject to performance-based vesting to continue to be eligible to become vested in accordance with their terms based on actual performance. Further, if such termination occurs within 12 months after a Change in Control, the Company will cause all unvested equity awards held by Mr. Young to become vested, deeming that the Company will attain “target” performance levels (or such higher performance level as expressly contemplated by the applicable award agreement in the event of such termination) for purposes of awards subject to performance-based vesting. For further discussion of the treatment of Mr. Young’s equity awards upon a Change in Control or certain terminations of employment following a Change in Control, see the section entitled “Equity Awards” below.

If Mr. Young’s employment is terminated due to death or by the Company due to Disability, then in addition to the payment of the Young Accrued Amounts, the Company will: (i) pay Mr. Young a pro rata portion of any performance-based cash incentive to which he would have been entitled had he remained employed by the Company, (ii) cause the Young Retention RSUs, and all Young Annual Equity Awards subject to service-based vesting, to become fully vested, and (iii) cause all Young Annual Equity Awards subject to performance-based vesting to continue to be eligible to become vested in accordance with their terms based on actual performance.

Mr. Young is not entitled to any tax gross-up in the event that any payments due to him pursuant to the Young Employment Agreement or otherwise would be subject to an excise tax under Sections 280G and 4999 of the Code. Instead, Mr. Young is subject to a Section 280G “cutback” whereby any amounts subject to any such excise tax will be reduced to the extent necessary to avoid such excise tax if such reduction would result in a greater after-tax payment amount to Mr. Young.

The severance payments and benefits provided for in the Young Employment Agreement are subject to Mr. Young’s compliance with a non-competition and non-solicitation covenant through the date that is 18 months following termination and an indefinite confidentiality covenant. No severance payments will be made and no acceleration of vesting will occur following the date of any violation of any such covenants, unless Mr. Young cures such violation within 30 days of written notice thereof.

The severance payments and benefits are also subject to Mr. Young’s execution of a release of claims against the Company. As used in the Young Employment Agreement, “Cause” and “Good Reason” have substantially the same meaning as used in the Amended and Restated CEO Employment Agreement.

Equity Awards

Restricted Stock Units

Pursuant to the restricted stock unit award agreements under the Company’s 2010 Incentive Award Plan (the “Equity Plan”), unvested 2016 restricted stock units (including the Glastra Promotion RSUs, the Buckley Retention RSUs and the Young Retention RSUs) held by the named executive officers on the date of a Change in Control (as defined in the Equity Plan) will vest upon such Change in Control, subject to the executive’s continued employment through the date of such Change in Control. Pursuant to the 2017, 2018, 2019 and 2020 restricted stock unit award agreements, the unvested restricted stock units under such agreements held by the named executive officers on the date of a Change in Control that are not assumed or substituted by the successor entity will vest (or be exchanged for a cash payment) upon such Change in Control, subject to the executive’s continued employment through the date of such Change in Control. If the RSUs are assumed by the successor entity in a Change in Control, such assumed RSUs will remain unvested and will vest in accordance with their terms, subject to accelerated vesting upon a termination of employment without Cause or for Good Reason (as defined in the relevant employment agreement) within 12 months following a Change in Control.

Stock Options

Pursuant to the stock option agreements under the Equity Plan, all outstanding unvested stock options held by the named executive officers on the date of a Change in Control that are not assumed or substituted by the successor entity will vest (or be exchanged for a cash payment) upon such Change in Control, subject to the executive’s continued employment through the date of such Change in Control. If such stock options are assumed by the successor entity in a Change in Control, such assumed stock options will remain unvested and will vest in accordance with their terms, subject to accelerated vesting upon a termination of employment without

Cause or for Good Reason (as defined in the relevant employment agreement) within 12 months following a Change in Control.

Performance Stock Units

Pursuant to the performance stock unit award agreements under the Equity Plan, all outstanding performance stock units held by the named executive officers will vest upon a termination of employment without Cause or for Good Reason (as defined in the relevant employment agreement) within 12 months following a Change in Control, subject to the terms of the named executive officer’s employment agreements. See the section entitled “Employment and Severance Agreements” above for more information.

CEO Pay Ratio

Our CEO to median employee pay ratio is calculated in accordance with Item 402(u) of Regulation S-K. The Company identified the median employee by using a consistently applied compensation measure of “total gross compensation” for our employee population as of December 31, 2020, excluding our CEO. “Total gross compensation” includes regular earnings, overtime pay and overtime premium, equity compensation, commission, bonus and other cash incentive compensation, and allowances (car, housing, travel, meal, etc.) that are considered compensation. The Company did not make any assumptions, adjustments, or estimates with respect to total gross compensation, and did not annualize the compensation for any full-time employees that were not employed by the Company for the full year in 2020. The Company included all employees, whether employed on a full-time, part-time, or seasonal basis. As of December 31, 2020, our employee population consisted of approximately 2,200 individuals, with 37% of these individuals located in the United States, 51% located in Europe and 12% located in Asia. Using this methodology, the Company determined that our median employee was a full-time hourly employee working in the United States.

As illustrated in the table below, our CEO to median employee pay ratio is 99:1.

	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)	Ratio
CEO	$625,004	$457,141	$3,775,405	$-	$-	$38,837	$4,896,387	99
Median Employee	$46,046	$-	$2,216	$-	$-	$1,259	$49,521	1

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information regarding the beneficial ownership of the Company’s common shares for: (1) each person (or group of affiliated persons) who is known by the Company to own beneficially more than 5% of the Company’s outstanding common shares; (2) each of the Company’s current directors and director nominee; (3) each of the Company’s named executive officers; and (4) all current directors, director nominee, and executive officers of the Company as a group. The beneficial ownership of common shares with respect to our 5% shareholders is based on information available to the Company as of March 18, 2021, and with respect to our directors, director nominee, named executive officers and directors, director nominee, and executive officers as a group is as of March 18, 2021.

Beneficial ownership is determined in accordance with SEC rules and includes voting or investment power with respect to securities. Except as indicated by the footnotes below, the Company believes, based on the information furnished to it, that the persons and entities named in the table below have sole voting and investment power with respect to all common shares that they beneficially own, subject to applicable community property laws. All rights to acquire common shares within 60 days of March 18, 2021 are deemed to be outstanding and beneficially owned by the persons holding those rights for the purpose of computing the number of shares beneficially owned and the percentage ownership of that person. They are not, however, deemed to be outstanding and beneficially owned for the purpose of computing the percentage ownership of any other person. Percentage ownership of outstanding shares is based on 35,384,140 common shares outstanding as of March 18, 2021.

Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership (2)	Percentage of Common Shares
5% Shareholders
The Vanguard Group (3)	3,174,284	9.0%
BlackRock, Inc. (4)	2,646,209	7.5%
T.Rowe Price Associates, Inc. (5)	2,513,217	7.1%
Neuberger Berman Group LLC (6)	1,938,757	5.5%
Directors and Executive Officers
Stephen W. Bershad (7)	716,595	2.0%
Robert J. Buckley (8)	205,047	*
Matthijs Glastra (9)	135,333	*
Ira J. Lamel (10)	59,508	*
Thomas N. Secor (11)	32,899	*
Brian S. Young (12)	30,561	*
Brian D. King (13)	6,432	*
Lonny J. Carpenter (14)	4,579	*
Deborah DiSanzo (15)	2,879	*
Maxine L. Mauricio (16)	905	*
Katherine A. Owen (17)	385	*
Frank A. Wilson (18)	—	*
All Directors and executive officers as a group (11 persons) (19)	1,195,123	3.4%

*Represents less than 1% of the outstanding common shares.

1)	Unless otherwise indicated, the address of each shareholder is c/o Novanta Inc., 125 Middlesex Turnpike, Bedford, MA 01730, USA.
2)

The information provided in this table is based on the Company’s records, information supplied to the Company by its executive officers, directors and principal shareholders and information contained in Schedules 13D and 13G filed with the SEC.

3)

Pursuant to a Schedule 13G/A filed with the SEC on February 8, 2021 by The Vanguard Group, The Vanguard Group may be deemed to beneficially own 3,174,284 common shares of the Company. The Vanguard Group has sole voting power over zero shares, shared voting power over 79,394 shares, sole dispositive power over 3,066,227 shares, and shared dispositive power over 108,057 shares. The address of Vanguard Group Inc. is 100 Vanguard Blvd, Malvern, PA 19355, USA.

4)

Pursuant to a Schedule 13G/A filed with the SEC on January 29, 2021 by BlackRock, Inc., BlackRock, Inc. may be deemed to beneficially own 2,646,209 common shares of the Company. BlackRock, Inc. has sole voting power over 2,593,377 shares and sole dispositive power over 2,646,209 shares. The address of BlackRock, Inc. is 55 East 52nd Street, New York, NY 10055, USA.

5)

Pursuant to a Schedule 13G/A filed with the SEC on February 16, 2021 by T. Rowe Price Associates, Inc., T. Rowe Price Associates, Inc. may be deemed to beneficially own 2,513,217 common shares of the Company. T. Rowe Price Associates, Inc. has sole voting power over 583,675 shares and sole dispositive power over 2,513,217 shares. The address of T. Rowe Price Associates, Inc. is 100 E. Pratt Street, Baltimore, MD 21202, USA.

6)

Pursuant to a Schedule 13G/A filed with the SEC on February 11, 2021 by Neuberger Berman Group LLC and Neuberger Berman Investment Advisers LLC, Neuberger Berman Group LLC may be deemed to beneficially own 1,938,757 common shares of the Company. Neuberger Berman Group LLC has shared voting power over 1,921,300 shares and shared dispositive power over 1,938,757 shares. The address of Neuberger Berman Group LLC is 1290 Avenue of the Americas, New York, NY 10104, USA.

7)

Mr. Bershad is the Chairperson of the Board of Directors of the Company. Mr. Bershad owns 613,322 common shares directly. Mr. Bershad’s direct ownership also includes 103,273 deferred stock units that are fully vested and will convert into shares of common stock upon the date Mr. Bershad ceases to be a director of the Company. Mr. Bershad does not have voting rights or the right to receive dividends on these deferred stock units until they are converted to common shares.

8)

Mr. Buckley is a named executive officer of the Company. Mr. Buckley owns 161,136 common shares directly. Mr. Buckley’s direct ownership also includes 43,911 shares issuable upon exercise of options within 60 days of March 31, 2021. It excludes 101,542 unvested restricted stock units and 32,792 unvested performance stock units, which are subject to a risk of forfeiture in favor of the Company. Each restricted stock unit represents the right to receive one common share of the Company upon vesting. Each performance stock unit represents the right to receive up to two common shares of the Company upon vesting. Mr. Buckley does not have voting rights or the right to receive dividends with respect to such awards until vested and settled in common shares.

9)

Mr. Glastra is a named executive officer of the Company. Mr. Glastra owns 135,333 common shares directly. The amount excludes 131,046 unvested restricted stock units and 83,902 unvested performance stock units, which are subject to a risk of forfeiture in favor of the Company. Each restricted stock unit represents the right to receive one common share of the Company upon vesting. Each performance stock unit represents the right to receive up to two common shares of the Company upon vesting. Mr. Glastra does not have voting rights or the right to receive dividends with respect to such awards until vested and settled in common shares.

10)

Mr. Lamel is a member of the Board of Directors of the Company. Mr. Lamel owns 1,674 common shares directly. Mr. Lamel’s direct ownership also includes 57,834 deferred stock units that are fully vested and will convert into shares of common stock upon the date Mr. Lamel ceases to be a director of the Company. Mr. Lamel does not have voting rights or the right to receive dividends on these deferred stock units until they are converted to common shares.

11)

Mr. Secor is a member of the Board of Directors of the Company. Mr. Secor owns 1,674 common shares directly. Mr. Secor’s direct ownership also includes 31,225 deferred stock units that are fully vested and will convert into shares of common stock upon the date Mr. Secor ceases to be a director of the Company. Mr. Secor does not have voting rights or the right to receive dividends on these deferred stock units until they are converted to common shares.

12)

Mr. Young is a named executive officer of the Company. Mr. Young owns 14,340 common shares directly.  Mr. Young’s direct ownership also includes 16,221 shares issuable upon exercise of options within 60 days of March 31, 2021. It excludes 38,751 unvested restricted stock units and 13,044 unvested performance stock units, which are subject to a risk of forfeiture in favor of the Company. Each restricted stock unit represents the right to receive one common share of the Company upon vesting. Each performance stock unit represents the right to receive up to two common shares of the Company upon vesting. Mr. Young does not have voting rights or the right to receive dividends with respect to such awards until vested and settled in common shares.

13)

Mr. King is a member of the Board of Directors of the Company. Mr. King owns 1,674 common shares directly. Mr. King’s direct ownership also includes 4,758 deferred stock units that are fully vested and will convert into shares of common stock upon the date Mr. King ceases to be a director of the Company. Mr. King does not have voting rights or the right to receive dividends on these deferred stock units until they are converted to common shares.

14)

Mr. Carpenter is a member of the Board of Directors of the Company. Mr. Carpenter owns 1,674 common shares directly. Mr. Carpenter’s direct ownership includes 2,905 deferred stock units that are fully vested and will convert into shares of common stock upon the date Mr. Carpenter ceases to be a director of the Company. Mr. Carpenter does not have voting rights or the right to receive dividends on these deferred stock units until they are converted to common shares.

15)

Ms. DiSanzo is a member of the Board of Directors of the Company. Ms. DiSanzo owns 1,174 common shares directly. Ms. DiSanzo’s direct ownership includes 1,705 deferred stock units that are fully vested and will convert into shares of common stock upon the date Ms. DiSanzo ceases to be a director of the Company. Ms. Disanzo does not have voting rights or the right to receive dividends on these deferred stock units until they are converted to common shares

16)

Ms. Mauricio is a member of the Board of Directors of the Company. The amount represents deferred stock units that are fully vested and will convert into shares of common stock upon the date Ms. Mauricio ceases to be a director of the Company. Ms. Mauricio does not have voting rights or the right to receive dividends on these deferred stock units until they are converted to common shares.

17)

Ms. Owen is a member of the Board of Directors of the Company. The amount represents deferred stock units that are fully vested and will convert into shares of common stock upon the date Ms. Owen ceases to be a director of the Company. Ms. Owen does not have voting rights or the right to receive dividends on these deferred stock units until they are converted to common shares.

18)	Mr. Wilson is a nominee to serve on the Board of Directors of the Company.

19)

The amount includes an aggregate of 60,132 shares issuable upon exercise of options within 60 days of March 31, 2021. It excludes 271,339 unvested restricted stock units and 129,738 unvested performance stock units, which are subject to a risk of forfeiture in favor of the Company. Each restricted stock unit represents the right to receive one common share of the Company upon vesting. Each performance stock unit represents the right to receive up to two common shares of the Company upon vesting.

Equity Compensation Plan Information

The following table sets forth information regarding the Company’s common shares that may be issued upon the exercise of rights under all of its existing equity compensation plans as of December 31, 2020:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Rights		Weighted-Average Exercise Price of Outstanding Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in First Column)
Equity Compensation Plans approved by security holders
2010 Incentive Award Plan	1,130,409	(1)	14.13 (2)	535,361	(3)
Equity Compensation Plans not approved by security holders	36,112	(4)		—
Total	1,166,521			535,361

1)

Includes 625,289 shares of common stock to be issued in respect of unvested RSUs outstanding as of December 31, 2020, 282,890 shares of common stock to be issued in respect of unvested PSUs (calculated at maximum performance) outstanding as of December 31, 2020, 60,132 shares of common stock subject to unexercised stock options outstanding as of December 31, 2020, and 162,098 shares subject to fully vested deferred stock units granted to the members of the Company’s Board of Directors which will convert into shares of common stock as of the date the respective director ceases to be a director of the Company. These awards were granted pursuant to the 2010 Incentive Award Plan which was initially approved by the Company’s shareholders in November 2010 and later approved by the Company’s shareholders, as amended and restated, in May 2014.

2)

Represents the weighted-average exercise price of options outstanding under the 2010 Incentive Award Plan. The weighted-average exercise price does not take into account the RSUs, PSUs and deferred stock units granted under the 2010 Incentive Award Plan.

3)

All shares of common stock available for issuance are reserved under the 2010 Incentive Award Plan and may be granted in the form of options, restricted stock, RSUs, PSUs, performance awards, dividend equivalents, deferred stock, deferred stock units, stock payments and/or stock appreciation rights.

4)

Represents deferred stock unit awards granted to certain members of the Company’s Board of Directors, which are fully vested as of December 31, 2020 and will convert into shares of common stock as of the date the respective director ceases to be a director of the Company. These deferred stock unit awards were granted in fiscal year 2010 to the following directors in the following amounts: Mr. Bershad (23,149 deferred stock units) and Mr. Lamel (12,963 deferred stock units).

Certain Relationships

Our Board has adopted written Related Party Transaction Policies and Procedures, setting forth the policies and procedures for the review and approval or ratification of related party transactions. This policy covers, with certain exceptions set forth in Item 404 of Regulation S‑K, any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which we (including any of our subsidiaries) are or will be a participant, where the amount involved exceeds $120,000 in any fiscal year and a related person has or will have a direct or indirect material interest.

Under the policy, our Corporate Accounting Department is responsible for maintaining a list of related parties and distributing the list to responsible persons through the Company and its subsidiaries. Any potential related party transaction that is proposed to be entered into by an executive officer, director or nominee for election as director of the Company, or by any person or entity that is a related party by virtue of its relationship with the executive officer, director or director nominee, must be reported to the Chief Accounting Officer or the Chief Financial Officer by such executive officer, director or director nominee. In addition, any potential related party transaction that is proposed to be entered into by the Company must be reported to the Chief Accounting Officer or the Chief Financial Officer by the person at the Company responsible for such potential related party transaction. Any identified potential related party transactions are reviewed first by the Chief Accounting Officer or the Chief Financial Officer. The Chief Accounting Officer or the Chief Financial Officer must then determine, based on the facts and circumstances, whether such potential related party transactions do, in fact, constitute related party transactions requiring compliance with the policy. Should it be determined that a transaction or relationship is a related party transaction, the Chief Accounting Officer or the Chief Financial Officer will present to the Audit Committee each such related party transaction. The Audit Committee will review the material facts of all related party transactions and either approve or disapprove of the entry into the related party transaction. Where advance Audit Committee review of a related party transaction is not feasible, then the transaction may be preliminarily entered into by management upon prior approval of the transaction by the Chairperson of the Audit Committee, subject to ratification of the transaction by the Audit Committee at the Audit Committee’s next regularly scheduled meeting; provided, that if ratification does not occur, management must take all reasonable efforts to terminate, unwind, cancel or annul the transaction. In connection with its review of a related party transaction, the Audit Committee will take into account, among other factors it deems appropriate, whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances and the extent of the related party’s interest in the transaction. If a related party transaction will be ongoing, the Audit Committee may establish guidelines for the Company’s management to follow in its ongoing dealings with the related party. Thereafter, the Audit Committee will periodically review and assess ongoing relationships with the related party. Any material amendment, renewal or extension of a transaction, arrangement or relationship previously reviewed under the policy will also be subject to subsequent review under the policy.

Other Matters

Delinquent 16(a) Reports

Section 16(a) of the Exchange Act requires the officers, directors and persons who own more than 10% of the Company’s common shares to file reports of ownership and changes in ownership with the SEC. Based solely on a review of copies of Forms 3, 4 or 5 filed by the Company on behalf of its directors and officers, the Company believes that during and with respect to the year ended December 31, 2020, its officers, directors and greater than 10% shareholders complied with all applicable Section 16(a) filing requirements.

Directors’ and Officers’ Liability Insurance

At December 31, 2020, the Company maintained an entity and directors and officers liability insurance policy in the aggregate principal amount of $50 million plus $20 million of additional A-side coverages for non-indemnifiable claims for current officers and directors. The policy is subject to a $2,000,000 deductible for each indemnifiable securities related loss, a $1,000,000 deductible for all other indemnifiable related losses and a $2,000,000 deductible for each merger objection related loss. For claims that are not indemnifiable, there is no deductible. The Company is obligated to pay all deductibles. The policy expires in July 2021. The annual premium for this policy was approximately $652,000. This policy does not cover any actions or claims that occurred prior to July 23, 2010.

Indebtedness of Directors and Officers

Since the beginning of the year ended December 31, 2020, there has been no indebtedness to the Company by any director or officer or the family members or associates of any such person, other than amounts owing for purchases, subject to usual trade terms, and for other transactions in the ordinary course of business.

Shareholder Proposals for the 2022 Annual Meeting

Shareholder proposals intended for inclusion in next year’s management proxy circular pursuant to SEC Rule 14a-8 for the 2022 annual meeting of shareholders must be received at the Company’s principal executive offices on or before December 17, 2021. Unless otherwise required by law, shareholder proposals received after this date will not be included in next year’s management proxy circular. Shareholder proposals not intended for inclusion in next year’s management proxy circular or notice of meeting, but which instead are sought to be presented directly at next year’s annual meeting, will be considered untimely if received later than March 2, 2022. Proxies will confer discretionary authority with respect to such untimely proposals. In order to curtail controversy as to the date upon which such written notice is received by the Company, it is suggested that such notice be submitted by Certified Mail, Return Receipt Requested.

In the event that the date of the 2022 annual meeting of shareholders is changed by more than 30 days from the date of the 2021 Annual Meeting, the Company will inform shareholders of such change and will indicate the new dates by which shareholder proposals must be received.

Householding

The Company’s 2020 Annual Report, including audited financial statements for the fiscal year ended December 31, 2020, is being mailed to you along with this management proxy circular. In order to reduce printing and postage costs, Broadridge Investor Communication Services has undertaken an effort to deliver only one annual report and one management proxy circular to multiple shareholders sharing an address. This delivery method, called “householding,” is not being used, however, if Broadridge has received contrary instructions from one or more of the shareholders sharing an address. If your household has received only one annual report and one management proxy circular, the Company will promptly deliver a separate copy of the annual report and the management proxy circular to any shareholder who sends a written request to Novanta Inc., 125 Middlesex Turnpike, Bedford, Massachusetts 01730, USA, Attention: Investor Relations or who calls our Investor Relations staff at 781-266-5137.

You can also notify Broadridge that you would like to receive separate copies of the Company’s annual report and management proxy circular in the future by writing or calling your bank or broker. Even if your household has received only one annual report and one management proxy circular, a separate proxy form or voting instruction form, as applicable, should have been provided for each shareholder account. Each proxy form or voting instruction form, as applicable, should be signed, dated, and returned in the enclosed self-addressed envelope. If your household has received multiple copies of the Company’s annual report and management proxy circular, you can request the delivery of single copies in the future by completing the enclosed consent, if applicable, or writing or calling Broadridge directly.

Information Concerning the Company

You may request, without charge, copies of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, including the financial statements and excluding exhibits, by writing to Investor Relations, Novanta Inc., 125 Middlesex Turnpike, Bedford, Massachusetts 01730, USA, or by calling 781-266-5137. A reasonable fee will be charged for copies of exhibits. You may also access the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020 at the Company’s website at https://www.novanta.com. You may also obtain such documents and additional information about the Company on SEDAR at www.sedar.com or on EDGAR at www.sec.gov. This information is not incorporated by reference into this management proxy circular.

Other Business

The Board of Directors knows of no business to be brought before the 2021 annual meeting other than as described in this management proxy circular. If other matters properly come before the shareholders at the meeting, it is the intention of the persons named on the proxy form to vote the shares represented thereby on such matters in accordance with their judgment.

Directors’ Approval

The contents and the sending of this management proxy circular have been approved by the Company’s Board of Directors.

By Order of the Board of Directors

/s/ Matthijs Glastra

Matthijs Glastra

Chief Executive Officer

Bedford, Massachusetts

April 6, 2021

Schedule A

NOVANTA INC.
2010 INCENTIVE AWARD PLAN

(AMENDED AND RESTATED EFFECTIVE February 24, 2021)

ARTICLE 1.

PURPOSE

Novanta Inc. (formerly known as GSI Group Inc.), a company organized under the laws of the Province of New Brunswick, Canada (and any successor thereof) (the “Company”), originally adopted the Novanta Inc. 2010 Incentive Award Plan (as amended and restated herein and from time to time, the “Plan”) effective as of October 13, 2010.  The Plan was amended and restated in its entirety, effective April 9, 2014, subsequently amended and restated in its entirety, effective July 27, 2016, and is hereby further amended and restated in its entirety, effective as of the Restatement Effective Date (as defined below). The purpose of the Plan is to promote the success and enhance the value of the Company by linking the individual interests of the members of the Board, Employees, and Consultants to those of Company stockholders and by providing such individuals with an incentive for outstanding performance to generate superior returns to Company stockholders.  The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of members of the Board, Employees, and Consultants upon whose judgment, interest, and special effort the successful conduct of the Company’s operation is largely dependent.

ARTICLE 2.

DEFINITIONS AND CONSTRUCTION

Wherever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise.  The singular pronoun shall include the plural where the context so indicates.

2.1“Administrator” shall mean the entity that conducts the general administration of the Plan as provided in Article 12.  With reference to the duties of the Committee under the Plan which have been delegated to one or more persons pursuant to Section 13.6, or as to which the Board has assumed, the term “Administrator” shall refer to such person(s) unless the Committee or the Board has revoked such delegation or the Board has terminated the assumption of such duties.

2.2 “Affiliate” shall mean (a) any Subsidiary; (b) any Parent and (c) any domestic eligible entity that is disregarded, under Treasury Regulation Section 301.7701-3, as an entity separate from either (i) the Company, (ii) any Subsidiary or (iii) any Parent.

2.3“Applicable Accounting Standards” shall mean Generally Accepted Accounting Principles in the United States, International Financial Reporting Standards or such other accounting principles or standards as may apply to the Company’s financial statements under United States federal securities laws from time to time.

2.4“Applicable Law” shall mean any applicable law, including without limitation:  (a) provisions of the Code, the Securities Act, the Exchange Act and any rules or regulations thereunder; (b) corporate, securities, tax or other laws, statutes, rules, requirements or regulations, whether federal, state, local or foreign; and (c) rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded.

2.5“Automatic Exercise Date” shall mean, with respect to an Option or a Stock Appreciation Right, the last business day of the applicable Option Term or Stock Appreciation Right Term that was initially established by the Administrator for such Option or Stock Appreciation Right (e.g., the last business day prior to the tenth anniversary of the date of grant of such Option or Stock Appreciation Right if the Option or Stock Appreciation Right initially had a ten year Option Term or Stock Appreciation Right Term, as applicable).

2.6“Award” shall mean an Option, a Restricted Stock award, a Restricted Stock Unit award, a Performance Award, a Dividend Equivalents award, a Deferred Stock award, a Deferred Stock Unit award, a Stock Payment award or a Stock Appreciation Right, which may be awarded or granted under the Plan (collectively, “Awards”).

2.7“Award Agreement” shall mean any written notice, agreement, terms and conditions, contract or other instrument or document evidencing an Award, including through electronic medium, which shall contain such terms and conditions with respect to an Award as the Administrator shall determine consistent with the Plan.

2.8“Award Limit” shall mean with respect to Awards that shall be payable in Shares or in cash, as the case may be, the respective limit set forth in Section 3.3.

2.9“Board” shall mean the Board of Directors of the Company.

2.10“Change in Control” shall mean and includes any of the following:

(a)A transaction or series of transactions (other than an offering of Common Stock to the general public through a registration statement filed with the Securities and Exchange Commission) whereby any “person” or related “group” of “persons” (as such terms are used in Sections 13(d) and 14(d)(2) of the Exchange Act) (other than the Company, any of its subsidiaries, an employee benefit plan maintained by the Company or any of its subsidiaries or a “person” that, prior to such transaction, directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company possessing more than 50% of the total combined voting power of the Company’s securities outstanding immediately after such acquisition; or

(b)During any 12 month period, individuals who, at the beginning of such period, constitute the Board together with any new Director(s) (other than a Director designated by a person who shall have entered into an agreement with the Company to effect a transaction described in Section 2.10(a) or Section 2.10(c)) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least a majority of the Directors then still in office who either were Directors at the beginning of the 12 month period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or

(c)The consummation by the Company (whether directly involving the Company or indirectly involving the Company through one or more intermediaries) of (x) a merger, consolidation, reorganization, or business combination or (y) a sale or other disposition of all or substantially all of the Company’s assets in any single transaction or series of related transactions or (z) the acquisition of assets or stock of another entity, in each case other than a transaction:

(i)Which results in the Company’s voting securities outstanding immediately before the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the Company or the person that, as a result of the transaction, controls, directly or indirectly, the Company or owns, directly or indirectly, all or substantially all of the Company’s assets or otherwise succeeds to the business of the Company (the Company or such person, the “Successor Entity”)) directly or indirectly, at least a majority of the combined voting power of the Successor Entity’s outstanding voting securities immediately after the transaction, and

(ii)After which no person or group beneficially owns voting securities representing 50% or more of the combined voting power of the Successor Entity; provided, however, that no person or group shall be treated for purposes of this Section 2.10(c)(ii) as beneficially owning 50% or more of combined voting power of the Successor Entity solely as a result of the voting power held in the Company prior to the consummation of the transaction; or

(d)The Company’s stockholders approve a liquidation or dissolution of the Company.

The Committee shall have full and final authority, which shall be exercised in its discretion, to determine conclusively whether a Change in Control of the Company has occurred pursuant to the above definition, and the date of the occurrence of such Change in Control and any incidental matters relating thereto.

Notwithstanding the foregoing, to the extent necessary not to incur tax or interest pursuant to Section 409A of the Code, no Change in Control shall be deemed to occur unless the applicable transaction or series of transactions constitutes a “change in control event” with respect to the Company under Treasury Department Regulation 1.409A-3(i)(5), as revised from time to time.

2.11“Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, together with the regulations and official guidance promulgated thereunder.

2.12“Committee” shall mean the Compensation Committee of the Board, or another committee or subcommittee of the Board, appointed as provided in Section 12.1.

2.13“Common Stock” shall mean the common shares of the Company, and such other securities as may be substituted for Common Stock pursuant to Article 13.

2.14“Company” shall have the meaning set forth in Article 1.

2.15“Consultant” shall mean any consultant or adviser engaged to provide services to the Company or any Affiliate that qualifies as a consultant under the applicable rules of the Securities and Exchange Commission for registration of shares on a Form S-8 Registration Statement.

2.16“Deferred Stock” shall mean a right to receive Shares awarded under Section 9.4.

2.17“Deferred Stock Unit” shall mean a right to receive Shares awarded under Section 9.5.

2.18“Director” shall mean a member of the Board, as constituted from time to time.

2.19“Director Limit” shall have the meaning set forth in Section 4.6.

2.20“Dividend Equivalent” shall mean a right to receive the equivalent value (in cash or Shares) of dividends paid on Shares, awarded under Section 9.2.

2.21“DRO” shall mean a domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended from time to time, or the rules thereunder.

2.22“Eligible Individual” shall mean any person who is an Employee, a Consultant or a Non-Employee Director, as determined by the Committee.

2.23“Employee” shall mean any officer or other employee (as determined in accordance with Section 3401(c) of the Code and the Treasury Regulations thereunder) of the Company or of any Affiliate.

2.24“Equity Restructuring” shall mean a nonreciprocal transaction between the Company and its stockholders, such as a stock dividend, stock split, spin-off, rights offering or recapitalization through a large, nonrecurring cash dividend, that affects the number or kind of Shares (or other securities of the Company) or the share price of Common Stock (or other securities) and causes a change in the per share value of the Common Stock underlying outstanding Awards.

2.25“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.

2.26“Expiration Date” shall have the meaning given to such term in Section 13.1.

2.27“Fair Market Value” shall mean, as of any given date, the value of a Share determined as follows:

(a)If the Common Stock is listed on any (i) established securities exchange (such as the New York Stock Exchange, the NASDAQ Global Market and the NASDAQ Global Select Market), (ii) national market system or (iii) automated quotation system on which the Shares are listed, quoted or traded, its Fair Market Value shall be the closing sales price for a Share as quoted on such exchange or system for such date or, if there is no closing sales price for Share on the date in question, the closing sales price for a Share on the last preceding date for which such quotation exists, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(b)If the Common Stock is not listed on an established securities exchange, national market system or automated quotation system, but the Common Stock is regularly quoted by a recognized securities dealer, its Fair Market Value shall be the mean of the high bid and low asked prices for such date or, if there are no high bid and low asked prices for a Share on such date, the high bid and low asked prices for a Share on the last preceding date for which such information exists, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(c)If the Common Stock is neither listed on an established securities exchange, national market system or automated quotation system nor regularly quoted by a recognized securities dealer, its Fair Market Value shall be established by the Administrator in good faith.

2.28“Greater Than 10% Stockholder” shall mean an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary corporation (as defined in Section 424(f) of the Code) or parent corporation thereof (as defined in Section 424(e) of the Code).

2.29“Holder” shall mean a person who has been granted an Award.

2.30“Incentive Stock Option” shall mean an Option that is intended to qualify as an incentive stock option and conforms to the applicable provisions of Section 422 of the Code.

2.31“Non-Employee Director” shall mean a Director of the Company who is not an Employee.

2.32“Non-Employee Director Equity Compensation Policy” shall have the meaning set forth in Section 4.6.

2.33“Non-Qualified Stock Option” shall mean an Option that is not an Incentive Stock Option.

2.34“Option” shall mean a right to purchase Shares at a specified exercise price, granted under Article 5.  An Option shall be either a Non-Qualified Stock Option or an Incentive Stock Option; provided, however, that Options granted to Non-Employee Directors and Consultants shall only be Non-Qualified Stock Options.

2.35“Option Term” shall have the meaning set forth in Section 5.4.

2.36“Parent” shall mean any entity (other than the Company), whether domestic or foreign, in an unbroken chain of entities ending with the Company if each of the entities other than the Company beneficially owns, at the time of the determination, securities or interests representing more than fifty percent (50%) of the total combined voting power of all classes of securities or interests in one of the other entities in such chain.

2.37“Performance Award” shall mean a cash bonus award, stock bonus award, performance award or incentive award that is paid in cash, Shares or a combination of both, awarded under Section 9.1.

2.38“Performance Criteria” shall mean the criteria (and adjustments) that the Committee selects for an Award for purposes of establishing the Performance Goal or Performance Goals for a Performance Period, determined as follows:

(a)The Performance Criteria that shall be used to establish Performance Goals may include, but are not limited to the following:  (i) net earnings or losses (either before or after one or more of the following: (A) interest, (B) taxes, (C) depreciation, and (D) amortization); (ii) gross or net sales or revenue; (iii) revenue growth or product revenue growth; (iv) net income (either before or after taxes); (v) adjusted net income; (vi) operating income (either before or after taxes); (vii) operating earnings or profit; (viii) pre- or after-tax income or loss (before or after allocation of corporate overhead and bonus); (ix) cash flow (including, but not limited to, operating cash flow and free cash flow); (x) return on assets or net assets; (xi) return on capital; (xii) return on stockholders’ equity; (xiii) total stockholder return; (xiv) return on sales; (xv) gross or net profit or operating margin; (xvi) costs or reduction in costs; (xvii) funds from operations; (xviii) expenses; (xix) working capital; (xx) earnings or loss per share; (xxi) adjusted earnings per share; (xxii) price per share of the Common Stock; (xxiii) appreciation in and/or maintenance of the price of the Common Stock or any other publicly-traded securities; (xiv) economic value-added models or equivalent metrics; (xxv) comparisons with various stock market indices; (xxvi) regulatory achievements and compliance; (xxvii) implementation or completion of critical projects; (xxviii) market share; (xxix) customer satisfaction; (xxx) customer growth; (xxxi) employee satisfaction; (xxxii) recruiting and maintaining personnel; (xxxiii) strategic partnerships or transactions (including in-licensing and out-licensing of intellectual property; and establishing relationships with commercial entities with respect to the marketing, distribution and sale of the Company’s products (including with group purchasing organizations, distributors and other vendors)); (xxxiv) supply chain achievements (including establishing relationships with manufacturers or suppliers of component materials and manufacturers of the Company’s products); (xxxv) co-development, co-marketing, profit sharing, joint venture or other similar arrangements; (xxxvi) financial ratios, including those measuring liquidity, activity, profitability or leverage; (xxxvii) cost of capital or assets under management; (xxxviii) financing and other capital raising transactions (including sales of the Company’s equity or debt securities; factoring transactions; sales or licenses of the Company’s assets, including its intellectual property, whether in a particular jurisdiction or territory or globally; or through partnering transactions); (xxxix) implementation, completion or attainment of measurable objectives with respect to research, development, manufacturing, commercialization, products or projects, production volume levels, acquisitions and divestitures; and (xl) economic value, any of which may be (A) measured either in absolute terms or as compared to any incremental increase or decrease or as compared to results of a peer group or to market performance indicators or indices and (B) calculated in accordance with Applicable Accounting Standards or other principles, standards or methodology as determined by the Administrator.

(b)The Administrator may, in its sole discretion, provide that one or more objectively determinable adjustments shall be made to one or more of the Performance Goals.  Such adjustments may include one or more of the following:  (i) items related to a change in accounting principle; (ii) items relating to financing activities; (iii) expenses for restructuring or productivity initiatives; (iv) other non-operating items; (v) items related to acquisitions; (vi) items attributable to the business operations of any entity acquired by the Company during the Performance Period; (vii) items related to the disposal of a business or segment of a business; (viii) items related to discontinued operations that do not qualify as a segment of a business under Applicable Accounting Standards; (ix) items attributable to any stock dividend, stock split, combination or exchange of stock occurring during the Performance Period; (x) any other items of significant income or expense which are determined to be appropriate adjustments; (xi) items relating to unusual or extraordinary corporate transactions, events or developments, (xii)  items related to amortization of acquired intangible assets; (xiii) items that are outside the scope of the Company’s core, on-going business activities; (xiv) items related to acquired in-process research and development; (xv) items relating to changes in tax laws; (xvi) items relating to major licensing or partnership arrangements; (xvii) items relating to asset impairment charges; (xviii) items relating to gains or losses for litigation, arbitration and contractual settlements; or (xix) items relating to any other unusual or nonrecurring events or changes in Applicable Law or business conditions.

2.39“Performance Goals” shall mean, for a Performance Period, one or more goals established in writing by the Administrator for the Performance Period.  Performance Goals may be expressed in terms of overall Company performance or the performance of an Affiliate, division, business unit, or an individual.  The achievement of each Performance Goal shall be determined, to the extent applicable, with reference to

Applicable Accounting Standards or other principles, standards or methodology as determined by the Administrator.

2.40“Performance Period” shall mean one or more periods of time, which may be of varying and overlapping durations, as the Administrator may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Holder’s right to, and the payment of, an Award.

2.41“Performance Stock Unit” shall mean a Performance Award awarded under Section 9.1 which is denominated in units of value including dollar value of Shares.

2.42“Permitted Transferee” shall mean, with respect to a Holder, any “family member” of the Holder, as defined in the instructions to Form S-8 under the Securities Act.

2.43“Plan” shall have the meaning set forth in Article 1.

2.44“Program” shall mean any program adopted by the Administrator pursuant to the Plan containing the terms and conditions intended to govern a specified type of Award granted under the Plan and pursuant to which such type of Award may be granted under the Plan.

2.45“Restatement Effective Date” shall mean the date this amended and restated Plan is approved by the Company’s stockholders.

2.46“Restricted Stock” shall mean Common Stock awarded under Article 7 that is subject to certain restrictions and may be subject to risk of forfeiture or repurchase.

2.47“Restricted Stock Units” shall mean the right to receive Shares awarded under Article 8.

2.48“Securities Act” shall mean the Securities Act of 1933, as amended.

2.49“Share Limit” shall have the meaning set forth in Section 3.1(a).

2.50“Shares” shall mean shares of Common Stock.

2.51“Stock Appreciation Right” shall mean a stock appreciation right granted under Article 10.

2.52“Stock Appreciation Right Term” shall have the meaning set forth in Section 10.4.

2.53“Stock Payment” shall mean (a) a payment in the form of Shares, or (b) an option or other right to purchase Shares, as part of a bonus, deferred compensation or other arrangement, awarded under Section 9.3.

2.54“Subsidiary” shall mean any entity (other than the Company), whether domestic or foreign, in an unbroken chain of entities beginning with the Company if each of the entities other than the last entity in the unbroken chain beneficially owns, at the time of the determination, securities or interests representing more than fifty percent (50%) of the total combined voting power of all classes of securities or interests in one of the other entities in such chain.

2.55“Substitute Award” shall mean an Award granted under the Plan upon the assumption of, or in substitution for, outstanding equity awards previously granted by a company or other entity in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or stock; provided, however, that in no event shall the term “Substitute Award” be construed to refer to an award made in connection with the cancellation and repricing of an Option or Stock Appreciation Right.

2.56“Termination of Service” shall mean:

(a)As to a Consultant, the time when the engagement of a Holder as a Consultant to the Company or an Affiliate is terminated for any reason, with or without cause, including, without limitation, by resignation, discharge, death or retirement, but excluding terminations where the Consultant simultaneously commences or remains in employment or service with the Company or any Affiliate.

(b)As to a Non-Employee Director, the time when a Holder who is a Non-Employee Director ceases to be a Director for any reason, including, without limitation, a termination by resignation, failure to be elected, death or retirement, but excluding terminations where the Holder simultaneously commences or remains in employment or service with the Company or any Affiliate.

(c)As to an Employee, the time when the employee-employer relationship between a Holder and the Company or any Affiliate is terminated for any reason, including, without limitation, a termination by resignation, discharge, death, disability or retirement; but excluding terminations where the Holder simultaneously commences or remains in employment or service with the Company or any Affiliate.

The Administrator, in its sole discretion, shall determine the effect of all matters and questions relating to any Termination of Service, including, without limitation, the question of whether a Termination of Service resulted from a discharge for cause and all questions of whether particular leaves of absence constitute a Termination of Service; provided, however, that, with respect to Incentive Stock Options, unless the Administrator otherwise provides in the terms of the Program, the Award Agreement or otherwise, or as otherwise required by Applicable Law, a leave of absence, change in status from an employee to an independent contractor or other change in the employee-employer relationship shall constitute a Termination of Service only if, and to the extent that, such leave of absence, change in status or other change interrupts employment for the purposes of Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said Section.   For purposes of the Plan, a Holder’s employee-employer relationship or consultancy relations shall be deemed to be terminated in the event that the Affiliate employing or contracting with such Holder ceases to remain an Affiliate following any merger, sale of stock or other corporate transaction or event (including, without limitation, a spin-off).

ARTICLE 3.

SHARES SUBJECT TO THE PLAN

3.1Number of Shares.

(a)Subject to Section 3.1(b) and Section 13.2, the aggregate number of Shares which may be issued or transferred pursuant to Awards under the Plan is 6,148,613, all of which may be issued pursuant to Incentive Stock Options.  Notwithstanding the foregoing, to the extent permitted under Applicable Law, Awards that provide for the delivery of Shares subsequent to the applicable grant date may be granted in excess of the Share Limit if such Awards provide for the forfeiture or cash settlement of such Awards to the extent that insufficient Shares remain under the Share Limit at the time that Shares would otherwise be issued in respect of such Award.

(b)If any Shares subject to an Award are forfeited or expire or such Award is settled in cash (in whole or in part), the Shares subject to such Award shall, to the extent of such forfeiture, expiration or cash settlement, again be available for future grants of Awards under the Plan. Notwithstanding anything to the contrary contained herein, the following Shares shall not be added to the Shares authorized for grant under Section 3.1(a) and shall not be available for future grants of Awards: (i) Shares tendered by a Holder or withheld by the Company in payment of the exercise price of an Option; (ii) Shares tendered by a Holder or withheld by the Company to satisfy any tax withholding obligation with respect to any Award (other than an Option or Stock Appreciation Right), to the extent they exceed the number of Shares which have a Fair Market Value on the date of withholding equal to the aggregate amount of such liabilities based on minimum statutory withholding rates, and Shares tendered by a Holder or withheld by the Company to satisfy any tax withholding obligation with respect to an Option or Stock Appreciation Right; (iii) Shares subject to a Stock Appreciation Right that are not issued in connection with the stock settlement of the Stock Appreciation Right on exercise thereof; and (iv) Shares purchased on the open market with the cash proceeds from the exercise of Options. Any Shares repurchased by the Company under Section 7.4 at the same price paid by the Holder so that such Shares are returned to the Company shall again be available for Awards. The payment of Dividend Equivalents in cash in conjunction with any outstanding Awards shall not be counted against the Shares available for issuance under the Plan. Notwithstanding the provisions of this Section 3.1(b), no Shares may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an incentive stock option under Section 422 of the Code.

(c)To the extent permitted by Applicable Law, and except as may be required by reason of Section 422 of the Code, Substitute Awards shall not reduce the Shares authorized for grant under the Plan.  Additionally, in the event that a company acquired by the Company or any Affiliate or with which the Company or any Affiliate combines has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for grant under the Plan; provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not employed by or providing services to the Company or its Affiliates immediately prior to such acquisition or combination.

3.2Stock Distributed.  Any Shares distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Common Stock, treasury common stock or Common Stock purchased on the open market.

ARTICLE 4.

GRANTING OF AWARDs

4.1Participation.  The Administrator may, from time to time, select from among all Eligible Individuals, those to whom an Award shall be granted and shall determine the nature and amount of each Award, which shall not be inconsistent with the requirements of the Plan. Except as provided in Section 4.6 regarding the grant of Awards pursuant to the Non-Employee Director Equity Compensation Policy, no Eligible Individual shall have any right to be granted an Award pursuant to the Plan.

4.2Award Agreement.  Each Award shall be evidenced by an Award Agreement that sets forth the terms, conditions and limitations for such Award, which may include the term of the Award, the provisions applicable in the event of the Holder’s Termination of Service, and the Company’s authority to unilaterally or bilaterally amend, modify, suspend, cancel or rescind an Award.  Award Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code.

4.3Limitations Applicable to Section 16 Persons.  Notwithstanding any other provision of the Plan, the Plan, and any Award granted or awarded to any individual who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including Rule 16b‑3 of the Exchange Act and any amendments thereto) that are requirements for the application of such exemptive rule.  To the extent permitted by Applicable Law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

4.4At-Will Employment; Voluntary Participation.  Nothing in the Plan or in any Program or Award Agreement hereunder shall confer upon any Holder any right to continue in the employ of, or as a Director or Consultant for, the Company or any Affiliate, or shall interfere with or restrict in any way the rights of the Company and any Affiliate, which rights are hereby expressly reserved, to discharge any Holder at any time for any reason whatsoever, with or without cause, and with or without notice, or to terminate or change all other terms and conditions of employment or engagement, except to the extent expressly provided otherwise in a written agreement between the Holder and the Company or any Affiliate.  Participation by each Holder in the Plan shall be voluntary and nothing in the Plan shall be construed as mandating that any Eligible Individual shall participate in the Plan.

4.5Foreign Holders.  Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in countries other than the United States in which the Company and its Affiliates operate or have Employees, Non-Employee Directors or Consultants, or in order to comply with the requirements of any foreign securities exchange, the Administrator, in its sole discretion, shall have the power and authority to: (a) determine which Affiliates shall be covered by the Plan; (b) determine which Eligible Individuals outside the United States are eligible to participate in the Plan; (c) modify the terms and conditions of any Award granted to Eligible Individuals outside the United States to comply with applicable foreign laws or listing requirements of any such foreign securities exchange; (d) establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable (any such subplans and/or modifications shall be attached to the Plan as appendices); provided, however, that no such subplans and/or modifications shall increase the Share Limit or the Award Limit; and (e) take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local governmental regulatory exemptions or approvals or listing requirements of any such foreign securities exchange.  Notwithstanding the foregoing, the Administrator may not take any actions hereunder, and no Awards shall be granted, that would violate Applicable Law.  For purposes of the Plan, all references to foreign laws, rules, regulations or taxes shall be references to the laws, rules, regulations and taxes of any applicable jurisdiction other than the United States or a political subdivision thereof.

4.6Non-Employee Director Awards.  The Administrator may, in its sole discretion, provide that Awards granted to Non-Employee Directors shall be granted pursuant to a written non-discretionary formula established by the Administrator (the “Non-Employee Director Equity Compensation Policy”), subject to the limitations of the Plan.  The Non-Employee Director Equity Compensation Policy shall set forth the type of Award(s) to be granted to Non-Employee Directors, the number of Shares to be subject to Non-Employee Director Awards, the conditions on which such Awards shall be granted, become exercisable and/or payable and expire, and such other terms and conditions as the Administrator shall determine in its sole discretion.  The Non-Employee Director Equity Compensation Policy may be modified by the Administrator from time to time in its sole discretion.  Notwithstanding any provision to the contrary in the Plan or in the Non-Employee Director Equity Compensation Policy, the maximum aggregate grant date fair value (determined under Applicable Accounting Standards) of Awards granted to a Non-Employee Director during any calendar year shall be $500,000 (the “Director Limit”).

4.7Stand-Alone and Tandem Awards.  Awards granted pursuant to the Plan may, in the sole discretion of the Administrator, be granted either alone, in addition to, or in tandem with, any other Award granted pursuant to the Plan.  Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.

ARTICLE 5.

granting OF OPTIONS

5.1Granting of Options to Eligible Individuals.  The Administrator is authorized to grant Options to Eligible Individuals from time to time, in its sole discretion, on such terms and conditions as it may determine, which shall not be inconsistent with the Plan.

5.2Qualification of Incentive Stock Options.  No Incentive Stock Option shall be granted to any person who is not an Employee of the Company or any “subsidiary corporation” (as defined in Section 424(f) of the Code) of the Company.  No person who qualifies as a Greater Than 10% Stockholder may be granted an Incentive Stock Option unless such Incentive Stock Option conforms to the applicable provisions of Section 422 of the Code.  Any Incentive Stock Option granted under the Plan may be modified by the Administrator, with the consent of the Holder, to disqualify such Option from treatment as an “incentive stock option” under Section 422 of the Code. To the extent that the aggregate Fair Market Value of stock with respect to which “incentive stock options” (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by a Holder during any calendar year under the Plan, and all other plans of the Company and any subsidiary or parent corporation thereof (each as defined in Section 424(f) and 424(e) of the Code, respectively), exceeds $100,000, the Options shall be treated as Non-Qualified Stock Options to the extent required by Section 422 of the Code.  The rule set forth in the immediately preceding sentence shall be applied by taking Options and other “incentive stock options” into account in the order in which they were granted and the Fair Market Value of stock shall be determined as of the time the respective options were granted.

5.3Option Exercise Price.  The exercise price per Share subject to each Option shall be set by the Administrator, but shall not be less than 100% of the Fair Market Value of a Share on the date the Option is granted (or, as to Incentive Stock Options, on the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code).  In addition, in the case of Incentive Stock Options granted to a Greater Than 10% Stockholder, such price shall not be less than 110% of the Fair Market Value of a Share on the date the Option is granted (or the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code).

5.4Option Term.  The term of each Option (the “Option Term”) shall be set by the Administrator in its sole discretion; provided, however, that the Option Term shall not be more than ten (10) years from the date the Option is granted, or five (5) years from the date an Incentive Stock Option is granted to a Greater Than 10% Stockholder.  The Administrator shall determine the time period, including the time period following a Termination of Service, during which the Holder has the right to exercise the vested Options, which time period may not extend beyond the last day of the Option Term. Except as limited by the requirements of Section 409A or Section 422 of the Code and regulations and rulings thereunder or the first sentence of this Section 5.4, the Administrator may extend the Option Term of any outstanding Option, and may extend the time period during which vested Options may be exercised, in connection with any Termination of Service of the Holder, and may amend, subject to Section 13.1, any other term or condition of such Option relating to such a Termination of Service.

5.5Option Vesting.

(a)The period during which the right to exercise, in whole or in part, an Option vests in the Holder shall be set by the Administrator and the Administrator may determine that an Option may not be exercised in whole or in part for a specified period after it is granted.  Such vesting may be based on service with the Company or any Affiliate, any of the Performance Criteria, or any other criteria selected by the Administrator and, except as limited by the Plan, at any time after the grant of an Option, the Administrator may, in its sole discretion and subject to whatever terms and conditions it selects, accelerate the period during which an Option vests.

(b)No portion of an Option which is unexercisable at a Holder’s Termination of Service shall thereafter become exercisable, except as may be otherwise provided by the Administrator either in the applicable Program, the Award Agreement evidencing the grant of the Option, or by action of the Administrator following the grant of the Option.  Unless otherwise determined by the Administrator in the Award Agreement or by action of the Administrator following the grant of the Option, the portion of an Option that is unexercisable at a Holder’s Termination of Service shall automatically expire thirty (30) days following such Termination of Service.

5.6Substitute Awards.  Notwithstanding the foregoing provisions of this Article 5 to the contrary, in the case of an Option that is a Substitute Award, the price per share of the Shares subject to such Option may be less than the Fair Market Value per share on the date of grant, provided, that the exercise price of any Substitute Award shall be determined in accordance with the applicable requirements of Sections 424 and 409A of the Code.

ARTICLE 6.

EXERCISE OF OPTIONS

6.1Partial Exercise.  An exercisable Option may be exercised in whole or in part.  However, an Option shall not be exercisable with respect to fractional Shares and the Administrator may require that, by the terms of the Option, a partial exercise be with respect to a minimum number of Shares.

6.2Expiration of Option Term: Automatic Exercise of In-The-Money Options.  Unless otherwise provided by the Administrator (in an Award Agreement or otherwise) or as otherwise directed by an Option Holder in writing to the Company, each vested and exercisable Option outstanding on the Automatic Exercise Date with an exercise price per share that is less than the Fair Market Value per Share as of such date shall automatically and without further action by the Option Holder or the Company be exercised on the Automatic Exercise Date.  In the sole discretion of the Administrator, payment of the exercise price of any such Option shall be made pursuant to Section 12.1(b) or 12.1(c) and the Company or any Affiliate shall deduct or withhold an amount sufficient to satisfy all taxes associated with such exercise in accordance with Section 11.2.  Unless otherwise determined by the Administrator, this Section 6.2 shall not apply to an Option if the Holder of such Option incurs a Termination of Service on or before the Automatic Exercise Date. For the avoidance of doubt, no Option with an exercise price per Share that is equal to or greater than the Fair Market Value per Share on the Automatic Exercise Date shall be exercised pursuant to this Section 6.2.

6.3Manner of Exercise.  All or a portion of an exercisable Option shall be deemed exercised upon delivery of all of the following to the Secretary of the Company, the stock administrator of the Company or such other person or entity designated by the Administrator, or his, her or its office, as applicable:

(a)A written or electronic notice complying with the applicable rules established by the Administrator stating that the Option, or a portion thereof, is exercised.  The notice shall be signed by the Holder or other person then entitled to exercise the Option or such portion of the Option;

(b)Such representations and documents as the Administrator, in its sole discretion, deems necessary or advisable to effect compliance with Applicable Law.  The Administrator may, in its sole discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars;

(c)In the event that the Option shall be exercised pursuant to this Section 6.3 by any person or persons other than the Holder (due to a transfer pursuant to Section 11.3), appropriate proof of the right of such person or persons to exercise the Option, as determined in the sole discretion of the Administrator; and

(d)Full payment of the exercise price and applicable withholding taxes to the stock administrator of the Company for the Shares with respect to which the Option, or portion thereof, is exercised, in a manner permitted by Sections 11.1 and 11.2.

6.4Notification Regarding Disposition.  The Holder shall give the Company prompt written or electronic notice of any disposition of Shares acquired by exercise of an Incentive Stock Option which occurs within (a) two years from the date of granting (including the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code) such Option to such Holder, or (b) one year after the transfer of such Shares to such Holder.

ARTICLE 7.

AWARD OF RESTRICTED STOCK

7.1Award of Restricted Stock.

(a)The Administrator is authorized to grant Restricted Stock to Eligible Individuals, and shall determine the terms and conditions, including the restrictions applicable to each award of Restricted Stock, which terms and conditions shall not be inconsistent with the Plan, and may impose such conditions on the issuance of such Restricted Stock as it deems appropriate.

(b)The Administrator shall establish the purchase price, if any, and form of payment for Restricted Stock; provided, however, that if a purchase price is charged, such purchase price shall be no less than the par value, if any, of the Shares to be purchased, unless otherwise permitted by Applicable Law.  In all cases, legal consideration shall be required for each issuance of Restricted Stock.

7.2Rights as Stockholders.  Subject to Section 7.4, upon issuance of Restricted Stock, the Holder shall have, unless otherwise provided by the Administrator, all the rights of a stockholder with respect to said Shares, subject to the restrictions in the applicable Program or in each individual Award Agreement, including the right to receive all dividends and other distributions paid or made with respect to the Shares; provided, however, that, in the sole discretion of the Administrator, any extraordinary distributions with respect to the Shares shall be subject to the restrictions set forth in Section 7.3.  In addition, dividends which are paid prior to vesting shall only be paid out to the Holder to the extent that the time- or performance-based vesting conditions are subsequently satisfied and the share of Restricted Stock vests. In addition, dividends which are paid prior to vesting shall only be paid out to the Holder to the extent that the time- or performance-based vesting conditions are subsequently satisfied and the share of Restricted Stock vests.

7.3Restrictions.  All shares of Restricted Stock (including any shares received by Holders thereof with respect to shares of Restricted Stock as a result of stock dividends, stock splits or any other form of recapitalization) shall, in the terms of the applicable Program or in each individual Award Agreement, be subject to such restrictions and vesting requirements as the Administrator shall provide.  Such restrictions may include, without limitation, restrictions concerning voting rights and transferability, and such restrictions may lapse separately or in combination at such times and pursuant to such circumstances or based on such criteria as selected by the Administrator, including, without limitation, criteria based on the Holder’s duration of employment, directorship or consultancy with the Company, any Performance Criteria or Performance Goals, Company performance, individual performance or other criteria selected by the Administrator.  By action taken after the Restricted Stock is issued, the Administrator may, on such terms and conditions as it may determine to be appropriate, accelerate the vesting of such Restricted Stock by removing any or all of the restrictions imposed by the terms of the applicable Program or Award Agreement.  Restricted Stock may not be sold or encumbered until all restrictions are terminated or expire.

7.4Repurchase or Forfeiture of Restricted Stock.  Except as otherwise determined by the Administrator at the time of the grant of the Award or thereafter, if no price was paid by the Holder for the Restricted Stock, upon a Termination of Service during the applicable restriction period, the Holder’s rights in unvested Restricted Stock then subject to restrictions shall lapse, and such Restricted Stock shall be surrendered to the Company and cancelled without consideration. If a price was paid by the Holder for the Restricted Stock, upon a Termination of Service during the applicable restriction period, the Company shall have the right to repurchase from the Holder the unvested Restricted Stock then subject to restrictions at a cash price per share equal to the price paid by the Holder for such Restricted Stock or such other amount as may be specified in the applicable Program or Award Agreement.  Notwithstanding the foregoing, the Administrator, in its sole discretion, may provide that upon certain events, including a Change in Control, the Holder’s death, retirement or disability or any other specified Termination of Service or any other event, the Holder’s rights in unvested Restricted Stock shall not lapse, such Restricted Stock shall vest and, if applicable, the Company shall not have a right of repurchase.

7.5Certificates for Restricted Stock.  Restricted Stock granted pursuant to the Plan may be evidenced in such manner as the Administrator shall determine.  Certificates or book entries evidencing shares of Restricted Stock shall include an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock.  The Company may, in its sole discretion, (a) retain physical possession of any stock certificate evidencing shares of Restricted Stock until the restrictions thereon shall have lapsed and/or (b) require that the stock certificates evidencing shares of Restricted Stock be held in custody by a designated escrow agent (which may but need not be the Company) until the restrictions thereon shall have lapsed, and that the Holder deliver a stock power, endorsed in blank, relating to such Restricted Stock.

7.6Section 83(b) Election.  If a Holder makes an election under Section 83(b) of the Code to be taxed with respect to the Restricted Stock as of the date of transfer of the Restricted Stock rather than as of the date or dates upon which the Holder would otherwise be taxable under Section 83(a) of the Code, the Holder shall be required to deliver a copy of such election to the Company promptly after filing such election with the Internal Revenue Service along with proof of the timely filing thereof with the Internal Revenue Service.

ARTICLE 8.

AWARD OF RESTRICTED STOCK UNITS

8.1Grant of Restricted Stock Units.  The Administrator is authorized to grant Awards of Restricted Stock Units to any Eligible Individual selected by the Administrator in such amounts and subject to such terms and conditions as determined by the Administrator.

8.2Term.  Except as otherwise provided herein, the term of a Restricted Stock Unit award shall be set by the Administrator in its sole discretion.

8.3Purchase Price.  The Administrator shall specify the purchase price, if any, to be paid by the Holder to the Company with respect to any Restricted Stock Unit award.

8.4Vesting of Restricted Stock Units.  At the time of grant, the Administrator shall specify the date or dates on which the Restricted Stock Units shall become fully vested and nonforfeitable, and may specify such conditions to vesting as it deems appropriate, including, without limitation, vesting based upon the Holder’s duration of service to the Company or any Affiliate, one or more Performance Criteria or Performance Goals, Company performance, individual performance or other specific criteria, in each case on a specified date or dates or over any period or periods, as determined by the Administrator.

8.5Maturity and Payment.  At the time of grant, the Administrator shall specify the maturity date applicable to each grant of Restricted Stock Units, which shall be no earlier than the vesting date or dates of the Award and may be determined at the election of the Holder (if permitted by the applicable Award Agreement); provided that, except as otherwise determined by the Administrator, set forth in any applicable Award Agreement and in compliance with Section 409A of the Code, in no event shall the maturity date relating to each Restricted Stock Unit occur following the later of (a) the 15th day of the third month following the end of calendar year in which the applicable portion of the Restricted Stock Unit vests and (b) the 15th day of the third month following the end of the Company’s fiscal year in which the applicable portion of the Restricted Stock Unit vests.  On the maturity date, the Company shall, subject to Section 11.4(e), transfer to the Holder one unrestricted, fully transferable Share for each Restricted Stock Unit scheduled to be paid out on such date and not previously forfeited, or in the sole discretion of the Administrator, an amount in cash equal to the Fair Market Value of such Shares on the maturity date or a combination of cash and Common Stock as determined by the Administrator.

8.6Payment upon Termination of Service.  An Award of Restricted Stock Units shall be payable only while the Holder is an Employee, a Consultant or a member of the Board, as applicable; provided, however, that the Administrator, in its sole discretion, may provide (in an Award Agreement or otherwise) that a Restricted Stock Unit award may be paid subsequent to a Termination of Service in certain events, including a Change in Control, the Holder’s death, retirement or disability or any other specified Termination of Service.

8.7No Rights as a Stockholder.  Unless otherwise determined by the Administrator, a Holder of Restricted Stock Units shall possess no incidents of ownership with respect to the Shares represented by such Restricted Stock Units, unless and until such Shares are transferred to the Holder pursuant to the terms of this Plan and the applicable Award Agreement.

8.8Dividend Equivalents.  Subject to Section 9.2, the Administrator, in its sole discretion, may provide that Dividend Equivalents shall be earned by a Holder of Restricted Stock Units based on dividends declared on the Common Stock, to be credited as of dividend payment dates during the period between the date an Award of Restricted Stock Units is granted to a Holder and the maturity date of such Award.

ARTICLE 9.

award of PERFORMANCE AWARDS, DIVIDEND EQUIVALENTS, STOCK PAYMENTS, DEFERRED STOCK, DEFERRED STOCK UNITS

9.1Performance Awards.

(a)The Administrator is authorized to grant Performance Awards, including awards of Performance Stock Units, to any Eligible Individual.  The value of Performance Awards, including Performance Stock Units, may be linked to any one or more of the Performance Criteria or other specific criteria determined by the Administrator, in each case on a specified date or dates or over any period or periods and in such amounts as may be determined by the Administrator.  Performance Awards, including Performance Stock Unit awards, may be paid in cash, Shares, or a combination of cash and Shares, as determined by the Administrator.

(b)Without limiting Section 9.1(a), the Administrator may grant Performance Awards to any Eligible Individual in the form of a cash bonus payable upon the attainment of objective Performance Goals, or such other criteria, whether or not objective, which are established by the Administrator, in each case on a specified date or dates or over any period or periods determined by the Administrator.

9.2Dividend Equivalents.

(a)Dividend Equivalents may be granted by the Administrator based on dividends declared on the Common Stock, to be credited as of dividend payment dates with respect to dividends with record dates that occur during the period between the date an Award is granted to a Holder and the date such Award vests, is exercised, is distributed or expires, as determined by the Administrator.  Such Dividend Equivalents shall be converted to cash or additional Shares by such formula and at such time and subject to such restrictions and limitations as may be determined by the Administrator.  In addition, Dividend Equivalents with respect to an Award with performance-based vesting that are based on dividends paid prior to the vesting of such Award shall be paid out to the Holder only to the extent that the performance-based vesting conditions are subsequently satisfied and the Award vests.

(b)Notwithstanding the foregoing, no Dividend Equivalents shall be payable with respect to Options or Stock Appreciation Rights.

9.3Stock Payments.  The Administrator is authorized to make Stock Payments to any Eligible Individual.  The number or value of Shares of any Stock Payment shall be determined by the Administrator and may be based upon one or more Performance Criteria or any other specific criteria, including service to the Company or any Affiliate, determined by the Administrator.  Shares underlying a Stock Payment which is subject to a vesting schedule or other conditions or criteria set by the Administrator shall not be issued until those conditions have been satisfied.  Unless otherwise provided by the Administrator, a Holder of a Stock Payment shall have no rights as a Company stockholder with respect to such Stock Payment until such time as the Stock Payment has vested and the Shares underlying the Award have been issued to the Holder.  Stock Payments may, but are not required to, be made in lieu of base salary, bonus, fees or other cash compensation otherwise payable to such Eligible Individual.

9.4Deferred Stock.  The Administrator is authorized to grant Deferred Stock to any Eligible Individual.  The number of shares of Deferred Stock shall be determined by the Administrator and may (but is not required to) be based on one or more Performance Criteria or other specific criteria, including service to the Company or any Affiliate, as the Administrator determines, in each case on a specified date or dates or over any period or periods determined by the Administrator.  Shares underlying a Deferred Stock award which is subject to a vesting schedule or other conditions or criteria set by the Administrator shall be issued on the vesting date(s) or date(s) that those conditions and criteria have been satisfied, as applicable.  Unless otherwise provided by the Administrator, a Holder of Deferred Stock shall have no rights as a Company stockholder with respect to such Deferred Stock until such time as the Award has vested and any other applicable conditions and/or criteria have been satisfied and the Shares underlying the Award have been issued to the Holder.

9.5Deferred Stock Units.  The Administrator is authorized to grant Deferred Stock Units to any Eligible Individual.  The number of Deferred Stock Units shall be determined by the Administrator and may (but is not required to) be based on one or more Performance Criteria or other specific criteria, including service to the Company or any Affiliate, as the Administrator determines, in each case on a specified date or dates or over any period or periods determined by the Administrator.  Each Deferred Stock Unit shall entitle the Holder thereof to receive one Share on the date the Deferred Stock Unit becomes vested or upon a specified settlement date thereafter (which settlement date may (but is not required to) be the date of the Holder’s Termination of Service).  Shares underlying a Deferred Stock Unit award which is subject to a vesting schedule or other conditions or criteria set by the Administrator shall not be issued until on or following the date that those conditions and criteria have been satisfied.  Unless otherwise provided by the Administrator, a Holder of Deferred Stock Units shall have no rights as a Company stockholder with respect to such Deferred Stock Units until such time as the Award has vested and any other applicable conditions and/or criteria have been satisfied and the Shares underlying the Award have been issued to the Holder.

9.6Term.  The term of a Performance Award, Dividend Equivalent award, Deferred Stock award, Deferred Stock Unit award, and/or Stock Payment award shall be established by the Administrator in its sole discretion.

9.7Purchase Price.  The Administrator may establish the purchase price of a Performance Award, shares of Deferred Stock, Shares distributed as a Stock Payment award or Shares distributed pursuant to a Deferred Stock Unit award.

9.8Termination of Service.  A Performance Award, Dividend Equivalent award, Deferred Stock award, Deferred Stock Unit award and/or Stock Payment award is or distributable only while the Holder is an Employee, Director or Consultant, as applicable.  The Administrator, however, in its sole discretion may provide that the Performance Award, Dividend Equivalent award, Deferred Stock award, Deferred Stock Unit award, and/or Stock Payment award may be distributed subsequent to a Termination of Service in certain events, including a Change in Control, the Holder’s death, retirement or disability or any other specified Termination of Service.

ARTICLE 10.

award of STOCK APPRECIATION RIGHTS

10.1Grant of Stock Appreciation Rights.

(a)The Administrator is authorized to grant Stock Appreciation Rights to Eligible Individuals from time to time, in its sole discretion, on such terms and conditions as it may determine, which shall not be inconsistent with the Plan.

(b)A Stock Appreciation Right shall entitle the Holder (or other person entitled to exercise the Stock Appreciation Right pursuant to the Plan) to exercise all or a specified portion of the Stock Appreciation Right (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount determined by multiplying the difference obtained by subtracting the exercise price per share of the Stock Appreciation Right from the Fair Market Value on the date of exercise of the Stock Appreciation Right by the number of Shares with respect to which the Stock Appreciation Right shall have been exercised, subject to any limitations the Administrator may impose.  Except as described in (c) below, the exercise price per Share subject to each Stock Appreciation Right shall be set by the Administrator, but shall not be less than 100% of the Fair Market Value on the date the Stock Appreciation Right is granted.

(c)Notwithstanding the foregoing provisions of Section 10.1(b) to the contrary, in the case of a Stock Appreciation Right that is a Substitute Award, the price per share of the Shares subject to such Stock Appreciation Right may be less than 100% of the Fair Market Value per share on the date of grant; provided, that the exercise price of any Substitute Award shall be determined in accordance with the applicable requirements of Section 409A of the Code.

10.2Stock Appreciation Right Vesting.

(a)The period during which the right to exercise, in whole or in part, a Stock Appreciation Right vests in the Holder shall be set by the Administrator and the Administrator may determine that a Stock Appreciation Right may not be exercised in whole or in part for a specified period after it is granted.  Such vesting may be based on service with the Company or any Affiliate, any of the Performance Criteria or any other criteria selected by the Administrator.  Except as limited by the Plan, at any time after grant of a Stock Appreciation Right, the Administrator may, in its sole discretion and subject to whatever terms and conditions it selects, accelerate the period during which a Stock Appreciation Right vests.

(b)No portion of a Stock Appreciation Right which is unexercisable at a Holder’s Termination of Service shall thereafter become exercisable, except as may be otherwise provided by the Administrator in the applicable Program, the Award Agreement evidencing the grant of the Stock Appreciation Right or by action of the Administrator following the grant of the Stock Appreciation Right.

10.3Manner of Exercise.  All or a portion of an exercisable Stock Appreciation Right shall be deemed exercised upon delivery of all of the following to the Secretary of the Company, the stock administrator of the Company, or such other person or entity designated by the Administrator, or his, her or its office, as applicable:

(a)A written or electronic notice complying with the applicable rules established by the Administrator stating that the Stock Appreciation Right, or a portion thereof, is exercised.  The notice shall be signed by the Holder or other person then entitled to exercise the Stock Appreciation Right or such portion of the Stock Appreciation Right;

(b)Such representations and documents as the Administrator, in its sole discretion, deems necessary or advisable to effect compliance with Applicable Law.  The Administrator may, in its sole discretion, also take whatever additional actions it deems appropriate to effect such compliance, including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars;

(c)In the event that the Stock Appreciation Right shall be exercised pursuant to this Section 10.3 by any person or persons other than the Holder, appropriate proof of the right of such person or persons to exercise the Stock Appreciation Right, as determined in the sole discretion of the Administrator; and

(d)Full payment of applicable withholding taxes to the stock administrator of the company for the Shares with respect to which the Stock Appreciation Right, or portion thereof, is exercised, in a manner permitted by Sections 11.1 and 11.2.

10.4Stock Appreciation Right Term.  The term of each Stock Appreciation Right (the “Stock Appreciation Right Term”) shall be set by the Administrator in its sole discretion; provided, however, that the Stock Appreciation Right Term shall not be more than ten (10) years from the date the Stock Appreciation Right is granted.  The Administrator shall determine the time period, including the time period following a Termination of Service, during which the Holder has the right to exercise the vested Stock Appreciation Rights, which time period may not extend beyond the last day of the Stock Appreciation Right Term applicable to such Stock Appreciation Right.  Except as limited by the requirements of Section 409A of the Code and regulations and rulings thereunder or the first sentence of this Section 10.4, the Administrator may extend the Stock Appreciation Right Term of any outstanding Stock Appreciation Right, and may extend the time period during which vested Stock Appreciation Rights may be exercised, in connection with any Termination of Service of the Holder, and may amend, subject to Section 13.1, any other term or condition of such Stock Appreciation Right relating to such a Termination of Service.

10.5Payment.  Payment of the amounts payable with respect to Stock Appreciation Rights pursuant to this Article 10 shall be in cash, Shares (based on their Fair Market Value as of the date the  Stock Appreciation Right is exercised), or a combination of both, as determined by the Administrator.

10.6Expiration of Stock Appreciation Right Term: Automatic Exercise of In-The-Money Stock Appreciation Rights.  Unless otherwise provided by the Administrator (in an Award Agreement or otherwise) or as otherwise directed by a Stock Appreciation Right Holder in writing to the Company, each vested and exercisable Stock Appreciation Right outstanding on the Automatic Exercise Date with an exercise price per share that is less than the Fair Market Value per Share as of such date shall automatically and without further action by the Stock Appreciation Right Holder or the Company be exercised on the Automatic Exercise Date.  In the sole discretion of the Administrator, the Company or any Affiliate shall deduct or withhold an amount sufficient to satisfy all taxes associated with such exercise in accordance with Section 11.2.  For the avoidance of doubt, no Stock Appreciation Right with an exercise price per share that is equal to or greater than the Fair Market Value per Share on the Automatic Exercise Date shall be exercised pursuant to this Section 10.6.

ARTICLE 11.

ADditional terms of awards

11.1Payment.  The Administrator shall determine the methods by which payments by any Holder with respect to any Awards granted under the Plan shall be made, including, without limitation: (a) cash or check, (b) Shares (including, in the case of payment of the exercise price of an Award, Shares issuable pursuant to the exercise of the Award) or Shares held for such period of time as may be required by the Administrator in order to avoid adverse accounting consequences, in each case, having a Fair Market Value on the date of delivery equal to the aggregate payments required, (c) delivery of a written or electronic notice that the Holder has placed a market sell order with a broker acceptable to the Company with respect to Shares then issuable upon exercise or vesting of an Award, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the aggregate payments required; provided, that payment of such proceeds is then made to the Company upon settlement of such sale, or (d) other form of legal consideration acceptable to the Administrator in its sole discretion.  The Administrator shall also determine the methods by which Shares shall be delivered or deemed to be delivered to Holders.  Notwithstanding any other provision of the Plan to the contrary, no Holder who is a Director or an “executive officer” of the Company within the meaning of Section 13(k) of the Exchange Act shall be permitted to make payment with respect to any Awards granted under the Plan, or continue any extension of credit with respect to such payment, with a loan from the Company or a loan arranged by the Company in violation of Section 13(k) of the Exchange Act.

11.2Tax Withholding.  The Company or any Affiliate shall have the authority and the right to deduct or withhold, or require a Holder to remit to the Company, an amount sufficient to satisfy federal, state, local and foreign taxes (including the Holder’s FICA, employment tax or other social security contribution obligation) required by law to be withheld, or in satisfaction of any additional withholding obligations as a Holder may have elected, with respect to any taxable event concerning a Holder arising as a result of the Plan.  The Administrator may, in its sole discretion and in satisfaction of the foregoing requirement, withhold or allow a Holder to elect to have the Company withhold Shares otherwise issuable under an Award (or allow the surrender of Shares). The number of Shares which may be so withheld or surrendered shall not be greater than the number of Shares which have a Fair Market Value on the date of withholding or repurchase equal to the aggregate amount of such liabilities based on the maximum statutory withholding rates in the Holder’s applicable jurisdictions for federal, state, local and foreign income tax and payroll tax purposes that are applicable to such taxable income. The Administrator shall determine the Fair Market Value of the Shares, consistent with applicable provisions of the Code, for tax withholding obligations due in connection with a broker-assisted cashless Option or Stock

Appreciation Right exercise involving the sale of Shares to pay the Option or Stock Appreciation Right exercise price or any tax withholding obligation.

11.3Transferability of Awards.

(a)Except as otherwise provided in Sections 11.3(b) and 11.3(c):

(i)No Award under the Plan may be sold, pledged, assigned or transferred in any manner other than by will or the Applicable Laws of descent and distribution or, subject to the consent of the Administrator, pursuant to a DRO, unless and until such Award has been exercised, or the Shares underlying such Award have been issued, and all restrictions applicable to such Shares have lapsed;

(ii)No Award or interest or right therein shall be liable for the debts, contracts or engagements of the Holder or the Holder’s successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, hypothecation, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by Section 11.3(a)(i); and

(iii)During the lifetime of the Holder, only the Holder may exercise an Award (or any portion thereof) granted to such Holder under the Plan, unless it has been disposed of pursuant to a DRO; after the death of the Holder, any exercisable portion of an Award may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Program or Award Agreement, be exercised by the Holder’s personal representative or by any person empowered to do so under the deceased Holder’s will or under the then Applicable Laws of descent and distribution.

(b)Notwithstanding Section 11.3(a), the Administrator, in its sole discretion, may determine to permit a Holder to transfer an Award other than an Incentive Stock Option to any one or more Permitted Transferees, subject to the following terms and conditions:  (i) an Award transferred to a Permitted Transferee shall not be assignable or transferable by the Permitted Transferee other than by will or the Applicable Laws of descent and distribution or pursuant to a DRO; (ii) an Award transferred to a Permitted Transferee shall continue to be subject to all the terms and conditions of the Award as applicable to the original Holder (other than the ability to further transfer the Award); (iii) the Holder and the Permitted Transferee shall execute any and all documents requested by the Administrator, including, without limitation documents to (A) confirm the status of the transferee as a Permitted Transferee, (B) satisfy any requirements for an exemption for the transfer under Applicable Law and (C) evidence the transfer; and (iv) such transfer is not effectuated for any value or consideration.

(c)Notwithstanding Section 11.3(a), a Holder may, in the manner determined by the Administrator, designate a beneficiary to exercise the rights of the Holder and to receive any distribution with respect to any Award upon the Holder’s death. A beneficiary, legal guardian, legal representative, or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Program or Award Agreement applicable to the Holder, except to the extent the Plan, the Program and the Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Administrator.  If the Holder is married or a domestic partner in a domestic partnership qualified under Applicable Law and resides in a community property state, a designation of a person other than the Holder’s spouse or domestic partner, as applicable, as the Holder’s beneficiary with respect to more than 50% of the Holder’s interest in the Award shall not be effective without the prior written or electronic consent of the Holder’s spouse or domestic partner.  If no beneficiary has been designated or survives the Holder, payment shall be made to the person entitled thereto pursuant to the Holder’s will or the laws of descent and distribution.  Subject to the foregoing, a beneficiary designation may be changed or revoked by a Holder at any time; provided that the change or revocation is filed with the Administrator prior to the Holder’s death.

11.4Conditions to Issuance of Shares.

(a)Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates or make any book entries evidencing Shares pursuant to the exercise of any Award, unless and until the Board or the Committee has determined, with advice of counsel, that the issuance of such Shares is in compliance with Applicable Law and the Shares are covered by an effective registration statement or applicable exemption from registration.  In addition to the terms and conditions provided herein, the Board or the Committee may require that a Holder make such reasonable covenants, agreements, and representations as the Board or the Committee, in its sole discretion, deems advisable in order to comply with Applicable Law.

(b)All Share certificates delivered pursuant to the Plan and all shares issued pursuant to book entry procedures are subject to any stop-transfer orders and other restrictions as the Administrator deems necessary or advisable to comply with Applicable Law.  The Administrator may place legends on any share certificate or book entry to reference restrictions applicable to the Shares.

(c)The Administrator shall have the right to require any Holder to comply with any timing or other restrictions with respect to the settlement, distribution or exercise of any Award, including a window-period limitation, as may be imposed in the sole discretion of the Administrator.

(d)No fractional Shares shall be issued and the Administrator shall determine, in its sole discretion, whether cash shall be given in lieu of fractional Shares or whether such fractional Shares shall be eliminated by rounding down.

(e)Notwithstanding any other provision of the Plan, unless otherwise determined by the Administrator or required by Applicable Law, the Company shall not deliver to any Holder certificates evidencing Shares issued in connection with any Award and instead such Shares shall be recorded in the books of the Company (or, as applicable, its transfer agent or stock plan administrator).

11.5Forfeiture and Clawback Provisions.  Pursuant to its general authority to determine the terms and conditions applicable to Awards under the Plan, the Administrator shall have the right to provide, in an Award Agreement or otherwise, or to require a Holder to agree by separate written or electronic instrument, that: (a) all Awards (including any proceeds, gains or other economic benefit actually or constructively received by the Holder upon any receipt or exercise of the Award, or upon the receipt or resale of any Shares underlying the Award), shall be paid to the Company and/or subject to the provisions of any claw-back policy implemented by the Company, including, without limitation, any claw-back policy adopted to comply with the requirements of Applicable Law or the Dodd-Frank Wall Street Reform and Consumer Protection Act and any rules or regulations promulgated thereunder, to the extent set forth in such claw-back policy and/or in the applicable Award Agreement, and (b) the Award shall terminate and any unexercised portion of the Award (whether or not vested) shall be forfeited, if (i) a Termination of Service occurs prior to a specified date, or within a specified time period following receipt or exercise of the Award, or (ii) the Holder at any time, or during a specified time period, engages in any activity in competition with the Company, or which is inimical, contrary or harmful to the interests of the Company, as further defined by the Administrator or (iii) the Holder incurs a Termination of Service for “cause” (as such term is defined in the sole discretion of the Administrator, or as set forth in the Award Agreement relating to such Award).

11.6Prohibition on Repricing.  Subject to Section 13.2, the Administrator shall not, without the approval of the stockholders of the Company, (i) authorize the amendment of any outstanding Option or Stock Appreciation Right to reduce its price per share, or (ii) cancel any Option or Stock Appreciation Right in exchange for cash or another Award when the Option or Stock Appreciation Right price per share exceeds the Fair Market Value of the underlying Shares.  Subject to Section 13.2, the Administrator shall have the authority, without the approval of the stockholders of the Company, to amend any outstanding Award to increase the price per share or to cancel and replace an Award with the grant of an Award having a price per share that is greater than or equal to the price per share of the original Award.

ARTICLE 12.

ADMINISTRATION

12.1Administrator.  The Committee (or another committee or a subcommittee of the Board or the Compensation Committee of the Board assuming the functions of the Committee under the Plan) shall administer the Plan (except as otherwise permitted herein).  To the extent necessary to comply with Rule 16b-3 of the Exchange Act, the Committee (or another committee or subcommittee of the Board or the Compensation Committee of the Board assuming the functions of the Committee under the Plan) shall take all action with respect to such Awards, and the individuals taking such action shall consist solely of two or more Non-Employee Directors appointed by and holding office at the pleasure of the Board, each of whom is intended to qualify as a “non-employee director” as defined by Rule 16b-3 of the Exchange Act or any successor rule.  Additionally, to the extent required by Applicable Law, each of the individuals constituting the Committee (or another committee or subcommittee of the Board or the Compensation Committee of the Board assuming the functions of the Committee under the Plan) shall be an “independent director” under the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded.  Notwithstanding the foregoing, any action taken by the Committee shall be valid and effective, whether or not members of the Committee at the time of such action are later determined not to have satisfied the requirements for membership set forth in this Section 12.1 or otherwise provided in any charter of the Committee.  Except as may otherwise be provided in any charter of the Committee, appointment of Committee members shall be effective upon acceptance of appointment.  Committee members may resign at any time by delivering written or electronic notice to the Board.  Vacancies in the Committee may only be filled by the Board.  Notwithstanding the foregoing, (a) the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to Awards granted to Non-Employee Directors and, with respect to such Awards, the terms “Administrator” and “Committee” as used in the Plan shall be deemed to refer to the Board and (b) the Board or Committee may delegate its authority hereunder to the extent permitted by Section 12.6.

12.2Duties and Powers of Committee.  It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with its provisions.  The Committee shall have the power to interpret the Plan, the Programs  and the Award Agreements, and to adopt such rules for the administration, interpretation and application of the Plan as are not inconsistent therewith, to interpret, amend or revoke any such rules and to amend any Program or Award Agreement; provided that the rights or obligations of the Holder of the Award that is the subject of any such Program or Award Agreement are not affected adversely by such amendment, unless the consent of the Holder is obtained or such amendment is otherwise permitted under Section 13.10.  Any such grant or award under the Plan need not be the same with respect to each Holder.  Any such interpretations and rules with respect to Incentive Stock Options shall be consistent with the provisions of Section 422 of the Code.  In its sole discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan except with respect to matters which under Rule 16b‑3 under the Exchange Act or any successor rule, or the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded are required to be determined in the sole discretion of the Committee.

12.3Action by the Committee.  Unless otherwise established by the Board or in any charter of the Committee, a majority of the Committee shall constitute a quorum and the acts of a majority of the members present at any meeting at which a quorum is present, and acts approved in writing by all members of the Committee in lieu of a meeting, shall be deemed the acts of the Committee.  Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Affiliate, the Company’s independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

12.4Authority of Administrator.  Subject to the Company’s Bylaws, the Committee’s Charter and any specific designation in the Plan, the Administrator has the exclusive power, authority and sole discretion to:

(a)Designate Eligible Individuals to receive Awards;

(b)Determine the type or types of Awards to be granted to each Eligible Individual;

(c)Determine the number of Awards to be granted and the number of Shares to which an Award will relate;

(d)Determine the terms and conditions of any Award granted pursuant to the Plan, including, but not limited to, the exercise price, grant price, purchase price, any Performance Criteria or other performance criteria, any reload provision, any restrictions or limitations on the Award, any schedule for vesting, lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, and any provisions related to non-competition and recapture of gain on an Award, based in each case on such considerations as the Administrator in its sole discretion determines;

(e)Determine whether, to what extent, and pursuant to what circumstances an Award may be settled in, or the exercise price of an Award may be paid in cash, Shares, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

(f)Prescribe the form of each Award Agreement, which need not be identical for each Holder;

(g)Decide all other matters that must be determined in connection with an Award;

(h)Establish, adopt, or revise any rules and regulations as it may deem necessary or advisable to administer the Plan;

(i)Interpret the terms of, and any matter arising pursuant to, the Plan, any Program or any Award Agreement;

(j)Make all other decisions and determinations that may be required pursuant to the Plan or as the Administrator deems necessary or advisable to administer the Plan; and

(k)Accelerate wholly or partially the vesting or lapse of restrictions of any Award or portion thereof at any time after the grant of an Award, subject to whatever terms and conditions it selects and Section 13.2.

12.5Decisions Binding.  The Administrator’s interpretation of the Plan, any Awards granted pursuant to the Plan, any Program, any Award Agreement and all decisions and determinations by the Administrator with respect to the Plan are final, binding, and conclusive on all parties.

12.6Delegation of Authority.  To the extent permitted by Applicable Law, the Board or Committee may from time to time delegate to a committee of one or more members of the Board or one or more officers of the Company the authority to grant or amend Awards or to take other administrative actions pursuant to this Article 12; provided, however, that in no event shall an officer of the Company be delegated the authority to grant awards to, or amend awards held by, the following individuals:  (a) individuals who are subject to Section 16 of the Exchange Act, or (b) officers of the Company (or Directors) to whom authority to grant or amend Awards has been delegated hereunder; provided further, that any delegation of administrative authority shall only be permitted to the extent it is permissible under Applicable Law.  Any delegation hereunder shall be subject to the restrictions and limits that the Board or Committee specifies at the time of such delegation, and the Board may at any time rescind the authority so delegated or appoint a new delegatee.  At all times, the delegatee appointed under this Section 12.6 shall serve in such capacity at the pleasure of the Board and the Committee.

ARTICLE 13.

MISCELLANEOUS PROVISIONS

13.1Amendment, Suspension or Termination of the Plan.  Except as otherwise provided in this Section 13.1, the Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board or the Committee.  However, without approval of the Company’s stockholders given within twelve (12) months before or after the action by the Administrator, no action of the Administrator may, except as provided in Section 13.2, (a) increase the Share Limit, (b) reduce the price per share of any outstanding Option or Stock Appreciation Right granted under the Plan or take any action prohibited under Section 11.6, or (c) cancel any Option or Stock Appreciation Right in exchange for cash or another Award when the Option or Stock Appreciation Right price per share exceeds the Fair Market Value of the underlying Shares.  Except as provided in Section 13.10, no amendment, suspension or termination of the Plan shall, without the consent of the Holder, adversely impair any rights or obligations under any Award theretofore granted or awarded, unless the Award itself otherwise expressly so provides.  No Awards may be granted or awarded during any period of suspension or after termination of the Plan, and, notwithstanding anything herein to the contrary, in no event may any Award be granted under the Plan after the tenth (10th) anniversary of the Restatement Effective Date (the “Expiration Date”).  Any Awards that are outstanding on the Expiration Date shall remain in force according to the terms of the Plan and the applicable Award Agreement.

13.2Changes in Common Stock or Assets of the Company, Acquisition or Liquidation of the Company and Other Corporate Events.

(a)In the event of any stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the Shares or the share price of the Company’s stock other than an Equity Restructuring, the Administrator may make equitable adjustments, if any, to reflect such change with respect to (i) the aggregate number and kind of Shares that may be issued under the Plan (including, but not limited to, adjustments of the Share Limit and Award Limit); (ii) the number and kind of Shares (or other securities or property) subject to outstanding Awards; (iii) the number and kind of Shares (or other securities or property) for which automatic grants are subsequently to be made to new and continuing Non-Employee Directors pursuant to any Non-Employee Director Equity Compensation Policy adopted pursuant to Section 4.6; (iv) the terms and conditions of any outstanding Awards (including, without limitation, any applicable performance targets or criteria with respect thereto); and (v) the grant or exercise price per share for any outstanding Awards under the Plan.

(b)In the event of any transaction or event described in Section 13.2(a) or any unusual or nonrecurring transactions or events affecting the Company, any Affiliate of the Company, or the financial statements of the Company or any Affiliate, or of changes in Applicable Law or accounting principles, the Administrator, in its sole discretion, and on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Holder’s request, is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Award under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

(i)To provide for either (A) termination of any such Award in exchange for an amount of cash, if any, equal to the amount that would have been attained upon the exercise of such Award or realization of the Holder’s rights (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction or event described in this Section 13.2 the Administrator determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Holder’s rights, then such Award may be terminated by the Company without payment) or (B) the replacement of such Award with other rights or property selected by the Administrator, in its sole discretion having an aggregate value not exceeding the amount that could have been attained upon the exercise of such Award or realization of the Holder’s rights had such Award been currently exercisable or payable or fully vested;

(ii)To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

(iii)To make adjustments in the number and type of Shares (or other securities or property) subject to outstanding Awards, and in the number and kind of outstanding Restricted Stock or Deferred Stock and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding Awards and Awards which may be granted in the future;

(iv)To provide that such Award shall be exercisable or payable or fully vested with respect to all Shares covered thereby, notwithstanding anything to the contrary in the Plan or the applicable Program or Award Agreement; and

(v)To provide that the Award cannot vest, be exercised or become payable after such event.

(c)In connection with the occurrence of any Equity Restructuring, and notwithstanding anything to the contrary in Sections 13.2(a) and 13.2(b):

(i)The number and type of securities subject to each outstanding Award and the exercise price or grant price thereof, if applicable, shall be equitably adjusted; and/or

(ii)The Administrator shall make such equitable adjustments, if any, as the Administrator, in its sole discretion, may deem appropriate to reflect such Equity Restructuring with respect to the aggregate number and kind of Shares that may be issued under the Plan (including, but not limited to, adjustments of the Share Limit and Award Limit).  The adjustments provided under this Section 13.2(c) shall be nondiscretionary and shall be final and binding on the affected Holder and the Company.

(d)The Administrator may, in its sole discretion, include such further provisions and limitations in any Award, agreement or certificate, as it may deem equitable and in the best interests of the Company that are not inconsistent with the provisions of the Plan.

(e)No adjustment or action described in this Section 13.2 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause the Plan to violate Section 422(b)(1) of the Code.  Furthermore, no such adjustment or action shall be authorized to the extent such adjustment or action would result in short-swing profits liability under Section 16 or violate the exemptive conditions of Rule 16b-3 unless the Administrator determines that the Award is not to comply with such exemptive conditions.

(f)The existence of the Plan, the Programs, the Award Agreements and the Awards granted hereunder shall not affect or restrict in any way the right or power of the Company or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

(g)No action shall be taken under this Section 13.2 which shall cause an Award to fail to either be exempt from or comply with Section 409A of the Code or the Treasury Regulations thereunder.

(h)In the event of any pending stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the Shares or the share price of the Common Stock including any Equity Restructuring, for reasons of administrative convenience, the Company in its sole discretion may refuse to permit the exercise of any Award during a period of up to thirty (30) days prior to the consummation of any such transaction.

13.3Approval of Plan by Stockholders.  The Plan will be submitted for the approval of the Company’s stockholders within twelve months after the date of the Board’s approval of this amended and restated Plan. The Plan will be effective as of the date of such approval of the Company’s stockholders.

13.4No Stockholders Rights.  Except as otherwise provided herein, a Holder shall have none of the rights of a stockholder with respect to Shares covered by any Award until the Holder becomes the record owner of such Shares.

13.5Paperless Administration.  In the event that the Company establishes, for itself or using the services of a third party, an automated system for the documentation, granting or exercise of Awards, such as a system using an internet website or interactive voice response, then the paperless documentation, granting or exercise of Awards by a Holder may be permitted through the use of such an automated system.

13.6Effect of Plan upon Other Compensation Plans.  The adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company or any Affiliate.  Nothing in the Plan shall be construed to limit the right of the Company or any Affiliate:  (a) to establish any other forms of incentives or compensation for Employees, Directors or Consultants, or (b) to grant or assume options or other rights or awards otherwise than under the Plan in connection with any proper corporate purpose including without limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, limited liability company, firm or association.

13.7Compliance with Laws.  The Plan, the granting and vesting of Awards under the Plan and the issuance and delivery of Shares and the payment of money under the Plan or under Awards granted or awarded hereunder are subject to compliance with Applicable Law (including but not limited to state, federal and foreign securities law and margin requirements), and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith.  Any securities delivered under the Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with Applicable Law. To the extent permitted by Applicable Law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to Applicable Law.

13.8Titles and Headings, References to Sections of the Code or Exchange Act.  The titles and headings of the Sections in the Plan are for convenience of reference only and, in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control. References to sections of the Code or the Exchange Act shall include any amendment or successor thereto.

13.9Governing Law.  The Plan and any agreements hereunder shall be administered, interpreted and enforced under the internal laws of the Commonwealth of Massachusetts without regard to conflicts of laws thereof or of any other jurisdiction.

13.10Section 409A.  To the extent that the Administrator determines that any Award granted under the Plan is subject to Section 409A of the Code, the Program pursuant to which such Award is granted and the Award Agreement evidencing such Award shall incorporate the terms and conditions required by Section 409A of the Code.  To the extent applicable, the Plan, the Programs and any Award Agreements shall be interpreted in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the adoption of the Plan.  Notwithstanding any provision of the Plan to the contrary, in the event that following the adoption of the Plan the Administrator determines that any Award may be subject to Section 409A of the Code and related Department of Treasury guidance (including such Department of Treasury guidance as may be issued after the adoption of the Plan), the Administrator may adopt such amendments to the Plan and the applicable Program and Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Administrator determines are necessary or appropriate to (a) exempt the Award from Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (b) comply with the requirements of Section

409A of the Code and related Department of Treasury guidance and thereby avoid the application of any penalty taxes under such Section.

13.11No Rights to Awards.  No Eligible Individual or other person shall have any claim to be granted any Award pursuant to the Plan, and neither the Company nor the Administrator is obligated to treat Eligible Individuals, Holders or any other persons uniformly.

13.12Unfunded Status of Awards.  The Plan is intended to be an “unfunded” plan for incentive compensation.  With respect to any payments not yet made to a Holder pursuant to an Award, nothing contained in the Plan or any Program or Award Agreement shall give the Holder any rights that are greater than those of a general creditor of the Company or any Affiliate.

13.13Indemnification.  To the extent allowable pursuant to Applicable Law, each member of the Committee or of the Board shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act pursuant to the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her; provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf.  The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled pursuant to the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

13.14Relationship to other Benefits.  No payment pursuant to the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Affiliate except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder.

13.15Expenses.  The expenses of administering the Plan shall be borne by the Company and its Affiliates.

Schedule B

NOVANTA INC.

AMENDED AND RESTATED BY-LAW NUMBER 1

A by-law relating generally to the regulation of the affairs of Novanta Inc.

BE IT ENACTED AND IT IS HEREBY ENACTED as amended and restated by-law Number 1 of Novanta Inc. (hereinafter called the “Corporation”) as follows:

DEFINITIONS

1.  In this by-law and all other by-laws of the Corporation, unless the context otherwise specifies or requires:

(a) “Act” means the Business Corporations Act, Statutes of New Brunswick, 1981, c. B-9.1, as from time to time amended, and every statute that may be substituted therefor and, in the case of such amendment or substitution, any reference in the by- laws of the Corporation shall be read as referring to the amended or substituted provisions therefor;

(b) “articles” means the articles, as from time to time amended, of the Corporation;

(c) “by-law” means any by-law of the Corporation from time to time in force and effect;

(d) “director” means an individual occupying the position of director of the Corporation and “directors”, “board of directors” and “board” includes a single director;

(e) words importing the singular number only shall include the plural and vice versa; words importing the masculine gender shall include the feminine and neuter genders and vice versa; words importing persons shall include bodies corporate, corporations, companies, partnerships, syndicates, trusts and any number or aggregate of individuals;

(f) the headings used in any by-law are inserted for reference purposes only and are not to be considered or taken into account in construing the terms or provisions thereof or to be deemed in any way to clarify, modify or explain the effect of any such terms or provisions; and

(g) any term contained in any by-law which is defined in the Act shall have the meaning given to such term in the Act.

ELECTRONIC COMMUNICATIONS

2. Electronic Communication. Any notices, financial statements and any other document, information or material, including any proxy, required or permitted by the Act, the by-laws of the Corporation or any other law applicable to the Corporation to be in writing or delivered to a person may be in electronic form and delivered electronically and any such notice, document, information and material shall be deemed delivered to the recipient when such notice, document, information or material, in electronic form, enters an information system outside the control of the Corporation.

3. Electronic Signature.  Where any provision of the Act, the by-laws of the Corporation or any other law applicable to the Corporation requires that a document be executed by a shareholder, director, officer or any other person or their authorized representative, such requirement may be satisfied by an electronic signature.

4. Virtual Meetings.  Where any provision of the Act, the by-laws of the Corporation or any other law applicable to the Corporation requires or provides for a meeting, such meeting may be convened as a virtual meeting or a hybrid meeting.

5.  Interpretation. For the purposes of this by-law:

(a)  “electronic form” includes any document that is in digital or optical form;

(b)  “delivered electronically” includes delivery by email or facsimile transmission or by posting on an electronic network that is accessible by recipient and is capable of being retained by the recipient, together with separate notice of such specified posting;

(c)  “electronic signature” means electronic information that a person has created or adopted in order to indicate his or her assent to the document and is attached to or associated with the document and includes, but is not limited to, an electronic representation of the manual signature of the person signing the document.

(d)  “hybrid meeting” means a meeting convened at a specified physical location where persons participating in the meeting may choose to either attend in person or participate through electronic means.

(e) “participating through electronic means” or words of similar effect means either participation over the internet or using other means of electronic communication, including video or telephone conference, whereby all persons participating can hear each other and, where applicable, can vote.

(e)  “virtual meeting” means a meeting that is not convened at any physical location and all participants participate through electronic means.

REGISTERED OFFICE

6. The Corporation may from time to time by resolution of the board of directors change the location of the address of the registered office of the Corporation to another place within New Brunswick.

CORPORATE SEAL

7. The Corporation may have one or more corporate seals which shall be such as the board of directors may adopt by resolution from time to time.

DIRECTORS

8. Number and Powers. There shall be a board of directors consisting of such fixed number, or minimum and maximum number, of directors as may be set out in the articles or as may be determined as prescribed by the articles, or failing that, as specified by by-law. The directors shall manage the business and affairs of the Corporation and may exercise all such powers and do all such acts and things as may be exercised or done by the Corporation and are not by the Act, the articles, the by-laws, any special resolution of the Corporation or by statute expressly directed or required to be done in some other manner.

9. Vacancies. If the number of directors is increased, the resulting vacancies shall be filled at a meeting of shareholders duly called for that purpose. Notwithstanding the provisions of paragraph 13 of this by-law and subject to the provisions of the Act, if a vacancy should otherwise occur in the board, the remaining directors, if constituting a quorum, may appoint a qualified person to fill the vacancy for the remainder of the term. In the absence of a quorum the remaining directors shall forthwith call a meeting of shareholders to fill the vacancy pursuant to subsection 69(2) of the Act. Where a vacancy or vacancies exist in the board, the remaining directors may exercise all of the powers of the board so long as a quorum remains in office.

10. Duties. Every director and officer of the Corporation in exercising his or her powers and discharging his or her duties shall

(a) act honestly and in good faith; and

(b) exercise the care, diligence and skill that a reasonably prudent person would exercise in comparable circumstances, in the best interests of the Corporation.

11. Qualification. Every director shall be an individual nineteen (19) or more years of age and no one who is of unsound mind and has been so found by a court in Canada or elsewhere or who has the status of a bankrupt or who has been convicted of an offence under the Criminal Code, chapter C-34 of the Revised Statutes of Canada, 1970, as amended from time to time, or the criminal law of any jurisdiction outside of Canada, in connection with the promotion, formation or management of a corporation or involving fraud (unless five (5) years have elapsed since the expiration of the period fixed for suspension of the passing of sentence without sentencing or since a fine was imposed, or unless the term of imprisonment and probation imposed, if any, was concluded, whichever is the latest, but the disability imposed hereby ceases upon a pardon being granted) shall be a director.

12. Term of Office. A director’s term of office shall be from the meeting at which the director is elected or appointed (unless the board of directors has specified a later effective date for a director appointed by the board of directors) until the annual meeting next following or until a successor is elected or appointed, or until, if earlier, the director dies or resigns, or is removed or disqualified pursuant to the provisions of the Act.

13.  Vacation of Office. The office of a director shall ipso facto be vacated if

(a) the director dies;

(b) by notice in writing (which may include an electronic form) to the Corporation the director resigns the office and such resignation, if not effective immediately, becomes effective in accordance with its terms;

(c) the director is removed from office in accordance with section 67 of the Act; or

(d) the director ceases to be qualified to be a director.

14. Election and Removal. (1) Directors shall be elected by the shareholders by a resolution passed by a majority of the votes cast at a general meeting. An abstention, vote withheld or broker non-vote shall not be considered a vote cast. All the directors then in office shall cease to hold office at the close of the meeting of shareholders at which directors are to be elected. A director if qualified, is eligible for re-election.

(2) Subject to sections 65 and 67 of the Act, the shareholders of the Corporation may, by resolution passed by a majority of the votes cast at an annual or a special meeting, remove any director before the expiration of the director’s term of office and may, by a majority of the votes cast at the meeting, elect any person to serve in such director’s place for the remainder of the director’s term. An abstention, vote withheld or broker non-vote shall not be considered a vote cast.

(3) Each shareholder entitled to vote at an election of directors has the right to cast a number of votes equal to the number of votes attached to the shares held by such shareholder multiplied by the number of directors to be elected, and the shareholder may cast all such votes in favour of one candidate or distribute them among the candidates in any manner.

(4) A separate vote of shareholders shall be taken with respect to each candidate nominated for director unless a resolution is passed unanimously permitting two (2) or more persons to be elected by a single resolution.

(5) If a shareholder has voted for more than one candidate without specifying the distribution of the votes among the candidates, the shareholder shall be deemed to have distributed the votes equally among the candidates for whom the shareholder voted.

(6) If the number of candidates nominated for director exceeds the number of positions to be filled, the candidates who receive the least number of votes shall be eliminated until the number of candidates remaining equals the number of positions to be filled.

(7) A retiring director shall retain office until the adjournment or termination of the meeting at which such retiring director’s successor is elected unless such meeting was called for the purpose of removing the director from office as a director in which case the director so removed shall vacate office forthwith upon the passing of the resolution for removal.

15. Validity of Acts. An act by a director or officer is valid notwithstanding an irregularity in the election or appointment of such director or officer or a defect in their qualification.

MEETINGS OF DIRECTORS

16. Place of Meeting. Subject to the articles, meetings of directors may be held at any place within or outside New Brunswick as the directors may from time to time determine or as the person convening the meeting may give notice. A meeting of the directors may be convened by the chairperson of the board (if any), the chief executive officer (if any), the president (if any) or any director at any time. The secretary (if any) shall upon direction of any of the foregoing officers or director convene a meeting of the directors.

17. Notice. (1) Notice of the time and place of each meeting of the board shall be given in the manner provided in paragraph 65 to each director:

(a) not less than three (3) days before the time when the meeting is to be held, if the notice is mailed, or

(b) not less than twenty-four (24) hours before the time when the meeting is to be held if the notice is given personally or is delivered or is sent by any means of transmitted or recorded communication, such as facsimile transmission, voicemail or electronic-mail, provided that meetings of the directors may be held at any time without notice if all the directors have waived notice.

(2) For the first meeting of the board of directors to be held immediately following the election of directors at an annual or special meeting of the shareholders, no notice of such meeting need be given to the newly elected or appointed director or directors in order for the meeting to be duly constituted, provided a quorum of the directors is present.

(3) A notice of a meeting of directors shall specify any matter referred to in subsection 73(2) of the Act that is to be dealt with at the meeting but, unless a by-law otherwise provides, need not otherwise specify the purpose of or the business to be transacted at the meeting.

18. Waiver of Notice. Notice of any meeting of the directors or any irregularity in any meeting or in the notice thereof may be waived by any director in writing or in electronic form addressed to the Corporation or in any other manner, and such waiver may be validly given either before or after the meeting to which such waiver relates. The attendance of a director at a meeting of directors is a waiver of notice of the meeting except where a director attends a meeting for the express purpose of objecting to the transaction of any business on the grounds that the meeting is not lawfully called.

19. Virtual Meetings and Electronic Participation. Meetings of directors or of a committee of directors may be convened as virtual meetings or hybrid meetings. Further, any director may participate in any meeting through electronic means, either over the internet or using other means of electronic communication where all persons participating can hear each other and a director participating in such a meeting by such means shall be deemed to be present at that meeting.

20. Adjournment. Any meeting of the directors may be adjourned from time to time by the chairperson of the meeting, with the consent of the meeting, to a fixed time and place and no notice of the time and place for the continuance of the adjourned meeting need be given to any director if the time and place of the adjourned meeting is announced at the original meeting. Any adjourned meeting shall be duly constituted if held in accordance with the terms of the adjournment and a quorum is present thereat. The directors who formed a quorum at the original meeting are not required to form the quorum at the adjourned meeting. If there is no quorum present at the adjourned meeting, the original meeting shall be deemed to have terminated forthwith after its adjournment.

21. Quorum and Voting. Subject to the articles, a majority of directors shall constitute a quorum for the transaction of business at any meeting of directors. No business shall be transacted by the directors except at a meeting of directors at which a quorum of the board is present. Questions arising at any meeting of the directors shall be decided by a majority of votes cast. In case of an equality of votes, the chairperson of the meeting shall not have a second or casting vote. Where the Corporation has only one director, that director may constitute a meeting.

22. Resolution in lieu of meeting. A resolution in writing, signed by all the directors (including by electronic signature) or signed counterparts of such resolution by all the directors entitled to vote on that resolution at a meeting of directors or a committee of directors, is as valid as if it had been passed at a meeting of directors or committee of directors duly called, constituted and held. A copy of every such resolution or counterpart thereof shall be kept with the minutes of the proceedings of the directors or such committee of directors.

23. Deemed Consent of Director Present at Meeting. A director who is present at a meeting of directors or committee of directors is deemed to have consented to any resolution passed or action taken thereat unless the director:

(a) requests that the director’s dissent be or the director’s dissent is entered in the minutes of the meeting;

(b) sends the director’s written dissent to the secretary of the meeting before the meeting is terminated; or

(c) sends the director’s dissent by registered mail or delivers to the registered office of the Corporation immediately after the meeting is terminated.

REMUNERATION OF DIRECTORS

24. Subject to the articles, the remuneration to be paid to the directors shall be such as the board of directors shall from time to time determine and such remuneration shall be in addition to the salary paid to any officer of the Corporation who is also a member of the board of directors. The directors may also by resolution award special remuneration to any director undertaking any special services on the Corporation’s behalf other than the routine work ordinarily required of a director by the Corporation. The confirmation of any such resolution or resolutions by the shareholders shall not be required. The directors shall also be entitled to be paid their travelling and other expenses properly incurred by them in connection with the affairs of the Corporation.

SUBMISSION OF CONTRACTS OR TRANSACTIONS

TO SHAREHOLDERS FOR APPROVAL

25. The directors in their discretion may submit any contract, act or transaction for approval, ratification or confirmation at any annual meeting of the shareholders or at any special meeting of the shareholders called for the purpose of considering the same and any contract, act or transaction that shall be approved, ratified or confirmed by resolution passed by a majority of the votes cast at any such meeting (unless any different or additional requirement is imposed by the Act or by the articles or any other by-law) shall be as valid and as binding upon the Corporation and upon all the shareholders as though it had been approved, ratified and/or confirmed by every shareholder of the Corporation.

FOR THE PROTECTION OF DIRECTORS AND OFFICERS

26. No director or officer for the time being of the Corporation shall be liable for the acts, receipts, neglects or defaults of any other director or officer or employee of the Corporation or for joining in any receipt or act for conformity or for any loss, damage or expense happening to the Corporation through the insufficiency or deficiency of title to any property acquired by order of the board of directors for or on behalf of the Corporation or for the insufficiency or deficiency of any security in or upon which any of the moneys of or belonging to the Corporation shall be placed out or invested or for any loss or damage arising from the bankruptcy, insolvency or tortious act of any person, firm or corporation including any person, firm or corporation with whom or which any moneys, securities or effects of the Corporation shall be lodged or deposited or for any loss, conversion, misapplication or misappropriation of or any damage resulting from any dealings with any moneys, securities or other assets belonging to the Corporation or for any other loss, damage or misfortune whatever which may happen to the Corporation in the execution of the duties of their respective office of trust or in relation thereto, unless the same shall happen by or through their failure to exercise the powers and to discharge the duties of their office honestly, in good faith with a view to the best interests of the Corporation, and in connection therewith to exercise the care, diligence and skill that a reasonably prudent person would exercise in comparable circumstances, provided that nothing herein contained shall relieve a director or officer from the duty to act in accordance with the Act or regulations made thereunder or relieve the director or officer from liability for a breach thereof. The directors for the time being of the Corporation shall not be under any duty or responsibility in respect of any contract, act or transaction whether or not made, done or entered into in the name or on behalf of the Corporation, except such as shall have been submitted to and authorized or approved by the board of directors. If any director or officer of the Corporation shall be employed by or shall perform services for the Corporation, the fact of the director or officer being a shareholder, director or officer of the Corporation shall not disentitle such director or officer or such firm or body corporate, as the case may be, from receiving proper remuneration for such services.

INDEMNITIES TO DIRECTORS AND OTHERS

27. Subject to section 81 of the Act, except in respect of an action by or on behalf of the Corporation or Another Body Corporate (as hereinafter defined) to procure a judgement in its favour, the Corporation shall indemnify each director and officer of the Corporation and each former director and officer of the Corporation and each person who acts or acted at the Corporation’s request as a director or officer of Another Body Corporate, and the heirs and legal representatives of such director or officer, against all costs, charges and expenses, including any amount paid to settle an action or satisfy a judgment, reasonably incurred in respect of any civil, criminal or administrative action or proceeding to which such person is made a party by reason of being or having been a director or officer of the Corporation or Another Body Corporate, as the case may be, if

(a) the person acted honestly and in good faith with a view to the best interests of the Corporation; and

(b) in the case of a criminal or administrative action or proceeding that is enforced by a monetary penalty, the person had reasonable grounds for believing that their conduct was lawful.

“Another Body Corporate” as used herein means a body corporate of which the Corporation is or was a shareholder or creditor.

28. Insurance. Subject to the limitations contained in the Act, the Corporation may purchase and maintain such insurance for the benefit of any person referred to in paragraph 27 as the board may, from time to time, determine.

OFFICERS

29. Appointment of Officers. Subject to the articles, the directors may appoint a chairperson of the board, a chief executive officer, president, chief financial officer, and a secretary and, if deemed advisable, may also appoint one or more vice-presidents, chief accounting officer, a treasurer and one or more assistant secretaries and/or one or more assistant treasurers. None of such officers, except the chairperson of the board, need be a director of the Corporation. Any two or more of such offices may be held by the same person. In case and whenever the same person holds the offices of secretary and treasurer, the person may, but need not, be known as the secretary-treasurer. The directors may from time to time designate such other offices and appoint such other officers, employees and agents as it shall deem necessary who shall have such authority and shall perform such functions and duties as may from time to time be prescribed by resolution of the directors.

30. Remuneration and Removal of Officers. Subject to the articles, the remuneration of all officers, employees and agents appointed by the directors may be determined from time to time by resolution of the directors. The fact that any officer, employee or agent is a director or shareholder of the Corporation shall not disqualify such person from receiving such remuneration as may be so determined. The directors may by resolution remove any officer, employee or agent at any time, with or without cause.

31. Duties of Officers may be Delegated. In case of the absence or inability or refusal to act of any officer of the Corporation or for any other reason that the directors may deem sufficient, the directors may delegate all or any of the powers of such officer to any other officer or to any director for the time being.

32. Chairperson of the Board. The chairperson of the board (if any) shall, if present, preside at all meetings of the directors. The chairperson shall sign such contracts, documents or instruments in writing as requiring chairperson’s signature and shall have such other powers and duties as may from time to time be assigned to the chairperson by resolution of the directors.

33. Chief Executive Officer. The chief executive officer of the Corporation shall exercise general supervision over the business and affairs of the Corporation and such other duties as the board may specify from time to time. During the absence or disability of the president, or if no president has been appointed, the chief executive officer shall also have the powers and duties of that office. During the absence or disability of the secretary, or if no secretary has been appointed, the chief executive officer shall also have the powers and duties of that office.

34. President. The president (if any) of the Corporation shall be the chief operating officer and shall, subject to the authority of the Chief Executive Officer, exercise general supervision over the operations of the Corporation. During the absence or disability of the chief executive officer, or if no chief executive officer has been appointed, the president shall also have the powers and duties of that office.

35. Vice-President. The vice-president (if any) or, if more than one, the vice-presidents in order of seniority, shall be vested with all the powers and shall perform all the duties of the president in the absence or inability or refusal to act of the president. The vice-president or, if more than one, the vice-presidents in order of seniority, shall sign such contracts, documents or instruments in writing as require their signatures and shall also have such other powers and duties as may from time to time be assigned to them by resolution of the directors.

36.  Chief Financial Officer.  Subject to the provisions of any resolution of the directors, the chief financial officer shall have the care and custody of all the funds and securities of the Corporation and shall deposit the same in the name of the Corporation in such bank or banks or with such other depositary or depositaries as the directors may by resolution direct, or shall oversee the treasurer (if any) in the treasurer’s performance of such duties.  The chief financial officer shall prepare, maintain and keep or cause to be kept adequate books of accounts and accounting records and shall provide such financial information analyses and budgeting and other financial support and forecasting as may be required from time to time by the board of directors or the chief executive officer. The chief financial officer shall sign such contracts, documents or instruments in writing as require the chief financial officer’s signature and shall have such other powers and duties as may from time to time be assigned to him by resolution of the directors or as are incident to the office.

37.  Treasurer.  The treasurer (if any) shall under the direction of the chief financial officer administer the funds and securities of the Corporation and shall deposit the same in the name of the Corporation in such bank or banks or with such other depositary or depositaries as the directors may by resolution direct. The treasurer shall prepare, maintain and keep or cause to be kept adequate books of accounts and accounting records. The treasurer shall sign such contracts, documents or instruments in writing as require the treasurer’s signature and shall have such other powers and duties as may from time to time be assigned to him by resolution of the directors or as are incident to the office.  The treasurer may be required to give such bond for the faithful performance of the treasurer’s duties as the directors in their uncontrolled discretion may require, but no director shall be liable for failure to require any such bond or for the insufficiency of any such bond or for any loss by reason of the failure of the Corporation to receive any indemnity thereby provided.

38. Secretary. The secretary (if any) shall give or cause to be given notices for all meetings of the directors or committees thereof (if any) and of shareholders when directed to do so, and shall have charge, subject to the provisions of paragraphs 37 and 58 hereof, of the records referred to in section 18 of the Act and of the corporate seal or seals (if any). The secretary shall sign such contracts, documents or instruments in writing as required and shall have such other powers and duties as may from time to time be assigned by resolution of the directors or as are incident to the office of the secretary.

39. Assistant Secretary and Assistant Treasurer. The assistant secretary or, if more than one, the assistant secretaries in order of seniority, and the assistant treasurer or, if more than one, the assistant treasurers in order of seniority (if any), shall respectively perform all the duties of the secretary and treasurer, respectively, in the absence or inability to act of the secretary or treasurer as the case may be. The assistant secretary or assistant secretaries, if more than one, and the assistant treasurer or assistant treasurers, if more than one, shall sign such contracts, documents or instruments in writing as require their signature(s) respectively and shall have such other powers and duties as may from time to time be assigned to them by resolution of the directors.

40. Vacancies. If the office of chairperson of the board, chief executive officer, president, vice-president, secretary, assistant secretary, treasurer, assistant treasurer, or any other office created by the directors pursuant to paragraph 29 hereof, shall be or become vacant by reason of death, resignation, removal or in any other manner whatsoever, the directors may, subject to paragraph 29 hereof, appoint another person to fill such vacancy.

COMMITTEES OF DIRECTORS

41. The directors may from time to time appoint from among themselves one or more committees of directors consisting of one or more individuals and delegate to such committee or committees any of the powers of the directors except as provided in subsection 73(2) of the Act. Unless otherwise ordered by the directors, a committee of directors shall have power to fix its quorum, elect its chairperson and regulate its proceedings. All such committees shall report to the directors as required by them.

SHAREHOLDERS’ MEETING

42. Annual Meeting. Subject to compliance with section 85 of the Act, the annual meeting of the shareholders shall be convened on such day in each year and at such time as the directors may by resolution determine or as otherwise specified in the notice of meeting.

43. Special Meetings. (1) Special meetings of the shareholders may be convened by order of the chairperson of the board, the chief executive officer or the president (if any) or by the directors, to be held at such time and place as may be specified in the notice of meeting.

(2) In accordance with the articles, shareholders holding between them not less than ten percent (10%) of the issued shares of the Corporation that carry the right to vote at a meeting sought to be held may requisition the directors to call a meeting of shareholders. Such requisition shall state the business to be transacted at the meeting and shall be sent to each director and the registered office of the Corporation.

(3) Except as otherwise provided in subsection 96(3) of the Act, it shall be the duty of the directors on receipt of such requisition, to cause such meeting to be called by the secretary of the Corporation.

(4) If the directors do not, within twenty-one (21) days after receiving such requisition call such meeting, any shareholder who signed the requisition may call the meeting.

44. Place of Meetings. Meetings of shareholders of the Corporation may be conducted as virtual meetings, hybrid meetings or fully in-person meetings as the directors by resolution may determine or as otherwise specified in the notice calling the meeting.   Except in the case of a virtual meeting, a meeting shall be convened at such place within or outside New Brunswick as the directors by resolution may determine or as otherwise specified in the notice calling the meeting.

45. Notice. (1) Subject to the articles, a notice stating the day, hour, place (if any) of meeting, the method of participating through electronic means (if any), the general nature of the business to be transacted and, if special business is to be transacted thereat, stating

(a) the nature of that business in sufficient detail to permit the shareholder to form a reasoned judgment thereon; and

(b) the text of any special resolution to be submitted to the meeting,

shall be sent to each person who is entitled to notice of such meeting and who on the record date for notice appears on the records of the Corporation or its transfer agent as a shareholder and to each director of the Corporation and the auditor of the Corporation, if any, personally, by sending such notice by prepaid mail, in electronic form, or by a posting on an electronic network together with sending separate notice of such specific posting, or in such other manner as provided by by-law for the giving of notice, not less than twenty-one (21) days nor more than fifty (50) days before the meeting. Such notice shall be addressed to the latest address (including, if applicable, email address or other address for sending in electronic form) of each such person as shown in the records of the Corporation or its transfer agent, or if no address is shown therein, then to the last address of each such person known to the Corporation or its transfer agent.

(2) The auditor of the Corporation, if any, is entitled to attend any meeting of shareholders of the Corporation and to receive all notices and other communications relating to any such meeting that a shareholder is entitled to receive.

46. Waiver of Notice. A meeting of shareholders may be held for any purpose at any time and, subject to section 84 of the Act, at any place or virtually without notice if all the shareholders entitled to notice of such meeting are either present in person, physically or participating through electronic means, or represented by proxy at the meeting (except where the shareholder attends the meeting for the express purpose of objecting to the transaction of any business on the grounds that the meeting is not lawfully called) or if all the shareholders entitled to notice of such meeting and not present in person nor represented by proxy thereat waive notice of the meeting. Notice of any meeting of shareholders or any irregularity in any such meeting or in the notice thereof may be waived by any shareholder, the duly appointed proxy of any shareholder, any directors or the auditor of the Corporation in writing or electronic form addressed to the Corporation or by any other manner, and any such waiver may be validly given either before or after the meeting to which such waiver relates.

47. Omission of Notice. The accidental omission to give notice of any meeting to or the non-receipt of any notice by any person shall not invalidate any resolution passed or any proceeding taken at any meeting of shareholders.

48. Record Date. (1) The directors may by resolution fix in advance a date as the record date for the determination of shareholders

(a) entitled to receive payment of a dividend;

(b) entitled to participate in a liquidation distribution; or

(c) for any other purpose except the right to receive notice of or to vote at a meeting of shareholders,

but such record date shall not precede by more than fifty (50) days the particular action to be taken.

(2) The directors may by resolution also fix in advance the date as the record date for the determination of shareholders entitled to receive notice of a meeting of shareholders, but such record date shall not precede by more than fifty (50) days or by less than twenty-one (21) days the date on which the meeting is to be held.

(3) If no record date is fixed,

(a) the record date for the determination of shareholders entitled to receive notice of a meeting of shareholders shall be

(i) at the close of business on the day immediately preceding the day on which the notice is given; or

(ii) if no notice is given, the day on which the meeting is held; and

(b) the record date for the determination of shareholders for any purpose, other than that specified in subparagraph (a) above or to vote, shall be at the close of business on the day on which the directors pass the resolution relating thereto.

49. Voting. (1) Votes at meetings of the shareholders may be given either personally, by electronic means or by proxy. At every meeting at which a shareholder is entitled to vote, every shareholder present in person and every proxyholder shall have one (1) vote unless a poll is conducted in which case every shareholder present in person or by proxy and entitled to vote shall (subject to the provisions, if any, of the articles) have one (1) vote for every share registered in the shareholder’s name.

(2) Voting at a meeting of shareholders shall be conducted in the manner determined by the chairperson of the meeting except where a ballot is demanded by a shareholder or proxyholder entitled to vote at the meeting. A shareholder or proxyholder may demand a ballot either before or after any vote. In case of an equality of votes the chairperson of the meeting shall not have a second or casting vote in addition to the vote or votes to which the chairperson may be entitled as a shareholder or proxyholder.

(3) At any meeting, unless a ballot is demanded, a declaration by the chairperson of the meeting that a resolution has been carried or carried unanimously or by a particular majority or lost or not carried by a particular majority shall be conclusive evidence of the fact without proof of the number or proportion of votes recorded in favour of or against the motion.

(4) In the absence of the chairperson of the board, the chief executive officer, the president (if any), the chief financial officer, and every vice-president, the shareholders present entitled to vote shall choose another director as chairperson of the meeting and if no director is present or if all the directors present decline to take the chair then the shareholders or proxyholders present shall choose a person to be chairperson from among the shareholders and proxyholders present.

(5) If at any meeting a ballot is demanded on the election of a chairperson or on the question of adjournment or termination it shall be taken forthwith without adjournment. If a ballot is demanded on any other question or as to the election of directors it shall be taken in such manner and either at once or later at the meeting or at an adjourned meeting as the chairperson of the meeting directs. The result of a ballot shall be deemed to be the resolution of the meeting at which the ballot was demanded. A demand for a ballot may be withdrawn.

(6) Where a person holds shares as a personal representative, such person or the proxy of such person is the person entitled to vote at all meetings of shareholders in respect of the shares so held by such person.

(7) Where a person mortgages or hypothecates the person’s shares, such person or the proxy of such person is the person entitled to vote at all meetings of shareholders in respect of such shares unless, in the instrument creating the mortgage or hypothec, such person has expressly empowered the person holding the mortgage or hypothec to vote in respect of such shares, in which case, and subject to the articles, such holder or the proxy of such holder is the person entitled to vote in respect of the shares.

(8) Where two or more persons hold the same share or shares jointly, any one of such persons present at a meeting of shareholders has the right, in the absence of the other or others, to vote in respect of such share or shares, but if more than one of such persons are present or represented by proxy and vote, they shall vote together as one on the share or shares jointly held by them.

50. Proxies. (1) A shareholder, including a shareholder that is a body corporate, entitled to vote at a meeting of shareholders may by means of a proxy appoint a proxyholder or one or more alternate proxyholders, none of whom are required to be a shareholder of the Corporation, which proxyholders shall have all the rights of the shareholder to attend and act at the meeting in the place and stead of the shareholder except to the extent limited by the proxy.

(2) An instrument appointing a proxy shall be in writing, which may be in electronic form, and shall be executed (which may be by electronic signature) by the shareholder or by the shareholder’s attorney authorized in writing (which may be in electronic form) or, if the shareholder is a body corporate, either under its seal or by an officer or attorney thereof, duly authorized. A proxy is valid only at the meeting in respect of which it is given or any adjournment thereof.

(3) Unless the Act requires another form, an instrument appointing a proxyholder shall be in the form determined by the directors from time to time.

51. Time for Deposit of Proxies. The board may by resolution specify in a notice calling a meeting of shareholders a time, preceding the time of such meeting or an adjournment thereof by not more than 48 hours excluding Saturdays and holidays before which time proxies to be used at such meeting must be deposited. A proxy shall be acted upon only if, prior to the time so specified, it shall have been deposited with the Corporation or an agent thereof specified in such notice or, if no such time is specified in such notice, only if it has been received by the secretary of the Corporation or by the chairperson of the meeting or any adjournment thereof prior to the time of voting.

52. The directors may from time to time adopt resolutions regarding the depositing of proxies at some place or places other than the place at which a meeting or adjourned meeting of shareholders is to be held and for particulars of such proxies to be sent by means of wire or wireless or any other form of transmitted or recorded communication or in writing before the meeting or adjourned meeting to the Corporation or any agent of the Corporation for the purpose of receiving such particulars and providing that proxies so deposited may be voted upon as though the proxies themselves were deposited with the Corporation at the meeting or adjourned meeting and votes given in accordance with such regulations shall be valid and shall be counted. The chairperson of any meeting of shareholders may, subject to any regulations made as aforesaid, in the chairperson’s discretion accept wire or wireless or any other form of transmitted or recorded or written communication as to the authority of any person claiming to vote on behalf of and to represent a shareholder notwithstanding that no proxy conferring such authority has been deposited with the Corporation, and any votes given in accordance with such communication accepted by the chairperson of the meeting shall be valid and shall be counted.

53. Adjournment. (1) The chairperson of the meeting may with the consent of the meeting adjourn any meeting of shareholders from time to time to a fixed time and place, or no place in the case of a virtual meeting. If a meeting of shareholders is adjourned for less than sixty (60) days, it is not necessary to give notice of the adjourned meeting other than by announcement at the earlier meeting that is adjourned. If a meeting of shareholders is adjourned by one or more adjournments for an aggregate of sixty (60) days or more, notice of the adjourned meeting shall be given as for an original meeting.

(2) Any adjourned meeting shall be duly constituted if held in accordance with the terms of the adjournment and a quorum is present at the opening thereat. The persons who formed a quorum at the original meeting are not required to form the quorum at the adjourned meeting. If there is no quorum present at the opening of the adjourned meeting, the original meeting shall be deemed to have terminated forthwith after its adjournment. Any business may be brought before or dealt with at any adjourned meeting which might have been brought before or dealt with at the original meeting in accordance with the notice calling the same.

54. Quorum. The holders of at least 33-1/3% of the shares entitled to vote at the meeting, present personally (either physically or participating through electronic means) or represented by proxy, shall constitute a quorum of any meeting of shareholders or of any class of shareholders. No business shall be transacted at any meeting unless the requisite quorum be present at the time of the transaction of such business. If a quorum is not present at the time appointed for a meeting of shareholders or within such reasonable time thereafter as the shareholders present may determine, the chairperson of the meeting may adjourn the meeting to a fixed time and place but may not transact any other business and the provisions of paragraph 45 of this by-law with regard to notice shall apply to such adjournment.

55. Resolution in Lieu of meeting. A resolution in writing signed by all the shareholders or signed counterparts of such resolution by all the shareholders entitled to vote on that resolution at a meeting of shareholders is as valid as if it had been passed at a meeting of the shareholders duly called, constituted and held. A copy of every such resolution or counterpart thereof shall be kept with the minutes of the meetings of shareholders.

SHARES AND TRANSFERS

56. Issuance. Subject to the articles and to section 27 of the Act, shares in the Corporation may be issued at such times and to such persons or classes of persons and, subject to sections 23 and 24 of the Act, for such consideration as the directors may determine.

57. Certificates. Share certificates (and the form of stock transfer power on the reverse side thereof) shall (subject to compliance with section 47 of the Act) be in such form and be signed by such director(s) or officer(s) as the directors may from time to time by resolution determine. Such certificates shall be signed by at least one director or officer of the Corporation or by or on behalf of a registrar, transfer agent or branch transfer agent of the Corporation, and any additional signatures required on a share certificate may be printed or otherwise mechanically reproduced thereon. If a share certificate contains a printed or mechanically reproduced signature of a person, the Corporation may issue the share certificate notwithstanding that the person has ceased to be a director or an officer of the Corporation, and the share certificate is as valid as if the person were a director or an officer at the date of its issue. The Corporation may allow its listed securities to be eligible to be recorded and maintained on the books of its transfer agent without the issuance of a physical stock certificate.

58. Registrar and Transfer Agent. The directors may from time to time by resolution appoint or remove one or more registrars and/or branch registrars (which may but need not be the same person) to keep the share register and/or one or more transfer agents and/or branch transfer agents (which may but need not be the same person) to keep the register of transfers, and (subject to section 48 of the Act) may provide for the registration of issues and the registration of transfers of the shares of the Corporation in one or more places and such registrars and/or branch registrars and/or transfer agents and/or branch transfer agents shall keep all necessary books and registers of the Corporation for the registration of the issuance and the registration of transfers of the shares of the Corporation for which they are so appointed. All certificates issued after any such appointment representing shares issued by the Corporation shall be countersigned by or on behalf of one of the said registrars and/or branch registrars and/or transfer agents and/or branch transfer agents, as the case may be.

59. Replacement of Share Certificates. The board or any officer or agent designated by the board may in its discretion, or in the discretion of such officer or agent, direct the issuance of a new share certificate in lieu of and upon cancellation of a share certificate that has been mutilated or in substitution for a share certificate claimed to have been lost, destroyed or wrongfully taken on payment of such fee and on such other terms as to indemnity, reimbursement of expenses and evidence of loss and of title as the board may from time to time prescribe, whether generally or in any particular case.

DIVIDENDS

60. Declaration and Payment of Dividends.  (1) Subject to the Act and the articles, the directors may from time to time by resolution declare and the Corporation may pay dividends on its issued shares.

(2)  Subject to section 41 of the Act, the Corporation may pay a dividend in money or property or by issuing fully paid shares of the Corporation.

61. Record Date for Dividends and Rights. The board may fix in advance a date, preceding by not more than 50 days the date for the payment of any dividend or the date for the issue of any warrant or other evidence of the right to subscribe for securities of the Corporation, as a record date for the determination of the persons entitled to receive payment of such dividend or to exercise the right to subscribe for such securities. If no record date is so fixed, the record date for the determination of the persons entitled to receive payment of any dividend or to exercise the right to subscribe for securities of the Corporation shall be at the close of business on the day on which the resolution relating to such dividend or right to subscribe is passed by the board.

62.  Receipt of Dividends by Joint Holders.  In case two or more persons are registered as the joint holders of any securities of the Corporation, any one of such persons may give effectual receipts for all dividends and payments on account of dividends, principal, interest and/or redemption payments on redemption of securities (if any), subject to redemption in respect of such securities

63. Unclaimed Dividends. Any dividend unclaimed after a period of six years from the date on which the same has been declared to be payable shall be forfeited and shall revert to the Corporation.

VOTING SECURITIES IN OTHER BODIES CORPORATE

64. All securities of any other body corporate carrying voting rights held from time to time by the Corporation may be voted at all meetings of shareholders, bondholders, debenture holders or holders of such securities, as the case may be, of such other body corporate in such manner and by such person or persons as the directors of the Corporation shall from time to time determine and authorize by resolution. The duly authorized signing officers of the Corporation may also from time to time execute and deliver for and on behalf of the Corporation proxies and/or arrange for the issuance of voting certificates and/or other evidence of the right to vote in such names as they may determine without the necessity of a resolution or other action by the directors.

NOTICE

65. Method of giving notice. Any notice, (which term includes, without limitation, any notice of meeting, communication or document) financial statements, or other information or material required or permitted to be given (which term includes, without limitation, sent, delivered or served) pursuant to the Act, the regulations, the Articles, the by-laws or otherwise to a shareholder, director, officer, auditor or member of a committee of the board of directors shall be sufficiently given if delivered personally to the person to whom it is to be given or if mailed to such person at such person’s recorded address by prepaid, ordinary or air mail, if sent in electronic form to such person at such person’s recorded electronic address, or by a posting on an electronic network together with sending separate notice of such specific posting. A notice so delivered shall be deemed to have been given when it is delivered personally and a notice so mailed shall be deemed to have been given when deposited in a post office or public mailbox. A notice sent in electronic form shall be deemed to have been given when such information, in electronic form, enters an information system outside the control of the Corporation. A notice by posting on an electronic network together with separate notice to the shareholder of such specific posting shall be deemed to have been given upon the later of (i) such posting and (ii) the giving of such separate notice by mail or in electronic form. The secretary may change or cause to be changed the recorded address of any shareholder, director, officer, auditor or member of a committee of the board of directors in accordance with any information believed by such person to be reliable.

66. Shares registered in more than one name. All notices or other documents required to be sent to a shareholder by the Act, the regulations under the Act, the articles or the by-laws of the Corporation shall, with respect to any shares in the capital of the Corporation registered in more than one name, be given to whichever of such persons is named first in the records of the Corporation and any notice or other document so given shall be sufficient notice or delivery of such document to all the holders of such shares.

67. Persons becoming entitled by operation of law. Every person who by operation of law, transfer or by any other means whatsoever shall become entitled to any shares in the capital of the Corporation shall be bound by every notice or other document in respect of such shares which prior to the name and address of such person being entered on the records of the Corporation shall have been duly given to the person or persons from whom such person derives the title to such shares.

68. Deceased Shareholder. Any notice or other document delivered or sent by post or left at the address of any shareholder as the same appears in the records of the Corporation shall, notwithstanding that such shareholder be then deceased and whether or not the Corporation has notice of such shareholder’s decease, be deemed to have been duly served in respect of the shares held by such shareholder (whether held solely or with other persons) until some other person be entered in the shareholder’s stead in the records of the Corporation as the holder or one of the holders thereof and such service shall for all purposes be deemed a sufficient service of such notice or other document on the deceased shareholder’s heirs, executors or administrators and all persons (if any) interested with the deceased shareholder in such shares.

69. Signatures to Notices. The signature of any director or officer of the Corporation to any notice may be written, typewritten, printed or recorded electronically.

70. Computation of Time. Where a given number of days’ notice or notice extending over any period is required to be given under any provisions of the articles or by-laws of the Corporation, the day of service or posting of the notice shall, unless it is otherwise provided, be counted in such number of days or other period and such notice shall be deemed to have been given or sent on the day of service or posting.

71. Proof of Service. A certificate of any officer of the Corporation in office at the time of the making of the certificate or of an officer of any transfer agent, other fulfillment agent or branch transfer agent of shares of any class of the Corporation as to facts in relation to the mailing or delivery or service of any notice or other documents to any shareholder, director, officer or auditor or publication of any notice or other document shall be conclusive evidence thereof and shall be binding on every shareholder, director, officer or auditor of the Corporation, as the case may be.

PAYMENTS

72. All cheques, drafts, orders or directions for the payment of money, all directions or authorizations for electronic payments or transfers and all securities or instruments evidencing obligations of the Corporation shall be signed by such officer or officers or other person or persons, whether or not officers of the Corporation, and in such manner as the directors may from time to time designate by resolution.

CUSTODY OF SECURITIES

73. (1) All securities (including warrants) owned by the Corporation shall be lodged (in the name of the Corporation) with a chartered bank or a trust company or in a safety deposit box or, if so authorized by resolution of the directors, with such other depositaries or in such other manner as may be determined from time to time by the directors.

(2) All securities (including warrants) belonging to the Corporation may be issued and held in the name of a nominee or nominees of the Corporation (and if issued or held in the names of more than one nominee shall be held in the names of the nominees jointly with right of survivorship) and shall be endorsed in blank with endorsement guaranteed in order to enable transfer thereof to be completed and registration thereof to be effected.

EXECUTION OF CONTRACTS, ETC.

74. Contracts, documents or instruments in writing requiring the signature of the Corporation may be signed by the chairperson of the board, the chief executive officer, the president, the chief financial officer or a vice-president and the secretary or the treasurer and all contracts, documents and instruments in writing so signed shall be binding upon the Corporation without any further authorization or formality. The board of directors shall have power from time to time by resolution to appoint any officer or officers, or any person or persons, on behalf of the Corporation either to sign contracts, documents and instruments in writing generally or to sign specific contracts, documents or instruments in writing.

The corporate seal of the Corporation, if any, may be affixed to contracts, documents and instruments in writing signed as aforesaid or by any officer or officers, person or persons, appointed as aforesaid by resolution of the board of directors but any such contract, document or instrument is not invalid merely because the corporate seal, if any, is not affixed thereto.

The term “contracts, documents or instruments in writing” as used in this by-law shall include deeds, mortgages, hypothecs, charges, conveyances, transfers and assignments of property real or personal, immovable or movable, agreements, releases, receipts and discharges for the payment of money or other obligations, conveyances, transfers and assignments of shares, share warrants, stocks, bonds, debentures or other securities and all paper writings.

In particular without limiting the generality of the foregoing, the chairperson of the board, the chief executive officer, the president, the chief financial officer or a vice-president and the secretary or the treasurer shall have authority to sell, assign, transfer, exchange, convert or convey any and all shares, stocks, bonds, debentures, rights, warrants or other securities owned by or registered in the name of the Corporation and to sign and execute (under the seal of the Corporation or otherwise) all assignments, transfers, conveyances, powers of attorney and other instruments that may be necessary for the purpose of selling, assigning, transferring, exchanging, converting or conveying any such shares, stocks, bonds, debentures, rights, warrants or other securities.

The signature or signatures of the chairperson of the board, the chief executive officer, the president, a vice-president, the chief financial officer, the secretary, the treasurer, an assistant secretary or an assistant treasurer, or any director of the Corporation and/or of any other officer or officers, person or persons, appointed as aforesaid by resolution of the board of directors, may, if specifically authorized by resolution of the directors, be printed, engraved, lithographed or otherwise mechanically reproduced upon any contracts, documents or instruments in writing or bonds, debentures or other securities of the Corporation executed or issued by or on behalf of the Corporation and all contracts, documents or instruments in writing or bonds, debentures or other securities of the Corporation on which the signature or signatures of any of the foregoing officers or persons authorized as aforesaid shall be so reproduced pursuant to special authorization by resolution of the directors shall be deemed to have been manually signed by such officers or persons whose signature or signatures is or are so reproduced and shall be as valid to all intents and purposes as if they had been signed manually and notwithstanding that the officers or persons whose signature or signatures is or are so reproduced may have ceased to hold office at the date of the delivery or issue of such contracts, documents or instruments in writing or bonds, debentures or other securities of the Corporation.

AUDITOR

75. At each annual meeting of the shareholders of the Corporation, an auditor may be appointed for the purpose of auditing and verifying the accounts of the Corporation for the then current year and the auditor’s report shall be submitted at the next annual meeting of the shareholders. The auditor shall not be a director or an officer of the Corporation. Unless fixed by the meeting of shareholders at which the auditor is appointed, the remuneration of the auditor shall be determined from time to time by the directors.

FISCAL YEAR

76. The fiscal period of the Corporation shall terminate on such day in each year as the directors may from time to time by resolution determine.

BORROWING

77. General Borrowing. The directors may from time to time:

(a) borrow money upon the credit of the Corporation;

(b) issue, reissue, sell or pledge debt obligations of the Corporation;

(c) give a guarantee on behalf of the Corporation to secure performance of an obligation of any person; and

(d) mortgage, hypothecate, pledge or otherwise create a security interest in all or any property of the Corporation, owned or subsequently acquired, to secure any obligation of the Corporation.

The directors may from time to time authorize any director or directors, or officer or officers, of the Corporation, to make arrangements with reference to the money borrowed or to be borrowed as aforesaid, and as to the terms and conditions of the loan thereof, and as to the securities to be given therefor, with power to vary or modify such arrangements, terms and conditions and to give such additional securities for any moneys borrowed or remaining due by the Corporation as the directors of the Corporation may authorize, and generally to manage, transact and settle the borrowing of money by the Corporation.

78. Repeal of By-Laws. Upon this by-law coming into force, all prior by-laws presently in force other than by-laws relating to the borrowing powers of the Corporation are repealed provided that such repeal shall not affect the previous operation of such by-laws so repealed or affect the validity of any act done or right, privilege, obligation or liability acquired or incurred or the validity of any contract or agreement made pursuant to any such by-laws prior to their repeal. All officers and persons acting under such by-laws so repealed shall continue to act as if appointed under the provisions of this by-law and all resolutions of the shareholders or board passed under such repealed by-laws shall continue to be good and valid except to the extent that they are inconsistent with this by-law or until amended or repealed.

* * * * * * * * * * * * * * * * * * * *

CERTIFIED duly adopted by the Board of Directors of the Corporation on February 25, 2021.

/s/ Robert J. Buckley Robert J. Buckley Chief Financial Officer

Schedule C

NOVANTA INC.

~~GSI LUMONICS INC.~~

AMENDED AND RESTATED BY‐LAW NUMBER 1

A by‐law relating generally to the regulation of the affairs of ~~GSI LUMONICS INC~~Novanta Inc. BE IT ENACTED AND IT IS HEREBY ENACTED as amended and restated by‐law Number 1 of ~~GSI~~

~~Lumonics~~Novanta Inc. (hereinafter called the “Corporation”) as follows:

DEFINITIONS

1.In this by‐law and all other by‐laws of the Corporation, unless the context otherwise specifies or requires:

(a)

“Act” means the Business Corporations Act, Statutes of New Brunswick, 1981, c. B‐9.1, as from time to time amended, and every statute that may be substituted therefor and, in the case of such amendment or substitution, any reference in the by‐ laws of the Corporation shall be read as referring to the amended or substituted provisions therefor;

(b)	“articles” means the articles, as from time to time amended, of the Corporation;
(c)	“by‐law” means any by‐law of the Corporation from time to time in force and effect;
(d)	“director” means an individual occupying the position of director of the Corporation and “directors”, “board of directors” and “board” includes a single director;

(e)~~“unanimous shareholder agreement” means an agreement as described in subsection 99(2) of the Act or a declaration of a shareholder described in subsection 99(3) of the Act;~~

~~(f~~(e) words importing the singular number only shall include the plural and vice versa; words importing the masculine gender shall include the feminine and neuter genders and vice versa; words importing persons shall include bodies corporate, corporations, companies, partnerships, syndicates, trusts and any number or aggregate of individuals;

(~~g~~f) the headings used in any by‐law are inserted for reference purposes only and are not to be considered or taken into account in construing the terms or provisions thereof or to be deemed in any way to clarify, modify or explain the effect of any such terms or provisions; and

(~~h~~g) any term contained in any by‐law which is defined in the Act shall have the meaning given to such term in the Act.

ELECTRONIC COMMUNICATIONS

2.Electronic Communication. Any notices, financial statements and any other document, information or material, including any proxy, required or permitted by the Act, the by‐laws of the Corporation or any other law applicable to the Corporation to be in writing or delivered to a person may be in electronic form and delivered electronically and any such notice, document, information and material shall be deemed delivered to the recipient when such notice, document, information or material, in electronic form, enters an information system outside the control of the Corporation.

3.Electronic Signature. Where any provision of the Act, the by‐laws of the Corporation or any other law applicable to the Corporation requires that a document be executed by a shareholder, director, officer or any other person or their authorized representative, such requirement may be satisfied by an electronic signature.

4.Virtual Meetings. Where any provision of the Act, the by‐laws of the Corporation or any other law applicable to the Corporation requires or provides for a meeting, such meeting may be convened as a virtual meeting or a hybrid meeting.

5.	Interpretation. For the purposes of this by‐law:

(a)	“electronic form” includes any document that is in digital or optical form;

(b)

“delivered electronically” includes delivery by email or facsimile transmission or by posting on an electronic network that is accessible by recipient and is capable of being retained by the recipient, together with separate notice of such specified posting;

(c)

“electronic signature” means electronic information that a person has created or adopted in order to indicate his or her assent to the document and is attached to or associated with the document and includes, but is not limited to, an electronic representation of the manual signature of the person signing the document.

(d)	“hybrid meeting” means a meeting convened at a specified physical location where persons participating in the meeting may choose to either attend in person or participate through electronic means.
(e)

“participating through electronic means” or words of similar effect means either participation over the internet or using other means of electronic communication, including video or telephone conference, whereby all persons participating can hear each other and, where applicable, can vote.

(e) “virtual meeting” means a meeting that is not convened at any physical location and all participants participate through electronic means.

REGISTERED OFFICE

~~2~~6. The Corporation may from time to time by resolution of the board of directors change the location of the address of the registered office of the Corporation to another place within New Brunswick.

CORPORATE SEAL

~~3~~7. The Corporation may have one or more corporate seals which shall be such as the board of directors may adopt by resolution from time to time.

DIRECTORS

~~4~~8. Number and Powers. There shall be a board of directors consisting of such fixed number, or minimum and maximum number, of directors as may be set out in the articles or as may be determined as prescribed by the articles, or failing that, as specified by by‐law. ~~Subject to any unanimous shareholder agreement, the~~The directors shall manage the business and affairs of the Corporation and may exercise all such powers and do all such acts and things as may be exercised or done by the Corporation and are not by the Act, the articles, the by‐laws, any special resolution of the Corporation~~, any unanimous shareholder agreement~~ or by statute expressly directed or required to be done in some other manner.

~~5~~9. Vacancies. If the number of directors is increased, the resulting vacancies shall be filled at a meeting of shareholders duly called for that purpose. Notwithstanding the provisions of paragraph ~~7~~13 of this by‐law and subject to the provisions of the Act, if a vacancy should otherwise occur in the board, the remaining directors, if constituting a quorum, may appoint a qualified person to fill the vacancy for the remainder of the term. In the absence of a quorum the remaining directors shall forthwith call a meeting of shareholders to fill the vacancy pursuant to subsection 69(2) of the Act. Where a vacancy or vacancies exist in the board, the remaining directors may exercise all of the powers of the board so long as a quorum remains in office.

~~6~~10. Duties. Every director and officer of the Corporation in exercising his or her powers and discharging his or her duties shall

(a)	act honestly and in good faith; and
(b)	exercise the care, diligence and skill that a reasonably prudent person would exercise in comparable circumstances, in the best interests of the Corporation.

~~in the best interests of the Corporation.~~

~~7~~11. Qualification. Every director shall be an individual nineteen (19) or more years of age and no one who is of unsound mind and has been so found by a court in Canada or elsewhere or who has the status of a bankrupt or who has been convicted of an offence under the Criminal Code, chapter C‐34 of the Revised Statutes of Canada, 1970, as amended from time to time, or the criminal law of any jurisdiction outside of Canada, in connection with the promotion, formation or management of a corporation or involving fraud (unless ~~three (3~~five

(5)years have elapsed since the expiration of the period fixed for suspension of the passing of sentence without sentencing or since a fine was imposed, or unless the term of imprisonment and probation imposed, if any, was concluded, whichever is the latest, but the disability imposed hereby ceases upon a pardon being granted) shall be a director.

~~8~~12. Term of Office. A director’s term of office shall be from the meeting at which ~~he~~the director is elected or appointed (unless the board of directors has specified a later effective date for a director appointed by the board of directors) until the annual meeting next following or until ~~his~~a successor is elected or appointed, or until, if earlier, ~~he~~the director dies or resigns, or is removed or disqualified pursuant to the provisions of the Act.

9.	13. Vacation of Office. The office of a director shall ipso facto be vacated if
(a)	~~he~~the director dies;
(b)

by notice in writing (which may include an electronic form) to the Corporation ~~he~~the director resigns ~~his~~the office and such resignation, if not effective immediately, becomes effective in accordance with its terms;

(c)	~~he~~the director is removed from office in accordance with section 67 of the Act; or
(d)	~~he~~the director ceases to be qualified to be a director.

~~10~~14. Election and Removal. (1) Directors shall be elected by the shareholders by ~~ordinary~~a resolution ~~in~~ passed by a majority of the votes cast at a general meeting ~~on a show of hands unless a poll is demanded and if a poll is demanded such election~~. An abstention, vote withheld or broker non‐vote shall not be ~~by ballot~~considered a vote cast. All the directors then in office shall cease to hold office at the close of the meeting of shareholders at which directors are to be elected. A director if qualified, is eligible for re‐election.

(2)Subject to sections 65 and 67 of the Act, the shareholders of the Corporation may, by ~~ordinary~~ resolution ~~at~~ passed by a majority of the votes cast at an annual or a special meeting, remove any director before the expiration of ~~his~~the director’s term of office and may, by a majority of the votes cast at the meeting, elect any person ~~in his stead~~to serve in such director’s place for the remainder of ~~his~~the director’s term. An abstention, vote withheld or broker non‐vote shall not be considered a vote cast.

(3)Each shareholder entitled to vote at an election of directors has the right to cast a number of votes equal to the number of votes attached to the shares held by ~~him~~such shareholder multiplied by the number of directors to be elected, and ~~he~~the shareholder may cast all such votes in favour of one candidate or distribute them among the candidates in any manner.

(4)A separate vote of shareholders shall be taken with respect to each candidate nominated for director unless a resolution is passed unanimously permitting two (2) or more persons to be elected by a single resolution.

(5)If a shareholder has voted for more than one candidate without specifying the distribution of ~~his~~the votes among the candidates, ~~he~~the shareholder shall be deemed to have distributed ~~his~~the votes equally among the candidates for whom ~~he~~the shareholder voted.

(6)If the number of candidates nominated for director exceeds the number of positions to be filled, the candidates who receive the least number of votes shall be eliminated until the number of candidates remaining equals the number of positions to be filled.

(7)A retiring director shall retain office until the adjournment or termination of the meeting at which ~~his~~such retiring director’s successor is elected unless such meeting was called for the purpose of removing ~~him~~the director from office as a director in which case the director so removed shall vacate office forthwith upon the passing of the resolution for ~~his~~ removal.

~~11~~15. Validity of Acts. An act by a director or officer is valid notwithstanding an irregularity in ~~his~~the election or appointment of such director or officer or a defect in ~~his~~their qualification.

MEETINGS OF DIRECTORS

~~12~~16. Place of Meeting. Subject to the articles, meetings of directors may be held at any place within or outside New Brunswick as the directors may from time to time determine or as the person convening the meeting may give notice. A meeting of the directors may be convened by the ~~chairman~~chairperson of the board (if any), the chief executive officer (if any), the president (if any) or any director at any time. The secretary (if any) shall upon direction of any of the foregoing officers or director convene a meeting of the directors.

~~13~~17. Notice. (1) Notice of the time and place of each meeting of the board shall be given in the manner provided in ~~Section 6.3~~paragraph 65 to each director:

(a)not less than three (3) days before the time when the meeting is to be held, if the notice is mailed, or

(b)not less than twenty‐four (24) hours before the time when the meeting is to be held if the notice is given personally or is delivered or is sent by any means of transmitted or recorded communication, such as facsimile transmission, ~~voice-mail~~voicemail or electronic‐mail, provided that meetings of the directors may be held at any time without notice if all the directors have waived notice.

(2)For the first meeting of the board of directors to be held immediately following the election of directors at an annual or special meeting of the shareholders, no notice of such meeting need be given to the newly elected or appointed director or directors in order for the meeting to be duly constituted, provided a quorum of the directors is present.

(3)A notice of a meeting of directors shall specify any matter referred to in subsection 73(2) of the Act that is to be dealt with at the meeting but, unless a by‐law otherwise provides, need not otherwise specify the purpose of or the business to be transacted at the meeting.

~~14~~18. Waiver of Notice. Notice of any meeting of the directors or any irregularity in any meeting or in the notice thereof may be waived by any director in writing or ~~by telegram, cable, telex or facsimile transmission~~in electronic form addressed to the Corporation or in any other manner, and such waiver may be validly given either before or after the meeting to which such waiver relates. The attendance of a director at a meeting of directors is a waiver of notice of the meeting except where a director attends a meeting for the express purpose of objecting to the transaction of any business on the grounds that the meeting is not lawfully called.

15.~~Telephone~~19. Virtual Meetings and Electronic Participation. ~~A director may participate in a meeting~~ Meetings of directors or of a committee of directors ~~by~~may be convened as virtual meetings or hybrid meetings. Further, any director may participate in any meeting through electronic means ~~of such telephone or~~ , either over the internet or using other means of electronic communication ~~facilities that permit~~where all persons participating ~~in the meeting to~~can hear each other, and a director participating in such a meeting by such means shall be deemed to be present at that meeting.

~~16~~20. Adjournment. Any meeting of the directors may be adjourned from time to time by the ~~chairman~~chairperson of the meeting, with the consent of the meeting, to a fixed time and place and no notice of the time and place for the continuance of the adjourned meeting need be given to any director if the time and place of the adjourned meeting is announced at the original meeting. Any adjourned meeting shall be duly constituted if held in accordance with the terms of the adjournment and a quorum is present thereat. The directors who formed a quorum at the original meeting are not required to form the quorum at the adjourned meeting. If there is no quorum present at the adjourned meeting, the original meeting shall be deemed to have terminated forthwith after its adjournment.

~~17~~21. Quorum and Voting. Subject to the articles, a majority of directors shall constitute a quorum for the transaction of business at any meeting of directors. No business shall be transacted by the directors except at a meeting of directors at which a quorum of the board is present. Questions arising at any meeting of the directors shall be decided by a majority of votes cast. In case of an equality of votes, the ~~chairman~~chairperson of the meeting shall not have a second or casting vote. Where the Corporation has only one director, that director may constitute a meeting.

~~18~~22. Resolution in lieu of meeting. A resolution in writing, signed by all the directors (including by electronic signature) or signed counterparts of such resolution by all the directors entitled to vote on that resolution at a meeting of directors or a committee of directors, is as valid as if it had been passed at a meeting of directors or committee of directors duly called, constituted and held. A copy of every such resolution or counterpart thereof shall be kept with the minutes of the proceedings of the directors or such committee of directors.

~~19~~23. Deemed Consent of Director Present at Meeting. A director who is present at a meeting of directors or committee of directors is deemed to have consented to any resolution passed or action taken thereat unless ~~he~~the director:

(a)	requests that ~~his~~the director’s dissent be or ~~his~~the director’s dissent is entered in the minutes of the meeting;
(b)	sends ~~his~~the director’s written dissent to the secretary of the meeting before the meeting is terminated; or
(c)	sends ~~his~~the director’s dissent by registered mail or delivers to the registered office of the Corporation immediately after the meeting is terminated.

20.	~~Deemed Consent of Director Absent from Meeting. [Deleted]~~

REMUNERATION OF DIRECTORS

~~21~~24. Subject to the articles ~~or any unanimous shareholder agreement~~, the remuneration to be paid to the directors shall be such as the board of directors shall from time to time determine and such remuneration shall be in addition to the salary paid to any officer of the Corporation who is also a member of the board of directors. The directors may also by resolution award special remuneration to any director undertaking any special services on the Corporation’s behalf other than the routine work ordinarily required of a director by the Corporation. The confirmation of any such resolution or resolutions by the shareholders shall not be required. The directors shall also be entitled to be paid their travelling and other expenses properly incurred by them in connection with the affairs of the Corporation.

SUBMISSION OF CONTRACTS OR TRANSACTIONS TO SHAREHOLDERS FOR APPROVAL

~~22~~25. The directors in their discretion may submit any contract, act or transaction for approval, ratification or confirmation at any annual meeting of the shareholders or at any special meeting of the shareholders called for the purpose of considering the same and any contract, act or transaction that shall be approved, ratified or confirmed by resolution passed by a majority of the votes cast at any such meeting (unless any different or additional requirement is imposed by the Act or by the articles or any other by‐law) shall be as valid and as binding upon the Corporation and upon all the shareholders as though it had been approved, ratified and/or confirmed by every shareholder of the Corporation.

FOR THE PROTECTION OF DIRECTORS AND OFFICERS

~~23~~26. No director or officer for the time being of the Corporation shall be liable for the acts, receipts, neglects or defaults of any other director or officer or employee of the Corporation or for joining in any receipt or act for conformity or for any loss, damage or expense happening to the Corporation through the insufficiency or deficiency of title to any property acquired by order of the board of directors for or on behalf of the Corporation or for the insufficiency or deficiency of any security in or upon which any of the moneys of or belonging to the Corporation shall be placed out or invested or for any loss or damage arising from the bankruptcy, insolvency or tortious act of any person, firm or corporation including any person, firm or corporation with whom or which any moneys, securities or effects of the Corporation shall be lodged or deposited or for any loss, conversion, misapplication or misappropriation of or any damage resulting from any dealings with any moneys, securities or other assets belonging to the Corporation or for any other loss, damage or misfortune whatever which may happen to the Corporation in the execution of the duties of ~~his~~their respective office of trust or in relation thereto, unless the same shall happen by or through ~~his~~their failure to exercise the powers and to discharge the duties of ~~his~~their office honestly, in good faith with a view to the best interests of the Corporation, and in connection therewith to exercise the care, diligence and skill that a reasonably prudent person would exercise in comparable circumstances, provided that nothing herein contained shall relieve a director or officer from the duty to act in accordance with the Act or regulations made thereunder or relieve ~~him~~the director or officer from liability for a breach thereof. The directors for the time being of the Corporation shall not be under any duty or responsibility in respect of any contract, act or transaction whether or not made, done or entered into in the name or on behalf of the Corporation, except such as shall have been submitted to and authorized or approved by the board of directors. If any director or officer of the Corporation shall be employed by or shall perform services for the Corporation, the fact of ~~his~~the director or officer being a shareholder, director or officer of the Corporation shall not disentitle such director or officer or such firm or body corporate, as the case may be, from receiving proper remuneration for such services.

INDEMNITIES TO DIRECTORS AND OTHERS

~~24~~27. Subject to section 81 of the Act, except in respect of an action by or on behalf of the Corporation or Another Body Corporate (as hereinafter defined) to procure a judgement in its favour, the Corporation shall indemnify each director and officer of the Corporation and each former director and officer of the Corporation and each person who acts or acted at the Corporation’s request as a director or officer of Another Body Corporate, and ~~his~~the heirs and legal representatives of such director or officer, against all costs, charges and expenses, including any amount paid to settle an action or satisfy a judgment, reasonably incurred ~~by him~~ in respect of any civil, criminal or administrative action or proceeding to which ~~he~~such person is made a party by reason of being or having been a director or officer of the Corporation or Another Body Corporate, as the case may be, if

(a)	~~he~~the person acted honestly and in good faith with a view to the best interests of the Corporation; and
(b)	in the case of a criminal or administrative action or proceeding that is enforced by a monetary penalty, ~~he~~the person had reasonable grounds for believing that ~~his~~their conduct was lawful.

“Another Body Corporate” as used herein means a body corporate of which the Corporation is or was a shareholder or creditor.

~~25~~28. Insurance. Subject to the limitations contained in the Act, the Corporation may purchase and maintain such insurance for the benefit of any person referred to in ~~Section 24~~paragraph 27 as the board may, from time to time, determine.

OFFICERS

~~26~~29. Appointment of Officers. Subject to the articles ~~or any unanimous shareholder agreement~~, the directors may appoint a ~~chairman~~chairperson of the board, a chief executive officer, president, chief financial officer, and a secretary and, if deemed advisable, may also appoint one or more vice‐presidents, chief accounting officer, a treasurer and one or more assistant secretaries and/or one or more assistant treasurers. None of such officers, except the ~~chairman~~chairperson of the board, need be a director of the Corporation. Any two or more of such offices may be held by the same person. In case and whenever the same person holds the offices of secretary and treasurer ~~he~~, the person may, but need not, be known as the secretary‐treasurer. The directors may from time to time designate such other offices and appoint such other officers, employees and agents as it shall deem necessary who shall have such authority and shall perform such functions and duties as may from time to time be prescribed by resolution of the directors.

~~27~~30. Remuneration and Removal of Officers. Subject to the articles ~~or any unanimous shareholder agreement~~, the remuneration of all officers, employees and agents appointed by the directors may be determined from time to time by resolution of the directors. The fact that any officer, employee or agent is a director or shareholder of the Corporation shall not disqualify ~~him~~such person from receiving such remuneration as may be so determined. The directors may by resolution remove any officer, employee or agent at any time, with or without cause.

~~28~~31. Duties of Officers may be Delegated. In case of the absence or inability or refusal to act of any officer of the Corporation or for any other reason that the directors may deem sufficient, the directors may delegate all or any of the powers of such officer to any other officer or to any director for the time being.

~~29. Chairman~~32. Chairperson of the Board. The ~~chairman~~chairperson of the board (if any) shall, if present, preside at all meetings of the directors. ~~He~~The chairperson shall sign such contracts, documents or instruments in writing as ~~require his~~requiring chairperson’s signature and shall have such other powers and duties as may from time to time be assigned to ~~him~~the chairperson by resolution of the directors.

~~30~~33. Chief Executive Officer. The chief executive officer of the Corporation shall exercise general supervision over the business and affairs of the Corporation and such other duties as the board may specify from time to time. During the absence or disability of the president, or if no president has been appointed, the chief executive officer shall also have the powers and duties of that office. During the absence or disability of the secretary, or if no secretary has been appointed, the chief executive officer shall also have the powers and duties of that office.

~~31~~34. President. The president (if any) of the Corporation shall be the chief operating officer and shall, subject to the authority of the Chief Executive Officer, exercise general supervision over the operations of the Corporation. During the absence or disability of the chief executive officer, or if no chief executive officer has been appointed, the president shall also have the powers and duties of that office.

~~32~~35. Vice‐President. The vice‐president (if any) or, if more than one, the vice‐presidents in order of seniority, shall be vested with all the powers and shall perform all the duties of the president in the absence or inability or refusal to act of the president. The vice‐president or, if more than one, the vice‐presidents in order of seniority, shall sign such contracts, documents or instruments in writing as require ~~his or~~ their signatures and shall also have such other powers and duties as may from time to time be assigned to ~~him or~~ them by resolution of the directors.

36.Chief Financial Officer. Subject to the provisions of any resolution of the directors, the chief financial officer shall have the care and custody of all the funds and securities of the Corporation and shall deposit the same in the name of the Corporation in such bank or banks or with such other depositary or depositaries as the directors may by resolution direct, or shall oversee the treasurer (if any) in the treasurer’s performance of such duties. The chief financial officer shall prepare, maintain and keep or cause to be kept adequate books of accounts and accounting records and shall provide such financial information analyses and budgeting and other financial support and forecasting as may be required from time to time by the board of directors or the chief executive officer. The chief financial officer shall sign such contracts, documents or instruments in writing as require the chief financial officer’s signature and shall have such other powers and duties as may from time to time be assigned to him by resolution of the directors or as are incident to the office.

37.Treasurer.

~~33~~ The treasurer (if any) shall under the direction of the chief financial officer administer the funds and securities of the Corporation and shall deposit the same in the name of the Corporation in such bank or banks or with such other depositary or depositaries as the directors may by resolution direct. The treasurer shall prepare, maintain and keep or cause to be kept adequate books of accounts and accounting records. The treasurer shall sign such contracts, documents or instruments in writing as require the treasurer’s signature and shall have such other powers and duties as may from time to time be assigned to him by resolution of the directors or as are incident to the office. The treasurer may be required to give such bond for the faithful performance of the treasurer’s duties as the directors in their uncontrolled discretion may require, but no director shall be liable for failure to require any such bond or for the insufficiency of any such bond or for any loss by reason of the failure of the Corporation to receive any indemnity thereby provided.

38.Secretary. The secretary (if any) shall give or cause to be given notices for all meetings of the directors or committees thereof (if any) and of shareholders when directed to do so, and shall have charge, subject to the provisions of paragraphs ~~34~~37 and ~~55~~58 hereof, of the records referred to in section 18 of the Act and of the corporate seal or seals (if any). ~~He~~The secretary shall sign such contracts, documents or instruments in writing as ~~require his signature~~required and shall have such other powers and duties as may from time to time be assigned ~~to him~~ by resolution of the directors or as are incident to ~~his~~the office of the secretary.

34. 39Treasurer. Subject to the provisions of any resolution of the directors, the treasurer (if any) shall have ~~the care and custody of all the funds and securities of the Corporation and shall deposit the same in the name of the Corporation in such bank or banks or with such other depositary or depositaries as the directors may by resolution direct. He shall prepare, maintain and keep or cause to be kept adequate books of accounts and accounting records. He shall sign such contracts, documents or instruments in writing as require his signature and shall have such other powers and duties as may from time to time be assigned to him by resolution of the directors or as are incident to his office. He may be required to give such bond for the faithful performance of his duties as the directors in their uncontrolled discretion may require, but no director shall be liable for failure to require any such bond or for the insufficiency of any such bond or for any loss by reason of the failure of the Corporation to receive any indemnity thereby provided.~~

35.Assistant Secretary and Assistant Treasurer. The assistant secretary or, if more than one, the assistant secretaries in order of seniority, and the assistant treasurer or, if more than one, the assistant treasurers in order of seniority (if any), shall respectively perform all the duties of the secretary and treasurer, respectively, in the absence or inability to act of the secretary or treasurer as the case may be. The assistant secretary or assistant secretaries, if more than one, and the assistant treasurer or assistant treasurers, if more than one, shall sign such contracts, documents or instruments in writing as require ~~his or~~ their ~~signatures~~signature(s) respectively and shall have such other powers and duties as may from time to time be assigned to them by resolution of the directors.

~~36~~40. Vacancies. If the office of ~~chairman~~chairperson of the board, chief executive officer, president, vice‐ president, secretary, assistant secretary, treasurer, assistant treasurer, or any other office created by the directors pursuant to paragraph ~~26~~29 hereof, shall be or become vacant by reason of death, resignation, removal or in any other manner whatsoever, the directors may, subject to paragraph ~~26~~29 hereof, appoint another person to fill such vacancy.

COMMITTEES OF DIRECTORS

~~37~~41. The directors may from time to time appoint from ~~their number~~among themselves one or more committees of directors consisting of one or more individuals and delegate to such committee or committees any of the powers of the directors except as provided in subsection 73(2) of the Act. Unless otherwise ordered by the directors, a committee of directors shall have power to fix its quorum, elect its ~~chairman~~chairperson and regulate its proceedings. All such committees shall report to the directors as required by them.

SHAREHOLDERS’ MEETING

~~38~~42. Annual Meeting. Subject to compliance with section 85 of the Act, the annual meeting of the shareholders shall be convened on such day in each year and at such time as the directors may by resolution determine or as otherwise specified in the notice of meeting.

~~39~~43. Special Meetings. (1) Special meetings of the shareholders may be convened by order of the ~~chairman~~chairperson of the board, the chief executive officer or the president ~~or a vice-president~~(if any) or by the directors, to be held at such time and place as may be specified in ~~such order~~the notice of meeting.

(2)In accordance with the articles, shareholders holding between them not less than ten percent (10%) of the issued shares of the Corporation that carry the right to vote at a meeting sought to be held may requisition the directors to call a meeting of shareholders. Such requisition shall state the business to be transacted at the meeting and shall be sent to each director and the registered office of the Corporation.

(3)Except as otherwise provided in subsection 96(3) of the Act, it shall be the duty of the directors on receipt of such requisition, to cause such meeting to be called by the secretary of the Corporation.

(4)If the directors do not, within twenty‐one (21) days after receiving such requisition call such meeting, any shareholder who signed the requisition may call the meeting.

~~40~~44. Place of Meetings. Meetings of shareholders of the Corporation ~~shall be held at the registered office of the Corporation~~may be conducted as virtual meetings, hybrid meetings or ~~at such other place within New Brunswick~~fully in‐person meetings as the directors by resolution may determine~~. Notwithstanding the foregoing, a meeting of shareholders of the Corporation may be held~~ or as otherwise specified in the notice calling the meeting. Except in the case of a virtual meeting, a meeting shall be convened at such place within or outside New Brunswick ~~if all~~as the directors by resolution may determine or as otherwise specified in the ~~shareholders entitled to vote at that meeting so agree, and a shareholder who attends a meeting of shareholders held outside New Brunswick is deemed to have so agreed except when he attends~~notice calling the meeting ~~for the express purpose of objecting to the transaction of any business on the grounds that the meeting is not lawfully held. Notwithstanding either of the foregoing sentences, meetings of shareholders may be held outside New Brunswick at one or more places specified in the articles~~.

~~41~~45. Notice. (1) Subject to the articles ~~or a unanimous shareholder agreement, a printed, written or typewritten~~, a notice stating the day, hour, place ~~of meeting,~~(if any) of meeting, the method of participating through electronic means (if any), the general nature of the business to be transacted and, if special business is to be transacted thereat, stating

(a)	the nature of that business in sufficient detail to permit the shareholder to form a reasoned judgment thereon; and
(b)	the text of any special resolution to be submitted to the meeting,

shall be sent to each person who is entitled to notice of such meeting and who on the record date for notice appears on the records of the Corporation or its transfer agent as a shareholder and to each director of the Corporation and the auditor of the Corporation, if any, personally, by sending such notice by prepaid mail, in electronic form, or by a posting on an electronic network together with sending separate notice of such specific posting, or in such other manner as provided by by‐law for the giving of notice, not less than twenty‐one (21) days nor more than fifty (50) days before the meeting. ~~If such~~Such notice ~~is sent by mail it~~ shall be addressed to the latest address (including, if applicable, email address or other address for sending in electronic form) of each such person as shown in the records of the Corporation or its transfer agent, or if no address is shown therein, then to the last address of each such person known to the ~~secretary~~Corporation or its transfer agent.

(2)The auditor of the Corporation, if any, is entitled to attend any meeting of shareholders of the Corporation and to receive all notices and other communications relating to any such meeting that a shareholder is entitled to receive.

~~42~~46. Waiver of Notice. A meeting of shareholders may be held for any purpose at any time and, subject to section 84 of the Act, at any place or virtually without notice if all the shareholders entitled to notice of such meeting are either present in person, physically or participating through electronic means, or represented by proxy at the meeting (except where the shareholder attends the meeting for the express purpose of objecting to the transaction of any business on the grounds that the meeting is not lawfully called) or if all the shareholders entitled to notice of such meeting and not present in person nor represented by proxy thereat waive notice of the meeting. Notice of any meeting of shareholders or any irregularity in any such meeting or in the notice thereof may be waived by any shareholder, the duly appointed proxy of any shareholder, any directors or the auditor of the Corporation in writing~~, by telegram, cable, telex or facsimile~~ or electronic form addressed to the Corporation or by any other manner, and any such waiver may be validly given either before or after the meeting to which such waiver relates.

~~43~~47. Omission of Notice. The accidental omission to give notice of any meeting to or the non‐receipt of any notice by any person shall not invalidate any resolution passed or any proceeding taken at any meeting of shareholders.

~~44~~48. Record Date. (1) The directors may by resolution fix in advance a date as the record date for the determination of shareholders

(a)	entitled to receive payment of a dividend;
(b)	entitled to participate in a liquidation distribution; or

(c)for any other purpose except the right to receive notice of or to vote at a meeting of shareholders, but such record date shall not precede by more than fifty (50) days the particular action to be taken.

(2)The directors may by resolution also fix in advance the date as the record date for the determination of shareholders entitled to receive notice of a meeting of shareholders, but such record date shall not precede by more than fifty (50) days or by less than twenty‐one (21) days the date on which the meeting is to be held.

(3)	If no record date is fixed,
(a)	the record date for the determination of shareholders entitled to receive notice of a meeting of shareholders shall be
(i)	at the close of business on the day immediately preceding the day on which the notice is given; or

(ii)	if no notice is given, the day on which the meeting is held; and
(b)

the record date for the determination of shareholders for any purpose, other than that specified in subparagraph (a) above or to vote, shall be at the close of business on the day on which the directors pass the resolution relating thereto.

~~45~~49. Voting. (1) Votes at meetings of the shareholders may be given either personally, by electronic means or by proxy. At every meeting at which ~~he~~a shareholder is entitled to vote, every shareholder present in person and every proxyholder shall have one (1) vote ~~on a show of hands. Upon~~unless a poll ~~at~~ is conducted in which ~~he is entitled to vote,~~case every shareholder present in person or by proxy and entitled to vote shall (subject to the provisions, if any, of the articles) have one (1) vote for every share registered in ~~his~~the shareholder’s name.

(2)Voting at a meeting of shareholders shall be ~~by show~~conducted in the manner determined by the chairperson of ~~hands~~the meeting except where a ballot is demanded by a shareholder or proxyholder entitled to vote at the meeting. A shareholder or proxyholder may demand a ballot either before or after any vote ~~by show of hands.~~. In case of an equality of votes the ~~chairman~~chairperson of the meeting shall not have a second or casting vote in addition to the vote or votes to which ~~he~~the chairperson may be entitled as a shareholder or proxyholder.

(3)At any meeting, unless a ballot is demanded, a declaration by the ~~chairman~~chairperson of the meeting that a resolution has been carried or carried unanimously or by a particular majority or lost or not carried by a particular majority shall be conclusive evidence of the fact without proof of the number or proportion of votes recorded in favour of or against the motion.

(4)In the absence of the ~~chairman~~chairperson of the board, the chief executive officer, the president (if any), the chief financial officer, and every vice‐president, the shareholders present entitled to vote shall choose another director as ~~chairman~~chairperson of the meeting and if no director is present or if all the directors present decline to take the chair then the shareholders or proxyholders present shall choose ~~one of their number to be chairman~~a person to be chairperson from among the shareholders and proxyholders present.

(5)If at any meeting a ballot is demanded on the election of a ~~chairman~~chairperson or on the question of adjournment or termination it shall be taken forthwith without adjournment. If a ballot is demanded on any other question or as to the election of directors it shall be taken in such manner and either at once or later at the meeting or at an adjourned meeting as the ~~chairman~~chairperson of the meeting directs. The result of a ballot shall be deemed to be the resolution of the meeting at which the ballot was demanded. A demand for a ballot may be withdrawn.

(6)Where a person holds shares as a personal representative, such person or ~~his~~the proxy of such person is the person entitled to vote at all meetings of shareholders in respect of the shares so held by ~~him~~such person.

(7)Where a person mortgages or hypothecates ~~his~~the person’s shares, such person or ~~his~~the proxy of such person is the person entitled to vote at all meetings of shareholders in respect of such shares unless, in the instrument creating the mortgage or hypothec, ~~he~~such person has expressly empowered the person holding the mortgage or hypothec to vote in respect of such shares, in which case, and subject to the articles, such holder or ~~his~~the proxy of such holder is the person entitled to vote in respect of the shares.

(8)Where two or more persons hold the same share or shares jointly, any one of such persons present at a meeting of shareholders has the right, in the absence of the other or others, to vote in respect of such share or shares, but if more than one of such persons are present or represented by proxy and vote, they shall vote together as one on the share or shares jointly held by them.

~~46~~50. Proxies. (1) A shareholder, including a shareholder that is a body corporate, entitled to vote at a meeting of shareholders may by means of a proxy appoint a proxyholder or one or more alternate proxyholders, none of whom are required to be a shareholder of the Corporation, which proxyholders shall have all the rights of the shareholder to attend and act at the meeting in the place and stead of the shareholder except to the extent limited by the proxy.

(2)An instrument appointing a proxy shall be in writing, which may be in electronic form, and shall be executed (which may be by electronic signature) by the shareholder or by ~~his~~the shareholder’s attorney authorized in writing (which may be in electronic form) or, if the shareholder is a body corporate, either under its seal or by an officer or attorney thereof, duly authorized. A proxy is valid only at the meeting in respect of which it is given or any adjournment thereof.

(3)Unless the Act requires another form, an instrument appointing a proxyholder shall be in the form determined by the directors from time to time.

~~47~~51. Time for Deposit of Proxies. The board may by resolution specify in a notice calling a meeting of shareholders a time, preceding the time of such meeting or an adjournment thereof by not more than 48 hours excluding Saturdays and holidays before which time proxies to be used at such meeting must be deposited. A proxy shall be acted upon only if, prior to the time so specified, it shall have been deposited with the Corporation or an agent thereof specified in such notice or, if no such time is specified in such notice, only if it has been received by the secretary of the Corporation or by the ~~chairman~~chairperson of the meeting or any adjournment thereof prior to the time of voting.

~~48~~52. The directors may from time to time ~~make regulations~~adopt resolutions regarding the depositing of proxies at some place or places other than the place at which a meeting or adjourned meeting of shareholders is to be held and for particulars of such proxies to be sent by means of wire or wireless or any other form of transmitted or recorded communication or in writing before the meeting or adjourned meeting to the Corporation or any agent of the Corporation for the purpose of receiving such particulars and providing that proxies so deposited may be voted upon as though the proxies themselves were deposited with the Corporation at the meeting or adjourned meeting and votes given in accordance with such regulations shall be valid and shall be counted. The ~~chairman~~chairperson of any meeting of shareholders may, subject to any regulations made as aforesaid, in ~~his~~the chairperson’s discretion accept wire or wireless or any other form of transmitted or recorded or written communication as to the authority of any person claiming to vote on behalf of and to represent a shareholder notwithstanding that no proxy conferring such authority has been deposited with the Corporation, and any votes given in accordance with such communication accepted by the ~~chairman~~chairperson of the meeting shall be valid and shall be counted.

~~49~~53. Adjournment. (1) The ~~chairman~~chairperson of the meeting may with the consent of the meeting adjourn any meeting of shareholders from time to time to a fixed time and place., or no place in the case of a virtual meeting. If a meeting of shareholders is adjourned for less than sixty (60) days, it is not necessary to give notice of the adjourned meeting other than by announcement at the earlier meeting that is adjourned. If a meeting of shareholders is adjourned by one or more adjournments for an aggregate of sixty (60) days or more, notice of the adjourned meeting shall be given as for an original meeting.

(2) Any adjourned meeting shall be duly constituted if held in accordance with the terms of the adjournment and a quorum is present at the opening thereat. The persons who formed a quorum at the original meeting are not required to form the quorum at the adjourned meeting. If there is no quorum present at the opening of the adjourned meeting, the original meeting shall be deemed to have terminated forthwith after its adjournment. Any business may be brought before or dealt with at any adjourned meeting which might have been brought before or dealt with at the original meeting in accordance with the notice calling the same.

~~50~~54. Quorum. ~~All of the shareholders or~~ The holders of at least ~~20~~33‐1/3% of the shares entitled to vote at the meeting, ~~whichever number be the lesser,~~present personally ~~present~~(either physically or participating through electronic means) or represented by proxy, shall constitute a quorum of any meeting of shareholders or of any class of shareholders. No business shall be transacted at any meeting unless the requisite quorum be present at the time of the transaction of such business. If a quorum is not present at the time appointed for a meeting of shareholders or within such reasonable time thereafter as the shareholders present may determine, the ~~persons present and entitled to vote~~chairperson of the meeting may adjourn the meeting to a fixed time and place but may not transact any other business and the provisions of paragraph ~~38~~45 of this by‐law with regard to notice shall apply to such adjournment.

~~51~~55. Resolution in Lieu of meeting. A resolution in writing signed by all the shareholders or signed counterparts of such resolution by all the shareholders entitled to vote on that resolution at a meeting of shareholders is as valid as if it had been passed at a meeting of the shareholders duly called, constituted and held. A copy of every such resolution or counterpart thereof shall be kept with the minutes of the meetings of shareholders.

~~52. Telephone Participation. [deleted]~~

SHARES AND TRANSFERS

~~53~~56. Issuance. Subject to the articles~~, any unanimous shareholder agreement~~ and to section 27 of the Act, shares in the Corporation may be issued at such times and to such persons or classes of persons and, subject to sections 23 and 24 of the Act, for such consideration as the directors may determine.

~~54~~57. Certificates. Share certificates (and the form of stock transfer power on the reverse side thereof) shall (subject to compliance with section 47 of the Act) be in such form and be signed by such director(s) or officer(s) as the directors may from time to time by resolution determine. Such certificates shall be signed ~~manually~~ by at least one director or officer of the Corporation or by or on behalf of a registrar, transfer agent or branch transfer agent of the Corporation, and any additional signatures required on a share certificate may be printed or otherwise mechanically reproduced thereon. If a share certificate contains a printed or mechanically reproduced signature of a person, the Corporation may issue the share certificate notwithstanding that the person has ceased to be a director or an officer of the Corporation, and the share certificate is as valid as if ~~he~~the person were a director or an officer at the date of its issue. The Corporation may allow its listed securities to be eligible to be recorded and maintained on the books of its transfer agent without the issuance of a physical stock certificate.

~~55~~58. Registrar and Transfer Agent. The directors may from time to time by resolution appoint or remove one or more registrars and/or branch registrars (which may but need not be the same person) to keep the share register and/or one or more transfer agents and/or branch transfer agents (which may but need not be the same person) to keep the register of transfers, and (subject to section 48 of the Act) may provide for the registration of issues and the registration of transfers of the shares of the Corporation in one or more places and such registrars and/or branch registrars and/or transfer agents and/or branch transfer agents shall keep all necessary books and registers of the Corporation for the registration of the issuance and the registration of transfers of the shares of the Corporation for which they are so appointed. All certificates issued after any such appointment representing shares issued by the Corporation shall be countersigned by or on behalf of one of the said registrars and/or branch registrars and/or transfer agents and/or branch transfer agents, as the case may be.

~~56~~59. Replacement of Share Certificates. The board or any officer or agent designated by the board may in its ~~or his~~ discretion, or in the discretion of such officer or agent, direct the ~~issue~~issuance of a new share certificate in lieu of and upon cancellation of a share certificate that has been mutilated or in substitution for a share certificate claimed to have been lost, destroyed or wrongfully taken on payment of such fee~~, not exceeding $3.00,~~ and on such other terms as to indemnity, reimbursement of expenses and evidence of loss and of title as the board may from time to time prescribe, whether generally or in any particular case.

DIVIDENDS

57.~~The~~60. Declaration and Payment of Dividends. (1) Subject to the Act and the articles, the directors may from time to time by resolution declare and the Corporation may pay dividends on ~~the~~its issued ~~and outstanding~~ shares ~~in the capital of~~ .

(2) Subject to section 41 of the Act, the Corporation ~~subject to the Act and to the provisions (if any) of the articles~~may pay a dividend in money or property or by issuing fully paid shares of the Corporation.

58.~~Dividend Cheques. A dividend payable in cash shall be paid by cheque drawn on the Corporation’s bankers or one of them to the order of each registered holder of shares of the class or series in respect of which it has been declared and mailed by prepaid ordinary mail to such registered holder at his recorded address, unless such holder otherwise directs. In the case of joint holders the cheque shall, unless such joint holders otherwise direct, be made payable to the order of all of such joint holders and mailed to them at their recorded address. The mailing of such cheque as aforesaid, unless the same is not paid on due presentation, shall satisfy and discharge the liability for the dividend to the extent of the sum represented thereby plus the amount of any tax which the Corporation is required to and does withhold.~~

59.~~Non-receipt of Cheques. In the event of non-receipt of any dividend cheque by the person to whom it is sent as aforesaid, the Corporation shall issue to such person a replacement cheque for a like amount on such terms as to indemnity, reimbursement or expenses and evidence of non-receipt and of title as the board may from time to time prescribe, whether generally or in any particular case.~~

~~60~~61. Record Date for Dividends and Rights. The board may fix in advance a date, preceding by not more than 50 days the date for the payment of any dividend or the date for the issue of any warrant or other evidence of the right to subscribe for securities of the Corporation, as a record date for the determination of the persons entitled to receive payment of such dividend or to exercise the right to subscribe for such securities. If no record date is so fixed, the record date for the determination of the persons entitled to receive payment of any dividend or to exercise the right to subscribe for securities of the Corporation shall be at the close of business on the day on which the resolution relating to such dividend or right to subscribe is passed by the board.

~~61~~62. Receipt of Dividends by Joint Holders. In case two or more persons are registered as the joint holders of any securities of the Corporation, any one of such persons may give effectual receipts for all dividends and payments on account of dividends, principal, interest and/or redemption payments on redemption of securities (if any), subject to redemption in respect of such securities

63. Unclaimed Dividends. Any dividend unclaimed after a period of six years from the date on which the same has been declared to be payable shall be forfeited and shall revert to the Corporation.

VOTING SECURITIES IN OTHER BODIES CORPORATE

~~62~~64. All securities of any other body corporate carrying voting rights held from time to time by the Corporation may be voted at all meetings of shareholders, bondholders, debenture holders or holders of such securities, as the case may be, of such other body corporate in such manner and by such person or persons as the directors of the Corporation shall from time to time determine and authorize by resolution. The duly authorized signing officers of the Corporation may also from time to time execute and deliver for and on behalf of the Corporation proxies and/or arrange for the issuance of voting certificates and/or other evidence of the right to vote in such names as they may determine without the necessity of a resolution or other action by the directors.

NOTICE

~~63~~65. Method of giving notice. Any notice, (which term includes, without limitation, any notice of meeting, communication or ~~other~~ document) financial statements, or other information or material required or permitted to be given ~~by the Corporation~~(which term includes, without limitation, sent, delivered or served) pursuant to the Act, the regulations, the Articles, the by‐laws or otherwise to a shareholder, director, officer, ~~or~~ auditor ~~of the Corporation under any provision~~or member of ~~the Act, the Articles or by-laws~~a committee of the board of directors shall be sufficiently given if delivered personally to the person to whom it is to be given or if mailed to such person at such person’s recorded address by prepaid, ordinary or air mail, if sent in electronic form to such person at such person’s recorded electronic address, or by a posting on an electronic network together with sending separate notice of such specific posting. A notice so delivered shall be deemed to have been given when it is delivered personally and a notice so mailed shall be deemed to have been given when deposited in a post office or public mailbox. ~~delivered to his latest address as shown in the records of the Corporation or if mailed by prepaid ordinary mail or air mail in a sealed envelope addressed to him at his latest address as shown in the records of~~ A notice sent in electronic form shall be deemed to have been given when such information, in electronic form, enters an information system outside the control of the Corporation. A notice by posting on an electronic network together with separate notice to the ~~Corporation or if sent to such person, at~~ shareholder of such specific posting shall be deemed to have been given upon the ~~latest applicable number for~~later of (i) such ~~person as shown in~~posting and (ii) the ~~records~~giving of ~~the Corporation,~~such separate notice by ~~any means of wire~~mail or ~~wireless or any other~~in electronic form ~~of transmitted or recorded communication~~. The secretary may change ~~the~~ or cause to be changed the recorded address ~~on the records of the Corporation of~~ any shareholder, director, officer, auditor or member of a committee of the board of directors in accordance with any information believed by ~~him~~such person to be reliable. ~~A notice, communication or document so delivered shall be deemed to have been given when it is delivered personally or at the address aforesaid. A notice, communication or document so mailed shall be deemed to have been given on the day it is deposited in a post office or public letter box. A notice sent by any means of wire or wireless or any other form of transmitted or recorded communication shall be deemed to have been given on the day on which it is transmitted.~~

~~64~~66. Shares registered in more than one name. All notices or other documents required to be sent to a shareholder by the Act, the regulations under the Act, the articles or the by‐laws of the Corporation shall, with respect to any shares in the capital of the Corporation registered in more than one name, be given to whichever of such persons is named first in the records of the Corporation and any notice or other document so given shall be sufficient notice or delivery of such document to all the holders of such shares.

~~65~~67. Persons becoming entitled by operation of law. Every person who by operation of law, transfer or by any other means whatsoever shall become entitled to any shares in the capital of the Corporation shall be bound by every notice or other document in respect of such shares which prior to ~~his~~the name and address of such person being entered on the records of the Corporation shall have been duly given to the person or persons from whom ~~he~~such person derives ~~his~~the title to such shares.

~~66~~68. Deceased Shareholder. Any notice or other document delivered or sent by post or left at the address of any shareholder as the same appears in the records of the Corporation shall, notwithstanding that such shareholder be then deceased and whether or not the Corporation has notice of ~~his~~such shareholder’s decease, be deemed to have been duly served in respect of the shares held by such shareholder (whether held solely or with other persons) until some other person be entered in ~~his~~the shareholder’s stead in the records of the Corporation as the holder or one of the holders thereof and such service shall for all purposes be deemed a sufficient service of such notice or other document on ~~his~~the deceased shareholder’s heirs, executors or administrators and all persons (if any) interested with ~~him~~the deceased shareholder in such shares.

~~67~~69. Signatures to Notices. The signature of any director or officer of the Corporation to any notice may be written, ~~stamped,~~ typewritten ~~or~~, printed or ~~partly written, stamped, typewritten or printed~~recorded electronically.

~~68~~70. Computation of Time. Where a given number of days’ notice or notice extending over any period is required to be given under any provisions of the articles or by‐laws of the Corporation, the day of service or posting of the notice shall, unless it is otherwise provided, be counted in such number of days or other period and such notice shall be deemed to have been given or sent on the day of service or posting.

~~69~~71. Proof of Service. A certificate of any officer of the Corporation in office at the time of the making of the certificate or of ~~a transfer~~an officer of any transfer agent, other fulfillment agent or branch transfer agent of shares of any class of the Corporation as to facts in relation to the mailing or delivery or service of any notice or other documents to any shareholder, director, officer or auditor or publication of any notice or other document shall be conclusive evidence thereof and shall be binding on every shareholder, director, officer or auditor of the Corporation, as the case may be.

~~CHEQUES, DRAFTS, NOTES, ETC.~~

~~70~~PAYMENTS

72. All cheques, drafts ~~or~~, orders or directions for the payment of money, all directions or authorizations for electronic payments or transfers and all ~~notes, acceptances and bills~~securities or instruments evidencing obligations of ~~exchange~~the Corporation shall be signed by such officer or officers or other person or persons, whether or not officers of the Corporation, and in such manner as the directors may from time to time designate by resolution.

CUSTODY OF SECURITIES

~~71~~73. (1) All securities (including warrants) owned by the Corporation shall be lodged (in the name of the Corporation) with a chartered bank or a trust company or in a safety deposit box or, if so authorized by resolution of the directors, with such other depositaries or in such other manner as may be determined from time to time by the directors.

(2)All securities (including warrants) belonging to the Corporation may be issued and held in the name of a nominee or nominees of the Corporation (and if issued or held in the names of more than one nominee shall be held in the names of the nominees jointly with right of survivorship) and shall be endorsed in blank with endorsement guaranteed in order to enable transfer thereof to be completed and registration thereof to be effected.

EXECUTION OF CONTRACTS, ETC.

~~72~~74. Contracts, documents or instruments in writing requiring the signature of the Corporation may be signed by the ~~chairman~~chairperson of the board, the chief executive officer, the president, the chief financial officer or a vice‐president and the secretary or the treasurer and all contracts, documents and instruments in writing so signed shall be binding upon the Corporation without any further authorization or formality. The board of directors shall have power from time to time by resolution to appoint any officer or officers, or any person or persons, on behalf of the Corporation either to sign contracts, documents and instruments in writing generally or to sign specific contracts, documents or instruments in writing.

The corporate seal of the Corporation, if any, may be affixed to contracts, documents and instruments in writing signed as aforesaid or by any officer or officers, person or persons, appointed as aforesaid by resolution of the board of directors but any such contract, document or instrument is not invalid merely because the corporate seal, if any, is not affixed thereto.

The term “contracts, documents or instruments in writing” as used in this by‐law shall include deeds, mortgages, hypothecs, charges, conveyances, transfers and assignments of property real or personal, immovable or movable, agreements, releases, receipts and discharges for the payment of money or other obligations, conveyances, transfers and assignments of shares, share warrants, stocks, bonds, debentures or other securities and all paper writings.

In particular without limiting the generality of the foregoing, the ~~chairman~~chairperson of the board, the chief executive officer, the president, the chief financial officer or a vice‐president and the secretary or the treasurer shall have authority to sell, assign, transfer, exchange, convert or convey any and all shares, stocks, bonds, debentures, rights, warrants or other securities owned by or registered in the name of the Corporation and to sign and execute (under the seal of the Corporation or otherwise) all assignments, transfers, conveyances, powers of attorney and other instruments that may be necessary for the purpose of selling, assigning, transferring, exchanging, converting or conveying any such shares, stocks, bonds, debentures, rights, warrants or other securities.

The signature or signatures of the ~~chairman~~chairperson of the board, the chief executive officer, the president, a vice‐president, the chief financial officer, the secretary, the treasurer, an assistant secretary or an assistant treasurer, or any director of the Corporation and/or of any other officer or officers, person or persons, appointed as aforesaid by resolution of the board of directors, may, if specifically authorized by resolution of the directors, be printed, engraved, lithographed or otherwise mechanically reproduced upon any contracts, documents or instruments in writing or bonds, debentures or other securities of the Corporation executed or issued by or on behalf of the Corporation and all contracts, documents or instruments in writing or bonds, debentures or other securities of the Corporation on which the signature or signatures of any of the foregoing officers or persons authorized as aforesaid shall be so reproduced pursuant to special authorization by resolution of the directors shall be deemed to have been manually signed by such officers or persons whose signature or signatures is or are so reproduced and shall be as valid to all intents and purposes as if they had been signed manually and notwithstanding that the officers or persons whose signature or signatures is or are so reproduced may have ceased to hold office at the date of the delivery or issue of such contracts, documents or instruments in writing or bonds, debentures or other securities of the Corporation.

AUDITOR

~~73~~75. At each annual meeting of the shareholders of the Corporation, an auditor may be appointed for the purpose of auditing and verifying the accounts of the Corporation for the then current year and ~~his~~the auditor’s report shall be submitted at the next annual meeting of the shareholders. The auditor shall not be a director or an officer of the Corporation. Unless fixed by the meeting of shareholders at which ~~he~~the auditor is appointed, the remuneration of the auditor shall be determined from time to time by the directors.

FISCAL YEAR

~~74~~76. The fiscal period of the Corporation shall terminate on such day in each year as the directors may from time to time by resolution determine.

BORROWING

~~75~~77. General Borrowing. The directors may from time to time:

(a)	borrow money upon the credit of the Corporation;
(b)	issue, reissue, sell or pledge debt obligations of the Corporation;
(c)	give a guarantee on behalf of the Corporation to secure performance of an obligation of any person; and
(d)	mortgage, hypothecate, pledge or otherwise create a security interest in all or any property of the Corporation, owned or subsequently acquired, to secure any obligation of the Corporation.

The directors may from time to time authorize any director or directors, or officer or officers, of the Corporation, to make arrangements with reference to the money borrowed or to be borrowed as aforesaid, and as to the terms and conditions of the loan thereof, and as to the securities to be given therefor, with power to vary or modify such arrangements, terms and conditions and to give such additional securities for any moneys borrowed or remaining due by the Corporation as the directors of the Corporation may authorize, and generally to manage, transact and settle the borrowing of money by the Corporation.

~~76~~78. Repeal of By‐Laws. Upon this by‐law coming into force, all prior by‐laws presently in force other than by‐laws relating to the borrowing powers of the Corporation are repealed provided that such repeal shall not affect the previous operation of such by‐laws so repealed or affect the validity of any act done or right, privilege, obligation or liability acquired or incurred or the validity of any contract or agreement made pursuant to any such by‐laws prior to their repeal. All officers and persons acting under such by‐laws so repealed shall continue to act as if appointed under the provisions of this by‐law and all resolutions of the shareholders or board passed under such repealed by‐laws shall continue to be good and valid except to the extent that they are inconsistent with this by‐ law or until amended or repealed.

* * * * * * * * * * * * * * * * * * * *

~~WITNESS~~ CERTIFIED duly adopted by the Board of Directors ~~the corporate seal~~ of the Corporation on ~~this day of~~ February 25, ~~199~~ 2021.

/s/ Robert J. Buckley

Robert J. Buckley

Chief Financial Officer

~~CHIEF EXECUTIVE OFFICER~~

~~PRESIDENT~~

~~GSI GROUP INC.~~

~~(the “Company”) AMENDMENT NUMBER 1 TO BY-LAW NO. 1~~

~~1. Section 50 of By-Law Number 1 of the Company is hereby amended such that the first sentence of Section 50 is hereby amended to read as follows:~~

~~“The holders of at least 33-1/3% of the shares entitled to vote at the meeting, present personally or represented by proxy, shall constitute a quorum of any meeting of shareholders or of any class of shareholders.”~~

~~The foregoing amendment to By-Law Number 1 was made by the directors of the Company on April 22, 2005 and was confirmed without variation by the shareholders of the Company on May 26, 2005.~~

~~/s/ Tamblyn Ghanem~~

~~Tamblyn Ghanem~~

~~Assistant Secretary~~

~~GSI GROUP INC.~~

~~(the “Company”) AMENDMENT NUMBER 2 TO BY-LAW NO. 1~~

1.~~Section 54 of By-Law Number 1 of the Company is hereby amended such that the following sentence shall be added to the end of Section 54:~~

~~“The Corporation may allow its listed securities to be eligible to be recorded and maintained on the books of its transfer agent without the issuance of a physical stock certificate.”~~

2.~~Section 63 of By-Law Number 1 of the Company is hereby deleted in its entirety and replaced with the following: “Any notice, (which term includes, without limitation, any notice of meeting, communication or document) financial statements, or other information or material required or permitted to be given (Which term includes, without limitation, sent, delivered or served) pursuant to the Act, the regulations, the Articles, the by-laws, any unanimous shareholder agreement or otherwise to a shareholder, director; officer, auditor or member of a committee of the board of directors shall be sufficiently given if delivered personally to the person to whom it is to be given or if mailed to such person at such person’s recorded address by prepaid, ordinary or air mail, or if sent to such person at such person’s recorded address by means of any telephonic, electronic or other communication facility.~~

~~A notice so delivered shall be deemed to have been given when it is delivered personally and a notice so mailed shall be deemed to have been given when deposited in a post office or public~~ mailbox. A notice sent by any means of electronic or recorded telephonic communication shall be ~~deemed to have been given when such information, in electronic form, enters an information system outside the control of the Corporation. The secretary may change or cause to be changed the recorded address of any shareholder, director, officer, auditor or member of a committee of the board of directors in accordance with any information believed by such person to be reliable.”~~

~~The foregoing amendment to Section 54 of By-Law Number 1 was made by the directors of the Company on October 23, 2007 and the foregoing amendment to Section 63 of By-Law Number 1 was made by the directors of the Company on February 26, 2008. The amendments to Sections 54 and 63 of By-Law Number 1 were confirmed without variation by the shareholders of the Company on May 15, 2008.~~

~~/s/ Daniel J. Lyne~~

~~Daniel J. Lyne~~

~~Secretary~~

~~NOVANTA INC.~~

~~(the “Company”) AMENDMENT NUMBER 3 TO BY-LAW NO. 1~~

~~1. Section 52 of By-Law Number 1 of the Company is hereby amended and restated as follows:~~

~~“52. Remote Participation: Meetings of shareholders may be held by means of any telephonic, electronic or other communication facility, including teleconferencing, video conferencing, computer link, webcasting and other similar means, that permits all participants to hear each other during the meeting. Any person entitled to attend a meeting of shareholders may participate in the meeting by means of such a telephonic, electronic or other communication facility, if the Corporation makes available such a facility. A person participating in a meeting by such means shall be deemed to be present at the meeting.”~~

~~/s/ Robert J. Buckley~~

~~Robert J. Buckley~~

~~Chief Financial Officer~~

Schedule D

Articles of Amendment

Novanta Inc.

(herein referred to as the "Corporation")

Section 2 of the Articles of the Corporation are amended by deleting the same and substituting:

The Corporation is authorized to issue (i) an unlimited number of common shares without par value and (ii) an unlimited number of preferred shares without par value issuable in series having the rights, privileges, restrictions and conditions set out in Schedule – Share Capital.

SCHEDULE – SHARE CAPITAL

1.	COMMON SHARES

The common shares shall carry and be subject to the following rights, privileges, restrictions and conditions, namely:

(a)

The holders of common shares are entitled to receive notice of any meeting of the shareholders of the Corporation and to attend and vote at such meetings except those meetings where only holders of a specified class or particular series of shares are entitled to vote and each holder thereof shall be entitled to One (1) vote per share in person or by proxy.

(b)

Subject to the rights, privileges, restrictions and conditions attaching to any other shares of the Corporation, the holders of the common shares are entitled to receive any dividend declared and paid by the Corporation.

(c)

Subject to the rights, privileges, restrictions and conditions attaching to any other shares of the Corporation in the event of the liquidation, dissolution or winding-up of the Corporation, the holders of the common shares are entitled to receive the remaining property of the Corporation after payment of all of the Corporation's liabilities.

2.	PREFERRED SHARES

The preferred shares, as a class, shall carry and be subject to the following rights, privileges, restrictions and conditions, namely:

(a)

The board of directors of the Corporation may issue the preferred shares at any time and from time to time in one or more series. Before the first shares of a particular series are issued, the board of directors of the Corporation shall fix the number of shares in such series and shall determine, subject to the limitations set out in the articles, the designation, rights, privileges, restrictions and conditions to be attached to the shares of such series including, without limitation, the rate or rates, amount or method or methods of calculation of dividends thereon, the time and place of payment of dividends, whether cumulative or non-cumulative or partially cumulative and whether such rate, amount or method of calculation shall be subject to change or adjustment in the future, the currency or currencies of payment of dividends, the consideration and the terms and conditions of any purchase for cancellation, retraction or redemption rights (if any), the conversion or exchange rights attached thereto (if any), the voting rights attached thereto (if any), and the terms and conditions of any share purchase plan or sinking fund with respect thereto. Before the issue of the first shares of a series, the board of directors of the Corporation shall send to the Director (as defined in the New Brunswick Business Corporations Act (as the same may from time to time be amended, reenacted or replaced) articles of amendment containing a description of such series including the designation, rights, privileges, restrictions and conditions determined by the board of directors of the Corporation.

(b)

No rights, privileges, restrictions or conditions attached to a series of preferred shares shall confer upon a series a priority in respect of dividends or return of capital over any other series of preferred shares then outstanding.  Subject to the rights which may from time to time be attached to any series of preferred shares, the preferred shares shall be entitled to priority over the common shares and over any other shares of the Corporation ranking junior to the preferred shares with respect to priority in the payment of dividends and the distribution of assets in the event of the liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, or any other distribution of the assets of the Corporation among its shareholders for the purpose of winding-up its affairs. If any cumulative dividends or amounts payable on a return of capital in respect of a series of preferred shares are not paid in full, the preferred shares of all series shall participate rateably in respect of such dividends, including accumulations, if any, in accordance with the sums that would be payable on such shares if all such dividends were declared and paid in full, and in respect of any repayment of capital in accordance with the sums that would be payable on such repayment of capital if all sums so payable were paid in full; provided however, that in the event of there being insufficient assets to satisfy in full all such claims to dividends and return of capital, the claims of the holders of the preferred shares with respect to repayment of capital shall first be paid and satisfied and any assets remaining thereafter shall be applied towards the payment and satisfaction of claims in respect of dividends. The preferred shares of any series may also be given such other preferences, not inconsistent with subparagraphs (a) to (d) hereof, over the common shares and over any other shares ranking junior to the preferred shares as may be determined in the case of such series of preferred shares.

(c)

Except as hereinafter referred to or as otherwise required by law or in accordance with any voting rights which may from time to time be attached to any series of preferred shares, the holders of the preferred shares as a class shall not be entitled as such to receive notice of, to attend or to vote at any meeting of the shareholders of the Corporation.

(d)

The rights, privileges, restrictions and conditions attaching to the preferred shares as a class may be added to, changed or removed but only with the approval of the holders of the preferred shares given as hereinafter specified.

(e)

The approval of the holders of preferred shares to add to, change or remove any right, privilege, restriction or condition attaching to the preferred shares as a class or to any other matter requiring the consent of the holders of the preferred shares as a class may be given in such manner as may then be required by law, subject to a minimum requirement that such approval shall be given by resolution passed by the affirmative vote of at least two-thirds of the votes cast at a meeting of the holders of preferred shares duly called for that purpose. The formalities to be observed in respect of the giving of notice of any such meeting or any adjourned meeting and the conduct thereof shall be those from time to time required by the New Brunswick Business Corporations Act (as the same from time to time amended, reenacted or replaced) and prescribed in the by-laws of the Corporation with respect to meetings of shareholders. On every poll taken at a meeting of holders of preferred shares as a class, each holder entitled to vote thereat shall have one vote in respect of each One Dollar ($1.00) of the issue price of each preferred share held by the holder.  One or more shareholders entitled to vote at the meeting holding or representing, in total, at least one-third of the issued preference shares shall constitute a quorum for any meeting of the holders of the preferred shares to consider any variation in the rights privileges, restrictions or conditions attaching to the preferred shares in accordance with this paragraph 2(e).

CERTIFIED duly adopted by the Board of Directors of the Corporation on March 19, 2021.

/s/ Robert J. Buckley Robert J. Buckley Chief Financial Officer

Schedule E

SPECIAL RESOLUTION

Be it Resolved as a Special Resolution that:

1.The articles of the Corporation are amended to create an unlimited number of preferred shares issuable in series having the rights, privileges, restrictions and conditions as set out in Schedule D.

2.The Corporation is hereby authorized and directed to make application pursuant to the Business Corporations Act (New Brunswick) (the "NBBCA") for a Certificate of Amendment to give effect to this special resolution.

3.Any director or officer of the Corporation is authorized and directed, for and in the name of and on behalf of the Corporation, to execute (whether under the corporate seal of the Corporation or otherwise) and deliver all such further agreements, instruments, amendments, certificates and other documents, including without limitation, Articles of Amendment in the form prescribed by the NBBCA, and to do all such other acts or things as that director or officer may determine to be necessary or advisable to implement the foregoing special resolutions and the matters authorized thereby, the execution of any such document or the doing of any such other act or thing being conclusive evidence of such determination.

4.Notwithstanding the foregoing, the Board of Directors of the Corporation be and is hereby authorized, in its sole discretion, to revoke this resolution without any further approval of the shareholders at any time prior to the issuance of a Certificate of Amendment under the NBBCA giving effect hereto.

PROXY FORM Annual General and Special Meeting Novanta Inc. (the "Company") WHEN: Thursday, May 13, 2021 at 3:00 pm EDT WHERE: www.virtualshareholdermeeting.com/NOVT2021 STEP 1 REVIEW YOUR VOTING OPTIONS ONLINE: VOTE AT PROXYVOTE.COM USING YOUR COMPUTER OR MOBILE DATA DEVICE. YOUR CONTROL NUMBER IS LOCATED BELOW. SCAN TO VIEW MATERIAL AND VOTE NOW BY TELEPHONE: YOU MAY ENTER YOUR VOTING INSTRUCTIONS BY TELEPHONE AT: ENGLISH: 1-800-474-7493 OR FRENCH: 1-800-474-7501 BY MAIL: THIS PROXY FORM MAY BE RETURNED BY MAIL IN THE ENVELOPE PROVIDED. REMINDER: PLEASE REVIEW THE INFORMATION / PROXY CIRCULAR BEFORE VOTING. G-V502122020 CONTROL NO.: PROXY DEPOSIT DATE: May 11, 2021 at 3:00 pm EDT. The control number has been assigned to you to identify your shares for voting. You must keep your control number confidential and not disclose it to others other than when you vote using one of the voting options set out on this form. Should you send this form or provide your control number to others, you are responsible for any subsequent voting of, or subsequent inability to vote, your shares. INSTRUCTIONS: 1. This Form of Proxy is solicited by and on behalf of the Board of Directors and management of the issuer. 2. You have the right to appoint a person, who need not be a shareholder, other than the person(s) specified on the other side of this form to attend and act on your behalf at the Meeting. If you wish to appoint a person: • Write the name of your designate on the “Appointee” line and provide a unique APPOINTEE IDENTIFICATION NUMBER for your Appointee to access the Virtual Meeting in the space provided on the other side of this form, sign and date the form, and return it by mail, or • Go to ProxyVote.com and insert the name of your designate in the “Change Appointee(s)” section and provide a unique APPOINTEE IDENTIFICATION NUMBER on the voting site for your Appointee to access the Virtual Meeting. You MUST provide your Appointee the EXACT NAME and EIGHT CHARACTER APPOINTEE IDENTIFICATION NUMBER to access the Virtual Meeting. Appointees can only be validated at the Virtual Meeting using the EXACT NAME and EIGHT CHARACTER APPOINTEE IDENTIFICATION NUMBER you enter. IF YOU DO NOT CREATE AN EIGHT CHARACTER APPOINTEE IDENTIFICATION NUMBER AND PROVIDE IT TO YOUR APPOINTEE, YOUR APPOINTEE WILL NOT BE ABLE TO ACCESS THE VIRTUAL MEETING. 3. This Form of Proxy confers discretionary authority to vote on amendments or variations to the matters identified in the notice of the Meeting and with respect to other matters that may properly be brought before the Meeting or any adjournment or postponement thereof. This Form of Proxy will not be valid and not be acted upon or voted unless it is completed and delivered as outlined herein. 4. If the shares are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this Form of Proxy. If you are voting on behalf of a corporation or another individual, documentation evidencing your power to sign this Form of Proxy with signing capacity stated may be required. 5. In order to expedite your vote, you may use the Internet or a touch-tone telephone, and entering the control number noted above. The Internet or telephone voting service is not available on the day of the Meeting. The telephone system cannot be used if you designate another person to attend on your behalf. If you vote by Internet or telephone, do not mail back this Form of Proxy. 6. If the Form of Proxy is not dated, it will be deemed to bear the date on which it was mailed to the shareholder. 7. This Form of Proxy will be voted as directed by the shareholder. If no voting preferences are indicated on the reverse, this Form of Proxy will be voted as recommended on the reverse of this form or as stated in the management proxy circular, except in the case of your appointment of an Appointee. 8. Unless prohibited by law or you instruct otherwise, your Appointee(s) will have full authority to attend and otherwise act at, and present matters to the Meeting and any adjournment or postponement thereof, and vote on all matters that are brought before the Meeting or any adjournment or postponement thereof, even if these matters are not set out in this form or in the management proxy circular. 9. If these voting instructions are given on behalf of a body corporate, set out the full legal name of the body corporate, and the name and position of the person giving voting instructions on behalf of the body corporate. 10. If the items listed in the management proxy circular are different from the items listed on the other side of this form, the management proxy circular will be considered correct. 11. This Form of Proxy should be read in conjunction with the accompanying management proxy circular. PLEASE SEE OVER

PROXY FORM Novanta Inc. (the "Company") MEETING TYPE: Annual General and Special Meeting MEETING DATE: Thursday, May 13, 2021 at 3:00 pm EDT RECORD DATE: March 31, 2021 PROXY DEPOSIT DATE: May 11, 2021 at 3:00 pm EDT CUID: ACCOUNT NO: CUSIP: CONTROL NO.: STEP 2 APPOINT A PROXY (OPTIONAL) APPOINTEE(S): Robert Buckley, or failing him, Matthijs Glastra with full power of substitution Change Appointee If you wish to designate another person to attend, vote and act on your behalf at the Meeting, or any adjournment or postponement thereof, other than the person(s) specified above, go to www.proxyvote.com or print your name or the name of the other person attending the Meeting in the space provided herein and provide a unique APPOINTEE IDENTIFICATION NUMBER USING ALL BOXES for your Appointee to access the Virtual Meeting. You may choose to direct how your Appointee shall vote on matters that may come before the Meeting or any adjournment or postponement thereof. Unless you instruct otherwise your Appointee will have full authority to attend, vote, and otherwise act in respect of all matters that may come before the Meeting or any adjournment or postponement thereof, even if these matters are not set out in the proxy form or the circular for the Meeting. You can also change your Appointee online at www.proxyvote.com. You MUST provide your Appointee the EXACT NAME and an EIGHT (8) CHARACTER APPOINTEE IDENTIFICATION NUMBER to access the Virtual Meeting. Appointees can only be validated at the Virtual Meeting using the EXACT NAME and EIGHT (8) CHARACTER APPOINTEE IDENTIFICATION NUMBER you enter below. PLEASE PRINT APPOINTEE NAME INSIDE THE BOX CREATE AN EIGHT (8) CHARACTER IDENTIFICATION NUMBER FOR YOUR APPOINTEE MAXIMUM 22 CHARACTERS - PLEASE PRINT CLEARLY MUST BE EIGHT CHARACTERS IN LENGTH - PLEASE PRINT CLEARLY STEP 3 COMPLETE YOUR VOTING DIRECTIONS ITEM(S): VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT OVER THE BOXES (FILL IN ONLY ONE BOX “ ” PER ITEM IN BLACK OR BLUE INK) 1A Election of Director: Lonny J. Carpenter FOR WITHHOLD 1B Election of Director: Deborah DiSanzo FOR WITHHOLD 1C Election of Director: Matthijs Glastra FOR WITHHOLD 1D Election of Director: Brian D. King FOR WITHHOLD 1E Election of Director: Ira J. Lamel FOR WITHHOLD 1F Election of Director: Maxine L. Mauricio FOR WITHHOLD 1G Election of Director: Katherine A. Owen FOR WITHHOLD 1H Election of Director: Thomas N. Secor FOR WITHHOLD 1I Election of Director: Frank A. Wilson FOR WITHHOLD 02 Approval, on an advisory (non-binding) basis, of the Company's executive compensation. FOR AGAINST ABSTAIN 03 To approve the amended and restated Novanta Inc. 2010 Incentive Award Plan. FOR AGAINST ABSTAIN 04 To appoint PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm to serve until the 2022 Annual Meeting of shareholders. FOR AGAINST ABSTAIN 05 To confirm the Company’s Amended and Restated By-Law Number 1. FOR AGAINST ABSTAIN 06 To approve an amendment to the Company's articles to authorize blank check preferred shares. FOR AGAINST ABSTAIN STEP 4 THIS DOCUMENT MUST BE SIGNED AND DATED SIGNATURE(S) *INVALID IF NOT SIGNED* M M D D Y Y